[GE LOGO OMITTED]

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GE Investments Funds, Inc.

                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 1999

                                                      GE INVESTMENTS FUNDS, INC.
--------------------------------------------------------------------------------

UNDERSTANDING YOUR REPORT
--------------------------------------------------------------------------------

A LETTER FROM THE CHAIRMAN ................................................ 1
REVIEW OF PERFORMANCE AND SCHEDULES OF INVESTMENTS
Portfolio Managers discuss your Funds and what we invested in and why

     U.S. EQUITY FUND ..................................................... 3


     S&P 500 INDEX FUND ................................................... 7


     PREMIER GROWTH EQUITY FUND ...........................................14


     VALUE EQUITY FUND ....................................................17


     INTERNATIONAL EQUITY FUND ............................................20


     INCOME FUND ..........................................................25


     GLOBAL INCOME FUND ...................................................32


     TOTAL RETURN FUND ....................................................36


     MONEY MARKET FUND ....................................................44


     REAL ESTATE SECURITIES FUND ..........................................46


     NOTES TO PERFORMANCE AND NOTES TO SCHEDULES OF INVESTMENTS ...........49


FINANCIAL STATEMENTS
     Financial Highlights .................................................50
     Notes to the Financial Highlights ....................................55
     Statements of Assets and Liabilities, Operations,
        and Changes in Net Assets .........................................56

NOTES TO THE FINANCIAL STATEMENTS .........................................62

GE INVESTMENTS FUNDS' INVESTMENT TEAM ......................INSIDE BACK COVER

                                                      A LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide you with the GE Investment Funds, Inc. semi-annual report for 1999.

Second-quarter returns for world equity markets were robust. Economic growth in the United States continues to surprise everyone on the upside, which triggered the Federal Reserve's interest rate increase at the end of June.

Following the rate increase, the U.S. central bank signaled that further rate hikes were not a foregone conclusion, another positive for the markets. The raise in interest rates did adversely affect fixed income markets but inflation clearly is under control in the U.S. and other regions of the world. We see modest growth in Europe; recovery in emerging markets with prospects for economic growth appearing bright; and continued rally in the Japanese market as the government takes some fiscal steps to stimulate the economy.


PERFORMANCE HIGHLIGHTS

Overall, GE Investment Funds performed well during the first six months of 1999. All our domestic equity funds posted double-digit returns -- the Premier Growth Equity Fund and the Value Equity Fund turned in exceptional performances for the six-month period and beat their benchmarks (both S&P 500 and the average of their Lipper peers) by over 7% and 10%, respectively. We also saw resurgence in the real estate market as the Wilshire Real Estate Securities Index posted its first positive quarterly return since September 1997 -- the Real Estate Securities Fund benefited from this upward movement posting an above index return.


MARKET OVERVIEW

In 1998, performance of a handful of large stocks led the U.S. stock market. By the second quarter of 1999, the market had broadened. A comparison of the leading indices clearly shows the change. The S&P 500, which tracks large-cap issues, gained approximately 7% in the second quarter. For the same period, the small-cap Russell 2000 Index rose 15.6% and the S&P 400, a mid-cap index, returned 14.4%. Value stocks also outperformed growth stocks in the second quarter.

The stock market's sustained growth continues to be driven by technology stocks -- with this sector gaining 25% during the first half of 1999. One area of concern, how-ever, is internet stocks which appear to have excessive valuations, in many cases, with little prospect for sustainable earnings in the foreseeable future.

Despite recent pullbacks, the internet index is still up threefold over the past year. The issue is whether a sharp correction in these stocks would affect the overall market.

For the rest of the market, earnings have been a bit better than expected at the beginning of the year and valuations, while very high in historical terms, can probably be sustained assuming inflation remains low.

Another critical question is how long the United States can remain the primary source for global economic growth -- the world's buyer of last resort. Led by emerging markets, up 39% in the first half, international markets have rebounded from last August's currency crisis. But markets in developed countries gained just 4%. It should be noted that valuations in international markets are very attractive.


OUTLOOK

For the world's equity markets to maintain economic health, we believe the emerging markets must continue to recover and Europe must generate earnings and cashflow growth. With the Fed poised to act "promptly and forcefully" to forestall inflation we believe a neutral duration posture is appropriate despite the current high real yields. Sector allocation and security selection offer better opportunities to add value than interest rate anticipation.

One other uncertainty affects world markets -- fears generated by anticipation of Year 2000 (Y2K) problems. We believe that the developed nations will deal successfully with the Y2K computer situation and that the financial markets will not be significantly affected in the long term. Y2K may cause a blip in world financial markets, in the shorter term, but we do not think it will alter the state of the global economy.

--------------------------------------------------------------------------------


The economic fundamentals remain positive. Inflation is low. The global economy is growing. Companies are cost-competitive. Countries are beginning to realize that monetary policy is an ineffective mechanism for growth, which must instead be generated through public and fiscal policy. To cite just one example, Japan recently lowered taxes and developed programs to stimulate economic development.

We remain fully invested in both U.S. and international equity markets. We believe that these markets will reward good stock selection and we continue to focus on bottom up, fundamental analysis -- constructing portfolios on a stock-by-stock basis. In this environment, diversification is a prudent investment strategy. We recommend that people examine their portfolios and assure that they contain a broad variety of assets.


YEAR 2000

As the Year 2000 draws nearer, be assured that the GE Investments Funds' adviser, GE Investment Management Incorporated (GEIM) has incorporated Y2K readiness capability into the analysis processes for the investment portfolios. In addition, it has been engaged in a multi-year effort to address Y2K date-related issues in a broad range of areas including applications, process-enabling systems and facilities. GEIM also benefits from the Y2K efforts of its parent, General Electric Company, which systematically monitors the implementation of the Y2K programs of all GE businesses, and facilitates the sharing of best practices. With respect to third-party systems, GEIM, like many similar companies, must largely rely on the efforts and affirmations of others. However, it will continue to work with our most critical vendors, State Street Bank and Trust Company, the funds' custodian, and National Financial Data Services Inc., the funds' transfer agent. Although the interaction of various software and hardware elements is highly complex -- and the possibility of Y2K related problems cannot be eliminated totally - GEIM believes it is taking the appropriate steps.

Thank you for your trust in us.


Sincerely,


/S/ SIGNATURE
Michael J. Cosgrove
CHAIRMAN, GE INVESTMENTS FUNDS, INC.

Mike Cosgrove is the president of the Investment Services Group of GE Financial Assurance Holdings, Inc., and of GE Investment Distributors Inc., the funds' distributor, and serves as a trustee of the GE Pension Trust and GE's employee savings program. Previously Chief Financial Officer of GE Investments and Assistant Treasurer-GE Company, Mike joined GE in 1970 and held a number of managerial positions in finance and sales in International Operations and in GE Trading Company. He has an B.S. in economics from Fordham University and an M.B.A. from St. John's University.

                                                                U.S. EQUITY FUND
--------------------------------------------------------------------------------

Q&A


GENE BOLTON IS RESPONSIBLE FOR THE OVERALL MANAGEMENT OF THE U.S. EQUITY OPERATION AT GE INVESTMENTS WITH TOTAL ASSETS OF OVER $35 BILLION. GENE JOINED GE IN 1964. AFTER COMPLETING GE'S FINANCIAL MANAGEMENT PROGRAM, HE HELD A NUMBER OF FINANCIAL AND STRATEGIC PLANNING POSITIONS IN THE U.S. AND EUROPE. JOINING GE INVESTMENTS IN 1984 AS CHIEF FINANCIAL OFFICER, HE MOVED TO EQUITIES AS A PORTFOLIO MANAGER IN 1986 AND WAS NAMED TO HIS PRESENT POSITION IN 1991. GENE IS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM, AS WELL AS CHAIRMAN OF THE ASSET ALLOCATION COMMITTEE OF GE INVESTMENTS. HE ALSO SERVES AS A TRUSTEE OF THE INVESTMENT MANAGEMENT WORKSHOP, SPONSORED BY THE ASSOCIATION FOR INVESTMENT MANAGEMENT AND RESEARCH. GENE IS A GRADUATE OF MUNDELEIN COLLEGE WITH A B.A. IN BUSINESS MANAGEMENT.

Q. HOW DID THE U.S. EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTHS ENDED JUNE 30, 1999?
A. The U.S. Equity Fund gained 14.12% for the six-months period ended June 30, 1999. This compares with a 12.26% return for the S&P 500 Index. For the same period, the Lipper peer group of 185 Growth and Income annuity funds returned 11.70%.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?
A. A healthy economy and a broadening stock market helped the fund's performance for the first half of 1999. In the first several months of the year, the market consolidated gains made during the strong fourth-quarter recovery of 1998. Anticipation of good corporate earnings led to a rally in March.

   Last year, a few stocks accounted for most of the market's gain. In contrast the market broadened in April. Small- and mid-cap stocks outperformed large-caps in the second quarter and value stocks did better than growth stocks. While small- and mid-cap stocks still lagged the S&P 500 through the first half of the year, value stocks have outperformed the index year-to-date. Good stock selection allowed the fund to outperform the S&P 500 in the first quarter, before the stock market began to broaden, and during the second quarter, following the change in market leadership.

Q. DID THE FEDERAL RESERVE'S INTEREST RATE ADJUSTMENT AFFECT PERFORMANCE?
A. The stock market was volatile for much of the second quarter because of fears that the Federal Reserve Board would raise interest rates to rein in above-trend-line economic growth. However, when the central bank finally acted at the end of June by increasing interest rates 25 basis points (0.25%), the markets had already discounted the move and rallied on the news.

Q. WHICH INVESTMENTS STAND OUT?
A. Our valuation discipline paid off this year as our technology holdings made major contributions to the fund's performance. Technology stocks that we consider good values did better this year than many of the very high price/earnings ratio stocks that led the market in 1998. Among the top performers were Analog Devices, which manufactures electronic components; computer maker Sun Microsystems; First Data, a database processing company; and EMC, which manufactures data storage equipment.

   Also turning in strong performances were energy holdings and consumer cyclical stocks. Energy stocks benefited from the recovery of oil prices after the Organization of Petroleum Exporting Countries (OPEC) nations reduced output. Energy stocks with strong first-half performances included Unocal, an oil producer, and Halliburton and Schlumberger, both oil service companies. Among the standouts in the consumer cyclical sector were Comcast and United Kingdom-based NTL, both cable television companies; and in the retail trade sector, Dayton Hudson department stores.

   On the downside, the fund was hurt by an underweighting in Basic Materials stocks, a depressed sector that showed some recovery during the second quarter. In Capital Goods, Dover Corp., a conglomerate, and Martin Marietta Materials, which is in the road aggregates business, turned in weak performances for reasons specific to each company.

Q. HAVE YOU MADE ANY CHANGES IN THE FUND?
A. While we have made some trades over the quarter, selling stocks that we believe have become overvalued and buying stocks that we believe have good fundamental outlooks and positive valuations, we have not significantly changed our sector weightings over the first six months of the year.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND?
A. The U.S. stock market continues to do well despite the fact that valuations are very high when viewed in a historical context. U.S. economic growth is strong, corporate profits are good and unemployment remains low. At the same time, intense global competition, rapidly changing technology and worker insecurity in the face of layoffs, mergers and restructuring combine to keep inflation low. Looking ahead, we believe that the economic picture remains bright. However, current market valuations already reflect this unusually good environment and periodic concerns about higher interest rates probably will result in above-average stock market volatility. Our view is that future market returns most likely will be limited to growth in corporate earnings and dividends. Combined, they are expected to increase in the high-single-digit range over the next several years.

                                                                U.S. EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             COMPARISON OF CHANGES IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
                              [LINE GRAPH OMITTED]
    U.S. EQUITY FUND    S&P 500
1/3/95   $10000         $10000
3/95      10940          10974
6/95      11973          12019
9/95      12873          12977
12/95     13558          13749
3/96      14353          14497
6/96      14888          15151
9/96      15218          15616
12/96     16502          16927
3/97      16854          17369
6/97      19598          20404
9/97      21255          21938
12/97     21805          22563
3/98      24394          25713
6/98      24989          26566
9/98      22447          23937
12/98     26910          29038
3/99      28396          30477
6/99      30710          32598


U.S. Equity Fund (ending value $30,710)
S&P 500 Index (ending value $32,598)

--------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------

                           SIX      ONE   THREE     SINCE
                         MONTHS    YEAR   YEAR   COMMENCEMENT
-------------------------------------------------------------
U.S. Equity Fund           14.12%  22.90% 27.30%    28.39%
-------------------------------------------------------------
S&P 500 Index              12.26%  22.71% 29.10%    30.04%
-------------------------------------------------------------
Lipper peer group average* 11.70%  15.78% 22.14%     N/A
-------------------------------------------------------------
Commencement date           1/3/95
-------------------------------------------------------------

                               INVESTMENT PROFILE
                           A mutual fund designed for
                       investors who seek long-term growth
                             of capital by investing
                primarily in equity securities of U.S. companies.


-------------------------------------------------------------
         TOP TEN LARGEST HOLDINGS AT JUNE 30, 1999
-------------------------------------------------------------
  Citigroup Inc. ..................................... 3.14%
-------------------------------------------------------------
  International Business Machines Corp. .............. 2.39%
-------------------------------------------------------------
  Merck & Co. Inc. ................................... 2.31%
-------------------------------------------------------------
  Bristol-Myers Squibb Co. ........................... 2.21%
-------------------------------------------------------------
  Cisco Systems Inc. ................................. 1.89%
-------------------------------------------------------------
  AlliedSignal Inc. .................................. 1.80%
-------------------------------------------------------------
  Cardinal Health Inc. ............................... 1.71%
-------------------------------------------------------------
  First Data Corp. ................................... 1.65%
-------------------------------------------------------------
  SBC Communications Inc. ............................ 1.64%
-------------------------------------------------------------
  Microsoft Corp. .................................... 1.58%
-------------------------------------------------------------

-------------------------------------------------------------
                     PORTFOLIO COMPOSITION
                      AS OF JUNE 30, 1999
-------------------------------------------------------------
                       [PIE GRAPH OMITTED]

NET ASSETS OF $43,828 (IN THOUSANDS)

TECHNOLOGY 18.4%
FINANCIAL SERVICES 15.5%
CONSUMER 14.2%
HEALTHCARE 13.0%
CAPITAL GOODS 8.6%
UTILITIES 8.5%
ENERGY 7.0%
CASH & OTHER 6.2%*
RETAIL TRADE 5.3%
BASIC MATERIALS 1.8%
TRANSPORTATION 1.5%

*INCLUDES CASH EQUALIZED BY FUTURES OF 3.9%.

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE GROWTH AND INCOME PEER GROUP CONSISTING OF 185,179 AND 98 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.


                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                               SCHEDULE OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                        U.S. EQUITY FUND

                                     NUMBER
                                   OF SHARES         VALUE
----------------------------------------------------------
COMMON STOCK -- 93.3%
----------------------------------------------------------
BASIC MATERIALS -- 1.8%

Air Products & Chemicals Inc. ........ 2,576    $   103,684
Airgas Inc. .......................... 2,020         24,745(a)
Barrick Gold Corp. ................... 4,683         90,733
Du Pont de Nemours (E.I.) & Co. ...... 3,278        223,929
Great Lakes Chemical Corp. ........... 2,656        122,342
Mead Corp. ........................... 1,703         71,100
Newmont Mining Corp. ................. 3,345         66,482
Rayonier Inc. ........................ 1,673         83,336
Rohm & Hass Co. ......................    49          2,087
                                                    788,438

CAPITAL GOODS -- 8.6%

AlliedSignal Inc. ....................12,502        787,626
Deere & Co. .......................... 1,806         71,563
Dover Corp. ..........................13,514        472,990(h)
Emerson Electric Co. ................. 4,904        308,339
Gulfstream Aerospace Corp. ...........   883         59,658(a)
Hubbell Inc. (Class B) ............... 8,364        379,516
Lockheed Martin Corp. ................ 1,405         52,336
Martin Marietta Materials Inc. ....... 3,836        226,324
Masco Corp. .......................... 3,077         88,848
Molex Inc. (Class A) ................. 5,385        169,628
Textron Inc. ......................... 4,429        364,562
United Technologies Corp. ............ 3,131        224,454
Waste Management Inc. ................10,235        550,131
                                                  3,755,975

CONSUMER - CYCLICAL -- 8.7%

AT&T Corp. -  Liberty Media
   Group (Class A) ................... 8,697        319,615(a)
Carnival Corp. ....................... 2,275        110,337
Catalina Marketing Corp. ............. 2,054        188,968(a)
Comcast Corp. (Class A) ..............10,450        401,672
Ford Motor Co. ....................... 2,408        135,901
Gannett Inc. ......................... 5,747        410,192
Harman International Industries Inc. .   803         35,332
Interpublic Group Cos. Inc. .......... 4,910        425,329
Knight-Ridder Inc. ................... 2,877        158,055
McDonald's Corp. ..................... 6,422        265,309
MediaOne Group Inc. .................. 1,204         89,548(a)
NTL Inc. ............................. 4,484        386,465(a)
The Stanley Works ....................   769         24,752
Time Warner Inc. ..................... 2,328        171,108
Walt Disney Co. ...................... 6,836        210,634
Xerox Corp. .......................... 7,874        465,058
                                                  3,798,275

CONSUMER - STABLE -- 5.5%

Anheuser Busch Cos. Inc. ............. 4,543        322,269
Avon Products Inc. ................... 4,931        273,671
Bestfoods ............................ 1,806         89,397
Colgate-Palmolive Co. ................   428         42,265
General Mills Inc. ................... 1,358        109,149

                                     NUMBER
                                   OF SHARES         VALUE
----------------------------------------------------------
Gillette Co. ......................... 1,004   $     41,164
Heinz (H.J.) Co. ..................... 2,007        100,601
Pepsico Inc. ......................... 8,503        328,960
Philip Morris Cos. Inc. .............. 6,837        274,762(h)
Procter & Gamble Co. ................. 4,081        364,229
Ralston Purina Co. ................... 6,917        210,536
Sara Lee Corp. .......................10,637        241,327
                                                  2,398,330

ENERGY -- 7.0%

Anadarko Petroleum Corp. ............. 1,693         62,324
Baker Hughes Inc. .................... 3,191        106,899
BP Amoco PLC ADR .....................   736         79,856
Burlington Resources Inc. ............ 4,676        202,237
Chevron Corp. ........................ 1,004         95,568
Exxon Corp. .......................... 8,644        666,668(h)
Halliburton Co. ...................... 5,218        236,114
Mobil Corp. .......................... 3,077        304,623
Nabors Industries Inc. ............... 1,559         38,098(a)
Royal Dutch Petroleum Co. ADR ........ 6,075        366,019
Schlumberger Ltd. .................... 4,844        308,502
Texaco Inc. .......................... 1,606        100,375
Total S.A. ADR ....................... 2,040        131,452
Unocal Corp. ......................... 7,192        284,983
USX-Marathon Group ................... 2,275         74,080
                                                  3,057,798

FINANCIAL -- 11.1%

American Express Co. ................. 5,064        658,953(h)
Associates First Capital
  Corp. (Class A) .................... 7,158        317,189
Bank of America Corp. ................ 4,477        328,220
Bank of New York Inc. ................ 2,609         95,718
BankBoston Corp. ..................... 1,472         75,256
Chase Manhattan Corp. ................ 3,044        263,687
Citigroup Inc. .......................28,988      1,376,930
Countrywide Credit Industries Inc. ...   609         26,035
Federal National Mortgage Assoc. ..... 9,065        619,819
First Union Corp. .................... 1,003         47,141
Fleet Financial Group Inc. ........... 1,433         63,589
Goldman Sachs Group Inc. ............. 1,141         82,437(a)
Morgan Stanley Dean Witter & Co. ..... 3,240        332,100
National City Corp. .................. 1,472         96,416
State Street Corp. ................... 1,854        158,285(i)
United States Bancorp. ............... 3,512        119,408
Wells Fargo & Co. .................... 4,931        210,800
                                                  4,871,983

HEALTHCARE -- 13.0%

Abbott Laboratories ..................10,102        459,641(h)
Allergan Inc. ........................ 2,144        237,984
Alza Corp. ...........................   335         17,043(a)
American Home Products Corp. ......... 3,954        227,355
AmeriSource Health Corp. (Class A) ...   502         12,801(a)
Amgen Inc. ........................... 2,944        179,216(a)
Bristol-Myers Squibb Co. .............13,735        967,459
Cardinal Health Inc. .................11,667        748,146
Dentsply International Inc. .......... 1,873         52,444
Henry Schein Inc. .................... 3,044         96,457(a)
Johnson & Johnson .................... 5,693        557,914
Lincare Holdings Inc. ................ 3,011         75,275(a)
Merck & Co. Inc. .....................13,681      1,012,394
Omnicare Inc. ........................ 1,404         17,726
Pfizer Inc. .......................... 1,311        143,882

----------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                                U.S. EQUITY FUND
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
------------------------------------------------------------
Pharmacia & Upjohn Inc. .............. 4,750   $    269,859
Schering Plough Corp. ................ 3,880        205,640
Shire Pharmaceuticals Group PLC ADR ..   870         22,620(a)
Sybron International Corp. ........... 4,449        122,626(a)
Warner-Lambert Co. ................... 1,004         69,652
Watson Pharmaceuticals Inc. .......... 5,753        201,715(a)
                                                  5,697,849

INSURANCE -- 4.4%

American International Group Inc. .... 3,171        371,205
Berkshire Hathaway Inc. (Class B) ....   167        374,080(a)
Chicago Title Corp. ..................    18            642
Chubb Corp. ..........................   836         58,102
Hartford Financial Services Group Inc. 1,472         85,836
Lincoln National Corp. ............... 3,612        188,953
Loews Corp. .......................... 2,408        190,533
Marsh & McLennan Cos. Inc. ........... 1,793        135,372
Provident Cos. Inc. .................. 8,330        333,200
Reliastar Financial Corp. ............ 3,345        146,344
St. Paul Cos. Inc. ................... 1,472         46,828
UNUM Corp. ...........................   435         23,816
                                                  1,954,911

RETAIL TRADE -- 5.3%

Costco Cos. Inc. ..................... 1,673        133,944(a)
CVS Corp. ............................ 2,797        141,948
Dayton Hudson Corp. .................. 9,834        639,210
Federated Department Stores Inc. ..... 2,031        107,516(a)
Home Depot Inc. ...................... 5,145        331,531
Lowes Cos. Inc. ...................... 5,319        301,521
Office Depot Inc. .................... 3,145         69,387(a)
Sears Roebuck & Co. .................. 1,689         75,266
Wal-Mart Stores Inc. .................10,704        516,468
                                                  2,316,791

TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 10.6%

Analog Devices Inc. .................. 6,255        313,923(a)
Applied Materials Inc. ............... 4,215        311,383(a,h)
Cisco Systems Inc. ...................12,913        830,467(a)
Gateway Inc. ......................... 1,672         98,648(a)
Hewlett Packard Co. .................. 1,538        154,569
Intel Corp. .......................... 9,098        541,331
International Business Machines Corp.  8,095      1,046,279
Nortel Networks Corp. ................ 6,824        592,409
Pitney Bowes Inc. .................... 2,964        190,437
Sun Microsystems Inc. ................ 6,623        456,159(a)
Texas Instruments Inc. ...............   937        135,865
                                                  4,671,470

TECHNOLOGY - SOFTWARE & SERVICES -- 7.3%

Automatic Data Processing Inc. ....... 8,409        369,996
Computer Sciences Corp. .............. 2,275        157,402
EMC Corp. ............................ 7,560        415,800(a)
Equifax Inc. .........................13,842        493,986
First Data Corp. .....................14,785        723,541
Microsoft Corp. ...................... 7,694        693,903(a)
Reuters Group PLC ADR ................ 1,266        102,625
Unisys Corp. ......................... 5,887        229,225(a)
                                                  3,186,478

                                      NUMBER
                                   OF SHARES         VALUE
------------------------------------------------------------

TRANSPORTATION -- 1.5%

Burlington Northern Santa Fe Corp. ... 7,961    $   246,791
Canadian Pacific Ltd. ................ 4,148         98,774
Continental Airlines Inc. (Class B) .. 4,502        169,388(a)
Delta Air Lines Inc. ................. 2,542        146,483
                                                    661,436

UTILITIES -- 8.5%

American Telephone & Telegraph Corp. . 4,850        270,691(h)
Bell Atlantic Corp. .................. 3,211        209,919
CMS Energy Corp. ..................... 5,286        221,351(h)
Duke Energy Corp. .................... 2,676        145,508
Edison International ................. 4,148        110,959
El Paso Energy Corp. ................. 3,346        117,737
Florida Progress Corp. ............... 2,857        118,030
FPL Group Inc. ....................... 2,776        151,639
Frontier Corp. ....................... 2,007        118,413
GTE Corp. ............................ 6,336        479,952
MCI WorldCom Inc. .................... 2,656        228,582(a)
New Century Energies Inc. ............ 4,215        163,595
SBC Communications Inc. ..............12,417        720,186
Sonat Inc. ...........................   669         22,161
Sprint Corp. ......................... 2,275        120,148
Texas Utilities Co. .................. 1,873         77,261
U.S. WEST Inc. ....................... 4,014        235,822
Vodafone Air Touch PLC ADR ........... 1,138        224,088
                                                  3,736,042
TOTAL COMMON STOCK
  (COST $32,472,107) .................           40,895,776

--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.5%
--------------------------------------------------------------------------------
Microsoft Corp. (Series A), 2.75%
    (COST $184,707) .................. 1,960        195,877

TOTAL INVESTMENTS IN SECURITIES
  (COST $32,656,814) .................           41,091,653

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.9%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
    (COST $2,604,831) ............ 2,604,831      2,604,831

OTHER ASSETS AND LIABILITIES,
   NET 0.3% ......................                  131,849
                                                -----------
NET ASSETS-- 100%                               $43,828,333
                                                ===========

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
THE U.S. EQUITY FUND HAD THE FOLLOWING LONG FUTURES CONTRACTS OPEN AT JUNE 30, 1999:


                               NUMBER
                 EXPIRATION      OF      UNDERLYING UNREALIZED
DESCRIPTION         DATE      CONTRACTS  FACE VALUE    GAIN
--------------------------------------------------------------------------------
S&P 500          Sept. 1999       5      $1,727,125   $72,400

---------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------

Q&A

JAMES B. MAY LEADS A TEAM OF PORTFOLIO MANAGERS AT STATE STREET GLOBAL ADVISORS, THE SUB-ADVISER FOR THE S&P 500 INDEX FUND. SINCE 1994, JAMES HAS BEEN AN INVESTMENT OFFICER AND PORTFOLIO MANAGER IN THE U.S. STRUCTURED PRODUCTS GROUP AT STATE STREET BANK AND TRUST COMPANY WHICH HAS TOTAL ASSETS UNDER MANAGEMENT $533 BILLION. FROM 1991 TO 1993, JAMES SERVED AS AN INVESTMENT SUPPORT ANALYST IN THE U.S. PASSIVE SERVICES GROUP AT STATE STREET. JAMES HOLDS A B.S. IN FINANCE FROM BENTLEY COLLEGE AND AN M.B.A. FROM BOSTON COLLEGE.

Q. HOW DID THE S&P 500 INDEX FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1999?

A. The S&P 500 Index Fund posted a return of 12.06% for the six-month period ended June 30, 1999. This compares with a 12.26% return for the S&P 500 Index. For the same period, the Lipper peer group of 34 S&P 500 Objective annuity funds returned 12.10%.

Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?

A. The S&P 500 Index Fund is an unmanaged index and does not reflect the actual cost of investing in the instruments that comprise the index or expenses rated to managing a mutual fund. If these expenses (an annualized rate of 0.41% at June 30, 1999) were taken into account, the fund's performance would track that of the S&P 500 Index.

Q. WHAT DROVE THE MARKET DURING THE PERIOD?

A. The market was mainly driven by events occurring in the second quarter. The second quarter of 1999 witnessed a number of trend reversals within the U.S. marketplace that investors had not seen in quite some time. First, during the last week of the quarter, the Federal Reserve (Fed) raised the federal funds rate by 0.25%, the first increase in over two years. The markets reacted positively after the action, as the Fed indicated that it may not raise rates again for some time.

   Secondly, the second quarter also witnessed small-cap stocks outperforming large-cap stocks for the first time in nearly two years. The Russell 2000 Index posted a return of 15.55% for the quarter, which was 8.59% higher than the S&P 500 Index (6.96%) for the same period. However, the rebound within the small-cap universe was not widespread. Value issues and the larger small-cap stocks produced the lion share of the gain.

   Third, large-cap value stocks also enjoyed a day in the sun as they outperformed growth stocks for the first time in over a year and a half. The S&P/BARRA Value Index outperformed the S&P/BARRA Growth Index by nearly 7% during the second quarter. The market's tilt towards value stocks may be a result of a more optimistic global economic picture.

Q. WHICH SECTORS AND INVESTMENTS STAND OUT?

A. For the six months ended June 30, 1999, there were few surprises in sector universe returns, as technology continued to dominate. The technology sector of the S&P 500 posted a return just shy of 25% through the six-month period ended June 30, 1999, the best among the index's 11 industry groups. The three technology performance leaders in 1999 have been Microsoft, Cisco Systems and International Business Machines. Despite technology's continued rise, the darlings of the past three months -- internet stocks -- pulled back during the second quarter of 1999 and finished near the bottom of the market in terms of performance.

Q. WHAT HAS YOUR INVESTMENT STRATEGY BEEN?

A. We continue to utilize a full replication strategy to manage the S&P 500 Index Fund. With this strategy, all 500 constituents of the S&P 500 Index are owned by the fund in the approximate capitalization weight of the index. This methodology has provided consistent tracking.

Q. WHAT IS THE OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?

A. Due to the passive investment style of the fund, it will remain fully invested to the S&P 500 to provide as close tracking as possible to the S&P 500 Index.

                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             COMPARISON OF CHANGES IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
                              [LINE GRAPH OMITTED]
     S&P 500 INDEX FUND    S&P 500
12/88    $10000           $10000
12/89     12548            13154
12/90     11264            12738
12/91     15136            16633
12/92     16405            17918
12/93     18766            19712
12/94     18752            19968
12/95     25529            27454
12/96     31786            33800
12/97     41426            45053
12/98     53125            57982
6/99      59532            65090

S&P 500 Index Fund (ending value $59,532)
S&P 500 Index (ending value $65,090)

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR THE PERIODS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------

                             SIX      ONE     FIVE     TEN
                           MONTHS    YEAR     YEAR     YEAR
--------------------------------------------------------------------------------
S&P 500 Index Fund         12.06%   22.28%   26.96%   18.03%
--------------------------------------------------------------------------------
S&P 500 Index              12.26%   22.71%   27.87%   18.77%
--------------------------------------------------------------------------------
Lipper peer group average* 12.10%   22.48%   27.37%   18.27%
--------------------------------------------------------------------------------
Commencement date         4/14/85
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE
  A fund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock Price Index by investing primarily in equity securities of companies contained in the S&P 500 Index.

--------------------------------------------------------------------------------
                    TOP TEN LARGEST HOLDINGS AT JUNE 30, 1999
--------------------------------------------------------------------------------
  Microsoft Corp. .................................... 4.04%
--------------------------------------------------------------------------------
  General Electric Co. ............................... 3.24%
--------------------------------------------------------------------------------
  International Business Machines Corp. .............. 2.06%
--------------------------------------------------------------------------------
  Wal-Mart Stores Inc. ............................... 1.88%
--------------------------------------------------------------------------------
  Cisco Systems Inc. ................................. 1.80%
--------------------------------------------------------------------------------
  Lucent Technologies Inc. ........................... 1.80%
--------------------------------------------------------------------------------
  Intel Corp. ........................................ 1.73%
--------------------------------------------------------------------------------
  Exxon Corp. ........................................ 1.64%
--------------------------------------------------------------------------------
  American Telephone & Telegraph Corp. ............... 1.56%
--------------------------------------------------------------------------------
  Merck & Co. Inc. ................................... 1.53%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   PORTFOLIO COMPOSITION AS OF JUNE 30, 1999
--------------------------------------------------------------------------------

NET ASSETS OF $479,529 (IN THOUSANDS)

                               [PIE CHART OMITTED]

TECHNOLOGY 20.7%
CONSUMER 15.6%
FINANCIAL SERVICES 15.6%
HEALTHCARE 10.9%
UTILITIES 10.9%
CAPITAL GOODS 8.2%
RETAIL TRADE 6.3%
ENERGY 5.9%
BASIC MATERIALS 3.3%
CASH & OTHER 1.6%*
TRANSPORTATION 1.0%


*INCLUDES CASH EQUALIZED BY FUTURES OF 1.7%.

* LIPPER PERFORMANCE COMPARISON ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE S&P 500 INDEX OBJECTIVE PEER GROUP CONSISTING OF 34, 32, 18 AND 7 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                               SCHEDULE OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                               S&P 500 INDEX FUND

                                      NUMBER
                                   OF SHARES         VALUE
-----------------------------------------------------------
COMMON STOCK -- 98.4%

BASIC MATERIALS -- 3.3%

Air Products & Chemicals Inc. .......  9,832    $   395,738(h)
Alcan Aluminum Ltd. .................  9,577        305,865(h)
Alcoa Inc. .......................... 15,576        963,765
Allegheny Teldyne Inc. ..............  7,602        171,995(h)
Asarco Inc. .........................  1,638         30,815
Avery Dennison Corp. ................  4,755        287,083
Barrick Gold Corp. .................. 17,333        335,827
Battle Mountain Gold Co. ............  5,453         13,292
Bethlehem Steel Corp. ...............  4,966         38,176(a)
Boise Cascade Corp. .................  2,223         95,311
Champion International Corp. ........  3,925        187,909
Cyprus Amax Minerals Co. ............  3,691         56,057
Dow Chemical Co. ....................  9,220      1,169,787
Du Pont de Nemours (E.I.) & Co. ..... 47,311      3,231,933
Eastman Chemical Co. ................  3,259        168,653
Ecolab Inc. .........................  5,226        227,984
Engelhard Corp. .....................  5,146        116,428
FMC Corp. ...........................  1,253         85,596(a)
Fort James Corp. ....................  8,984        340,269
Freeport McMoran Copper &
    Gold Inc. (Class B) .............  6,284       112,719
Georgia Pacific Corp. ...............  7,128        337,689
Goodrich (B.F.) Co. .................  3,001        127,543
Great Lakes Chemical Corp. ..........  2,297        105,806
Hercules Inc. .......................  4,128        162,282
Homestake Mining Co. ................ 10,589         86,697
Inco Ltd. ...........................  7,312        131,616
International Paper Co. ............. 17,397        878,548
Louisiana Pacific Corp. .............  4,222        100,273
Mead Corp. ..........................  4,558        190,297
Millipore Corp. .....................  1,745         70,782
Monsanto Co. ........................ 26,679      1,052,153
Nalco Chemical Co. ..................  2,505        129,947
Newmont Mining Corp. ................  6,828        135,707
Nucor Corp. .........................  3,809        180,689
Pall Corp. ..........................  5,078        112,668
Phelps Dodge Corp. ..................  2,567        158,994
Placer Dome Inc. .................... 14,874        175,699
Potlatch Corp. ......................  1,030         45,256
PPG Industries Inc. .................  7,237        427,435
Praxair Inc. ........................  6,635        324,700
Reynolds Metals Co. .................  2,685        158,415
Rohm & Haas Co. .....................  8,914        382,203
Sealed Air Corp. ....................  3,657        237,248(a)
Sigma-Aldrich Corp. .................  4,491        154,659
Union Carbide Corp. .................  5,401        263,299
USX-US Steel Group Inc. .............  3,265         88,155
Vulcan Materials Co. ................  4,100        197,825
W.R. Grace & Co. ....................  2,987         54,886(a)
Westvaco Corp. ......................  4,120        119,480
Weyerhaeuser Co. ....................  8,560        588,500
Willamette Industries Inc. ..........  4,550        209,584
Worthington Industries Inc. .........  3,141         51,630
                                                 15,775,867

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

CAPITAL GOODS -- 8.2%

AlliedSignal Inc. ................... 23,444   $  1,476,972
Armstrong World Industries Inc. .....  1,615         93,367
Boeing Co. .......................... 40,816      1,803,557
Briggs & Stratton Corp. .............    934         53,939
Browning-Ferris Industries Inc. .....  6,380        274,340
Case Corp. ..........................  3,295        158,572
Caterpillar Inc. .................... 15,016        900,960
Centex Corp. ........................  2,460         92,404
Cooper Industries Inc. ..............  3,871        201,292
Corning Inc. ........................ 10,413        730,212
Crane Co. ...........................  2,427         76,299
Cummins Engine Co. Inc. .............  1,689         96,484
Danaher Corp. .......................  5,500        319,687
Deere & Co. .........................  9,920        393,080
Dover Corp. .........................  9,058        317,030
Eaton Corp. .........................  3,150        289,800
Emerson Electric Co. ................ 18,374      1,155,265
Fleetwood Enterprises Inc. ..........  1,230         32,518
Fluor Corp. .........................  3,052        123,606
Foster Wheeler Corp. ................  1,006         14,210
General Dynamics Corp. ..............  5,182        354,967
General Electric Co. ................137,565     15,544,845
Grainger (W.W.) Inc. ................  3,882        208,900
Honeywell Inc. ......................  5,292        613,210
Illinois Tool Works Inc. ............ 10,597        868,954
Ingersoll Rand Co. ..................  7,099        458,773
Johnson Controls Inc. ...............  3,441        238,504
Kaufman & Broad Home Corp. ..........  2,080         51,740
Lockheed Martin Corp. ............... 16,752        624,012
Masco Corp. ......................... 14,090        406,849
McDermott International Inc. ........  2,119         59,862
Milacron Inc. .......................  1,994         36,889
Minnesota Mining & Manufacturing Co.  16,940      1,472,721
Nacco Industries Inc. ...............    222         16,317
National Service Industries Inc. ....  1,676         60,336
Navistar International Corp. Inc. ...  2,695        134,750(a)
Northrop Grumman Corp. ..............  2,861        189,720
Owens Corning .......................  2,076         71,363
PACCAR Inc. .........................  3,460        184,677
Parker Hannifin Corp. ...............  4,715        215,711
Pulte Corp. .........................  1,322         30,489
Raychem Corp. .......................  3,632        134,384
Raytheon Co. (Class B) .............. 14,224      1,001,014
Rockwell International Corp. ........  8,168        496,206
Sherwin-Williams Co. ................  6,863        190,448
Tenneco Inc. ........................  7,548        180,208
Textron Inc. ........................  6,468        532,397
Thermo Electron Corp. ...............  6,728        134,981(a)
Thomas & Betts Corp. ................  2,393        113,069
Timken Co. ..........................  2,031         39,605
Tyco International Ltd. ............. 34,445      3,263,664
United Technologies Corp. ........... 20,286      1,454,253
Waste Management Inc. ............... 25,612      1,376,645
                                                 39,364,057

CONSUMER - CYCLICAL -- 7.8%

American Greetings Corp. (Class A) ..  3,217         96,912(h)
Black & Decker Corp. ................  3,707        234,004
Block H & R Inc. ....................  4,252        212,600
Brunswick Corp. .....................  4,168        116,183

--------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Carnival Corp. ...................... 25,900  $   1,256,150
CBS Corp. ........................... 29,770      1,293,134
Cendant Corp. ....................... 32,607        668,443(a)
Clear Channel Communications Inc. ... 14,000        965,125(a)
Comcast Corp. (Class A) ............. 31,244      1,200,941
Cooper Tire & Rubber Co. ............  3,023         71,418
Dana Corp. ..........................  6,941        319,720
Darden Restaurants Inc. .............  5,586        121,845
Delphi Automotive Systems Corp. ..... 22,958        426,164
Deluxe Corp. ........................  3,229        125,729
Donnelley (R.R.) & Sons Co. .........  5,852        216,890
Dow Jones & Co. Inc. ................  4,042        214,479
Dun & Bradstreet Corp. ..............  7,142        253,095
Eastman Kodak Co. ................... 13,375        906,156
Ford Motor Co. ...................... 50,600      2,855,737
Fortune Brands Inc. .................  6,741        278,909
Gannett Inc. ........................ 11,608        828,521
General Motors Corp. ................ 27,294      1,801,404
Genuine Parts Co. ...................  7,296        255,360
Goodyear Tire & Rubber Co. ..........  6,319        371,636
Harrahs Entertainment Inc. ..........  5,735        126,170(a)
Hasbro Inc. .........................  7,996        223,388
Hilton Hotels Corp. ................. 10,588        150,217
Interpublic Group Cos. Inc. .........  6,015        521,049
ITT Industries Inc. .................  3,563        135,839
Jostens Inc. ........................  1,176         24,770
King World Productions Inc. .........  2,914        101,444(a)
Knight-Ridder Inc. ..................  3,500        192,281
Laidlaw Enviromental Services Inc. .. 15,988        117,912
Liz Claiborne Inc. ..................  2,365         86,323
Marriott International Inc.(Class A)  10,722        400,735
Mattel Inc. ......................... 17,251        456,073
Maytag Corp. ........................  3,595        250,527
McDonald's Corp. .................... 57,334      2,368,611
McGraw Hill Cos. Inc. ...............  8,270        446,063
MediaOne Group Inc. ................. 25,626      1,905,934(a)
Meredith Corp. ......................  2,098         72,643
Mirage Resorts Inc. .................  8,600        144,050(a)
New York Times Co. ..................  7,788        286,696
Newell Rubbermaid Inc. .............. 11,956        555,954
Nike Inc. (Class B) ................. 11,604        734,678
Omnicom Group Inc. ..................  7,700        616,000
Polaroid Corp. ......................  1,478         40,830
Reebok International Ltd. ...........  1,930         35,946(a)
Russell Corp. .......................  1,270         24,765
Seagram Ltd. ........................ 17,735        893,401
Service Corp. International ......... 11,018        212,096
Snap-On Inc. ........................  2,909        105,269
Springs Industries Inc. .............    700         30,538
The Stanley Works ...................  3,626        116,712
Time Warner Inc. .................... 50,076      3,680,586
Times Mirror Co. ....................  2,795        165,604
Tribune Co. .........................  4,938        430,223
Tricon Global Restaurants Inc. ......  6,211        336,170(a)
TRW Inc. ............................  4,795        263,126
Tupperware Corp. ....................  2,028         51,714
VF Corp. ............................  4,902        209,561
Viacom Inc. (Class B) ............... 29,064      1,278,816(a)
Walt Disney Co. ..................... 86,037      2,651,015
Wendy's International Inc. ..........  5,031        142,440
Whirlpool Corp. .....................  3,109        230,066
Xerox Corp. ......................... 27,590      1,629,534
                                                 37,536,324

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

CONSUMER - STABLE -- 7.8%

Adolph Coors Co. ....................  1,465 $       72,518
Alberto-Culver Co. (Class B) ........  2,133         56,791
Anheuser Busch Cos. Inc. ............ 20,054      1,422,581(h)
Archer-Daniels Midland Co. .......... 24,021        370,824
Avon Products Inc. .................. 11,164        619,602
Ball Corp. ..........................  1,154         48,757
Bemis Inc. ..........................  2,081         82,720
Bestfoods ........................... 11,490        568,755
Brown-Forman Corp. ..................  2,829        184,415
Campbell Soup Co. ................... 18,076        838,274
Clorox Co. ..........................  5,042        538,549
Coca Cola Co. .......................103,451      6,465,687(h)
Coca Cola Enterprises Inc. .......... 18,100        538,475
Colgate-Palmolive Co. ............... 12,286      1,213,242
Conagra Inc. ........................ 20,368        542,298
Crown Cork & Seal Inc. ..............  4,714        134,349
General Mills Inc. ..................  6,511        523,322
Gillette Co. ........................ 46,466      1,905,106
Heinz (H.J.) Co. .................... 15,197        761,750
Hershey Foods Corp. .................  5,792        343,900
International Flavours ..............  4,147        184,023
Kellogg Co. ......................... 17,190        567,270
Kimberly Clark Corp. ................ 22,436      1,278,852
Nabisco Group Holdings Corp. ........ 13,500        264,094
Owens-Illinois Inc. .................  6,800        222,275(a)
Pepsico Inc. ........................ 62,110      2,402,881
Philip Morris Cos. Inc. .............101,179      4,066,131
Pioneer Hi-Bred International Inc. ..  9,700        377,694
Procter & Gamble Co. ................ 55,688      4,970,154
Quaker Oats Co. .....................  5,528        366,921
Ralston Purina Co. .................. 13,658        415,715
Safeway Inc. ........................ 20,900      1,034,550(a)
Sara Lee Corp. ...................... 38,262        868,069
Supervalu Inc. ......................  4,900        125,869
Sysco Corp. ......................... 13,472        401,634
Temple Inland Inc. ..................  2,426        165,574
Unilever N V ........................ 24,034      1,676,391
UST Inc. ............................  7,579        221,686
Wrigley (W.M.) Junior Co. ...........  4,734        426,060
                                                 37,267,758

ENERGY -- 5.9%

Amerada Hess Corp. ..................  3,890        231,455(h)
Anadarko Petroleum Corp. ............  5,300        195,106
Apache Corp. ........................  5,000        195,000
Ashland Oil Inc. ....................  3,007        120,656
Atlantic Richfield Co. .............. 13,409      1,120,490(h)
Baker Hughes Inc. ................... 14,150        474,025
Burlington Resources Inc. ...........  7,241        313,173
Chevron Corp. ....................... 27,541      2,621,559
Exxon Corp. .........................101,789      7,850,477
Halliburton Co. ..................... 18,760        848,890
Helmerich & Payne Inc. ..............  1,742         41,481
Kerr-McGee Corp. ....................  3,901        195,782
Mobil Corp. ......................... 32,862      3,253,338
Occidental Petroleum Corp. .......... 14,610        308,636
ONEOK Inc. ..........................  1,307         41,497
Phillips Petroleum Co. .............. 10,429        524,709
Reliant Energy Inc. ................. 12,818        354,097
Rowan Cos. Inc. .....................  2,977         54,888(a)
Royal Dutch Petroleum Co. ADR ....... 89,916      5,417,439
Schlumberger Ltd. ................... 22,954      1,461,883
Sempra Energy ....................... 10,461        236,680
Sunoco Inc. .........................  3,788        114,350

----------
See Notes to Schedule of Investments and Notes to Financial Statements.

                               SCHEDULE OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
-------------------------------------------------------------------------------
Texaco Inc. ......................... 22,496  $   1,406,000
Union Pacific Resources Group Inc. .. 10,229        166,861
Unocal Corp. ........................ 10,038        397,756
USX-Marathon Group .................. 12,892        419,796
                                                 28,366,024

FINANCIAL -- 12.6%

American Express Co. ................ 18,874      2,455,979(h)
American General Corp. .............. 10,403        784,126(h)
AmSouth Bancorp. ....................  7,750        179,703
Associates First Capital
   Corp. (Class A) .................. 30,752      1,362,698
Bank of America Corp. ............... 73,140      5,362,076
Bank of New York Inc. ............... 32,210      1,181,704(h)
Bank One Corp. ...................... 49,627      2,955,908(h)
BankBoston Corp. .................... 12,566        642,437
BB&T Corp. .......................... 12,900        473,269
Bear Stearns Cos. Inc. ..............  5,080        237,490
Capital One Financial Corp. .........  8,200        456,638
Charles Schwab Corp. ................ 17,287      1,899,409
Chase Manhattan Corp. ............... 35,654      3,088,528
Citigroup Inc. ......................141,652      6,728,470
Comerica Inc. .......................  6,556        389,672
Countrywide Credit Industries Inc. ..  4,600        196,650
Federal Home Loan Mortgage Corp. .... 29,065      1,685,770
Federal National Mortgage Assoc. .... 43,076      2,945,321
Fifth Third Bancorp ................. 11,356        755,884
First Union Corp. ................... 40,448      1,901,056
Firstar Corp. ....................... 28,000        784,000
Fleet Financial Group Inc. .......... 24,132      1,070,857
Franklin Resources Inc. ............. 10,600        430,625
Golden West Financial Corp. .........  2,355        230,790
Household International Inc. ........ 20,411        966,971
Huntington Bancshares Inc. ..........  9,020        315,700
KeyCorp ............................. 18,428        592,000
Lehman Brothers Holdings Inc. .......  4,800        298,800
MBIA Inc. ...........................  4,190        271,303
MBNA Corp. .......................... 33,874      1,037,391
Mellon Bank Corp. ................... 21,628        786,718
Mercantile Bancorp. Inc. ............  6,600        377,025
Merrill Lynch & Co. Inc. ............ 18,717      1,496,190
MGIC Investment Corp. ...............  4,459        216,819
Morgan (J.P.) & Co. Inc. ............  7,464      1,048,692
Morgan Stanley Dean Witter & Co. .... 23,998      2,459,795
National City Corp. ................. 13,332        873,246
Northern Trust Corp. ................  4,800        465,600
Paychex Inc. ........................  9,950        317,156
PNC Bank Corp. ...................... 12,908        743,823
Providian Financial Corp. ...........  6,047        565,395
Regions Financial Corp. .............  9,600        369,000
Republic of New York Corp. ..........  4,346        296,343
SLM Holding Corp. ...................  7,000        320,688
SouthTrust Corp. ....................  7,200        276,300
State Street Corp. ..................  6,900        589,088(i)
Summit Bancorp. .....................  7,300        305,231
Suntrust Banks Inc. ................. 13,629        946,364
Synovus Financial Corp. ............. 10,750        213,656
Transamerica Corp. ..................  5,076        380,700
Union Planters Corp. ................  6,200        277,063
United States Bancorp. .............. 30,527      1,037,918
Wachovia Corp. ......................  8,566        732,928
Washington Mutual Inc. .............. 25,018        885,012
Wells Fargo & Co. ................... 69,418      2,967,619
                                                 60,629,594
                                      NUMBER
                                   OF SHARES         VALUE
------------------------------------------------------------

HEALTHCARE -- 10.9%

Abbott Laboratories ................  63,796  $   2,902,718
Aetna Inc. .........................   6,052        541,276
Allergan Inc. ......................   2,676        297,036
Alza Corp. .........................   4,361        221,866(a,h)
American Home Products Corp. .......  54,954      3,159,855(h)
Amgen Inc. .........................  21,596      1,314,656(a)
Bard (C.R.) Inc. ...................   2,551        121,970
Bausch & Lomb Inc. .................   2,328        178,092
Baxter International Inc. ..........  12,374        750,174
Becton Dickinson & Co. .............  10,270        308,100
Biomet Inc. ........................   4,607        183,128
Boston Scientific Corp. ............  16,788        737,623(a)
Bristol-Myers Squibb Co. ...........  83,208      5,860,963(h)
Cardinal Health Inc. ...............  11,601        743,914
Columbia/HCA Healthcare Corp. ......  24,323        554,868
Eli Lilly & Co. ....................  46,216      3,310,221
Guidant Corp. ......................  12,424        639,060
HCR Manor Care Inc. ................   4,537        109,739(a)
Healthsouth Corp. ..................  17,036        254,475(a)
Humana Inc. ........................   6,827         88,324(a)
IMS Health Inc. ....................  13,584        424,500
Johnson & Johnson ..................  56,383      5,525,534
Mallinckrodt Inc. ..................   3,404        123,821
McKesson HBOC Inc. .................  11,361        364,972
Medtronic Inc. .....................  24,366      1,897,502
Merck & Co. Inc. ...................  98,950      7,322,300
PE Corp. - PE Biosystems Group .....   2,250        258,188
Pfizer Inc. ........................  54,248      5,953,718
Pharmacia & Upjohn Inc. ............  21,385      1,214,935
Schering Plough Corp. ..............  61,758      3,273,174
St. Jude Medical Inc. ..............   3,423        121,944(a)
Tenet Healthcare Corp. .............  12,997        241,257(a)
United Healthcare Corp. ............   7,547        472,631
Warner-Lambert Co. .................  35,947      2,493,823
Watson Pharmaceuticals Inc. ........   3,900        136,744(a)
Wellpoint Health Networks
  Inc. (Class A) ...................   3,000        254,625(a)
                                                 52,357,726

INSURANCE -- 3.0%

AFLAC Inc. .........................  11,300        540,987
Allstate Corp. .....................  34,076      1,222,476(h)
American International Group Inc. ..  51,921      6,078,002(h)
Aon Corp. ..........................  10,936        451,110
Chubb Corp. ........................   6,897        479,341
CIGNA Corp. ........................   8,463        753,207
Cincinnati Financial Corp. .........   7,100        266,694
Conseco Inc. .......................  13,984        425,638
Hartford Financial Services
   Group Inc. ......................   9,504        554,202
Jefferson-Pilot Corp. ..............   4,282        283,415
Lincoln National Corp. .............   8,312        434,821
Loews Corp. ........................   4,516        357,329
Marsh & McLennan Cos. Inc. .........  11,154        842,127
Progressive Corp. ..................   3,000        435,000
Provident Cos. Inc. ................   5,900        236,000
Safeco Corp. .......................   5,481        241,849
St. Paul Cos. Inc. .................   9,980        317,489
Torchmark Corp. ....................   5,500        187,688
UNUM Corp. .........................   5,782        316,565
                                                 14,423,940
---------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

RETAIL TRADE -- 6.3%

Albertsons Inc. ..................... 17,861  $     920,958(h)
Autozone Inc. .......................  6,544        197,138(a)
Best Buy Co. Inc. ...................  8,600        580,500(a)
Circuit City Stores Inc. ............  4,063        377,859
Consolidated Stores Corp. ...........  4,500        121,500(a)
Costco Cos. Inc. ....................  9,233        739,217(a)
CVS Corp. ........................... 16,656        845,292
Dayton Hudson Corp. ................. 18,676      1,213,940
Dillards Inc. .......................  4,495        157,887
Dollar General Corp. ................  9,393        272,397
Federated Department Stores Inc. ....  8,704        460,768(a)
Fruit of the Loom Inc. ..............  3,047         29,708(a)
Gap Inc. ............................ 35,919      1,809,394
Great Atlantic & Pacific Tea Co. Inc.  1,470         49,704
Harcourt General Inc. ...............  3,161        162,989
Home Depot Inc. ..................... 62,212      4,008,786
J.C. Penney Co. Inc. ................ 10,987        533,556
K Mart Corp. ........................ 20,731        340,766(a)
Kohl's Corp. ........................  7,000        540,313(a)
Kroger Co. .......................... 34,730        970,269(a)
Limited Inc. ........................  8,968        406,923
Longs Drug Stores Corp. .............  1,582         54,678
Lowes Cos. Inc. ..................... 15,664        887,953
May Department Stores Co. ........... 14,084        575,684
Nordstrom Inc. ......................  6,292        210,782
Office Depot Inc. ................... 15,600        344,175(a)
Pep Boys Manny Moe & Jack ...........  1,608         34,773
Rite Aid Corp. ...................... 10,958        269,841
Sears Roebuck & Co. ................. 15,845        706,093
Staples Inc. ........................ 19,800        612,562(a)
Tandy Corp. .........................  8,056        393,737
TJX Cos. Inc. ....................... 13,140        437,726
Toys `R Us Inc. ..................... 10,835        224,149(a)
Wal-Mart Stores Inc. ................187,124      9,028,733
Walgreen Co. ........................ 42,200      1,239,625
Winn Dixie Stores Inc. ..............  6,340        234,184
                                                 29,994,559

TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 13.0%

3Com Corp. .......................... 15,454        412,429(a)
Advanced Micro Devices Inc. .........  5,837        105,431(a,h)
Andrew Corp. ........................  3,256         61,661(a)
Apple Computer ......................  6,460        299,179(a)
Applied Materials Inc. .............. 15,700      1,159,838(a)
Cabletron Systems Inc. ..............  7,026         91,338(a)
Cisco Systems Inc. ..................134,402      8,643,729(a)
Compaq Computer Corp. ............... 71,405      1,691,406
Data General Corp. ..................  2,195         31,965(a)
Dell Computer Corp. .................106,448      3,938,576(a)
EG & G Inc. .........................  1,605         57,178
Gateway Inc. ........................  6,700        395,300(a)
General Instrument Corp. ............  7,443        316,328(a)
Harris Corp. ........................  3,362        131,748
Hewlett Packard Co. ................. 42,541      4,275,370
Ikon Office Solutions Inc. ..........  5,610         84,150
Intel Corp. .........................139,604      8,306,438
International Business Machines Corp. 76,330      9,865,652
KLA-Tencor Corp. ....................  3,700        240,038(a)
LSI Logic Corp. .....................  6,296        290,403(a)
Lucent Technologies Inc. ............127,818      8,619,726
Micron Technology Inc. .............. 10,327        416,307(a)
Motorola Inc. ....................... 25,351      2,402,007

                                      NUMBER
                                   OF SHARES         VALUE
-----------------------------------------------------------

National Semiconductor Corp. ........  6,483  $     164,101(a)
Nortel Networks Corp. ............... 27,781      2,411,738
Pitney Bowes Inc. ................... 11,432        734,506
Scientific-Atlanta Inc. .............  2,853        102,708
Seagate Technology ..................  9,890        253,431(a)
Silicon Graphics Inc. ...............  7,633        124,990(a)
Solectron Corp. ..................... 10,700        713,556(a)
Sun Microsystems Inc. ............... 32,290      2,223,974(a)
Tektronix Inc. ......................  1,938         58,503
Tellabs Inc. ........................ 16,452      1,111,538(a)
Texas Instruments Inc. .............. 16,384      2,375,680
                                                 62,110,922

TECHNOLOGY - SOFTWARE & SERVICES -- 7.7%

Adobe Systems Inc. ..................  2,498        205,226(h)
America Online Inc. ................. 45,600      5,038,800(a)
Autodesk Inc. .......................  2,512         74,261
Automatic Data Processing Inc. ...... 26,218      1,153,592
BMC Software Inc. ...................  9,700        523,800(a)
Ceridian Corp. ......................  5,808        189,849(a)
Computer Associates
   International Inc. ............... 22,581      1,241,955
Computer Sciences Corp. .............  6,482        448,473
Compuware Corp. ..................... 15,400        489,913(a)
Electronic Data Systems Corp. ....... 20,600      1,165,188
EMC Corp. ........................... 42,572      2,341,460(a)
Equifax Inc. ........................  5,900        210,556
First Data Corp. .................... 18,281        894,627
Microsoft Corp. .....................214,556     19,350,269(a)
Network Appliance Inc. ..............  3,000        167,625(a)
Novell Inc. ......................... 14,466        383,349(a)
Oracle Systems Corp. ................ 60,758      2,255,641(a)
Parametric Technology Corp. ......... 10,406        144,383(a)
PeopleSoft Inc. ..................... 10,700        184,575(a)
Shared Medical System Corp. .........  1,053         68,708
Unisys Corp. ........................ 11,509        448,132(a)
                                                 36,980,382

TRANSPORTATION -- 1.0%

AMR Corp. ...........................  6,314        430,931(a,h)
Burlington Northern Santa Fe Corp. .. 20,149        624,619
CSX Corp. ...........................  9,038        409,534
Delta Air Lines Inc. ................  5,782        333,188
FDX Corp. ........................... 12,660        686,805(a)
Kansas City Southern Industries Inc.   4,800        306,300
Norfolk Southern Corp. .............. 15,801        476,005
Ryder System Inc. ...................  2,831         73,606
Southwest Airlines Co. .............. 14,444        449,570
U.S. Airways Group Inc. .............  3,807        165,842(a)
Union Pacific Corp. N.V. ............ 10,554        615,430
                                                  4,571,830

UTILITIES -- 10.9%

AES Corp. ..........................   8,100        470,812(a)
Alltel Corp. .......................  11,894        850,421
Ameren Corp. .......................   5,542        212,674
American Electric Power Inc. .......   8,297        311,656(h)
American Telephone & Telegraph Corp. 133,874      7,471,843
Ameritech Corp.                       46,104      3,388,644(h)
----------
See Notes to Schedule of Investments and Notes to Financial Statements.

                               SCHEDULE OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

Bell Atlantic Corp. ................. 65,168  $   4,260,358
Bellsouth Corp. ..................... 79,498      3,726,469(h)
Carolina Power & Light Co. ..........  6,060        259,444
Central & South West Corp. ..........  9,248        216,172
CenturyTel Inc. .....................  5,950        236,512
CINergy Corp. .......................  6,953        222,496
CMS Energy Corp. ....................  5,100        213,562
Coastal Corp. .......................  9,142        365,680
Columbia Gas Systems Inc. ...........  3,284        205,866
Consolidated Edison Inc. ............  9,707        439,242
Consolidated Natural Gas Co. ........  3,915        237,836
Constellation Energy Group ..........  6,503        192,651
Dominion Resources Inc. .............  7,889        341,692
DTE Energy Co. ......................  6,166        246,640
Duke Energy Corp. ................... 15,466        840,964
Eastern Enterprises .................    802         31,880
Edison International ................ 14,642        391,673
Enron Corp. ......................... 14,800      1,209,900
Entergy Corp. ....................... 10,047        313,969
FirstEnergy Corp. ...................  9,977        309,287
Florida Progress Corp. ..............  4,000        165,250
FPL Group Inc. ......................  7,531        411,381
Frontier Corp. ......................  7,443        439,137
GPU Inc. ............................  5,300        223,594
GTE Corp. ........................... 40,761      3,087,646
MCI WorldCom Inc. ................... 78,255      6,734,821(a)
New Century Energies Inc. ...........  4,700        182,419
Nextel Communications Inc. .......... 12,700        637,381(a)
Niagara Mohawk Holdings Inc. ........  8,354        134,186(a)
Nicor Inc. ..........................  1,943         73,955
Northern States Power Co. ...........  6,660        161,089
Pacificorp .......................... 12,899        237,019
Peco Energy Co. .....................  7,822        327,546
Peoples Energy Corp. ................  1,721         64,860
PG&E Corp. .......................... 16,354        531,505
PP&L Resources Inc. .................  6,422        197,477
Public Service Enterprise Group .....  9,459        386,637
SBC Communications Inc. ............. 82,380      4,778,040
Sonat Inc. ..........................  4,587        151,944
Southern Co. ........................ 29,458        780,637
Sprint Corp. ........................ 36,252      1,914,559
Sprint Corp. ........................ 18,463      1,054,699(a)
Texas Utilities Co. ................. 11,686        482,047
U.S. WEST Inc. ...................... 21,188      1,244,795
Unicom Corp. ........................  9,319        359,364
Williams Cos. Inc. .................. 18,186        774,042
                                                 52,504,373
TOTAL INVESTMENTS IN SECURITIES
  (COST $356,841,482) ...............           471,883,356

                                      NUMBER
                                   OF SHARES         VALUE
-----------------------------------------------------------

SHORT-TERM INVESTMENTS -- 2.5%

GEI Short Term Investment Fund ...   911,577 $      911,577
Money Market Obligations Trust ...   380,026        380,026
Short Term Investment Fund ....... 9,920,629      9,920,629


                                  PRINCIPAL
                                      AMOUNT          VALUE
-----------------------------------------------------------

U.S. GOVERNMENT -- 0.2%

United States Treasury Bill
  4.60%     09/02/99 ............  $ 700,000        694,451
TOTAL SHORT-TERM INVESTMENTS
  (COST $11,906,683) ............                11,906,683

OTHER ASSETS AND LIABILITIES,
   NET (0.9)% ..................                 (4,261,350)
                                              -------------

NET ASSETS-- 100%                              $479,528,689
                                              =============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
THE S&P 500 INDEX FUND HAD THE FOLLOWING LONG FUTURES CONTRACTS OPEN AT JUNE 30, 1999:

                               NUMBER
                 EXPIRATION      OF      UNDERLYING UNREALIZED
DESCRIPTION         DATE      CONTRACTS  FACE VALUE    GAIN
--------------------------------------------------------------------------------
S&P 500          Sept. 1999      23      $7,944,775  $229,750

----------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                      PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------

Q&A

DAVID CARLSON MANAGES PENSION AND MUTUAL FUND PORTFOLIOS WITH TOTAL ASSETS EXCEEDING $6 BILLION. DAVE JOINED GE IN 1980 WITH THE GE FINANCIAL MANAGEMENT PROGRAM. IN 1982, HE JOINED GE INVESTMENTS AS A SECURITY ANALYST RESPONSIBLE FOR SEVERAL CONSUMER INDUSTRIES. IN 1988, DAVE ASSUMED RESPONSIBILITY FOR MANAGING ELFUN TRUSTS. HE IS A TRUSTEE FOR THE GE CANADA PENSION TRUST, A CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. DAVE IS A GRADUATE OF INDIANA UNIVERSITY WITH A B.S. IN BUSINESS.


Q. HOW DID THE PREMIER GROWTH EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1999?

A. The Premier Growth Equity Fund returned 20.13% for the six-month period ended June 30, 1999. For the same period, the fund's benchmark, the S&P 500, gained 12.26% and our Lipper peer group of 186 Growth annuity funds returned 12.62%.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?

A. Impressive returns from oil service and technology stocks helped performance. Over the past six months, the recovery in crude oil prices has been much greater than expected. Oil was selling around $12 per barrel at the beginning of the year and about $20 per barrel by the end of June. Of the portfolio's two energy stocks, Baker Hughes gained 90% and Schlumberger returned 37%.

   The technology sector continues to be a market leader, as it was in 1998. Four of the fund's technology stocks performed well above market averages during the first half of the year: Applied Materials, a manufacturer of semiconductor equipment, gained 73%; Cisco Systems, which makes networking equipment, earned 39%; Microsoft was up 30%; and EMC, a storage equipment manufacturer, returned 29%.

   Two other stocks in the portfolio also had noteworthy performances. AT&T-Liberty Media, the cable programmer, gained 60% and Citigroup, the financial services company, was up 43%.

Q. HAVE YOU MADE ANY CHANGES IN THE FUND?

A. AlliedSignal appreciated sharply after it announced a merger with Honeywell. Because the stock price rose above our valuation levels, we sold our position and used the proceeds to purchase stock in Merck, the pharmaceuticals company. When another holding, Airtouch Communications, a U.S.
   telecommunications company, was acquired by Vodaphone, we retained a position in Vodaphone.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND?

A. Stock prices continue to surge at rates greater than the underlying growth in the economy and corporate profits. Clearly, this is not sustainable however when this trend might end is unpredictable. The fund will remain essentially fully invested in high-quality growth companies and, over the long term, we believe the superior growth rate should allow returns to exceed those of the broad market averages. As we have stated in the past, we believe equity returns in the future will be at much more modest levels than those we have witnessed in the last few years.

                                                      PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             COMPARISON OF CHANGES IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
                              [LINE GRAPH OMITTED]

         PREMIER GROWTH EQUITY FUND   S&P 500
12/12/97          $10000               $10000
12/97              10346                10182
3/98               11712                11604
6/98               12193                11988
9/98               11395                10802
12/98              14125                13104
3/99               15399                13753
6/99               16968                14710

Premier Growth Equity Fund (ending value $16,968)
S&P 500 Index (ending value $14,710)

--------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------

                                  SIX      ONE       SINCE
                                MONTHS    YEAR   COMMENCEMENT
--------------------------------------------------------------------------------
Premier Growth Equity Fund      20.13%   39.17%     40.63%
--------------------------------------------------------------------------------
S&P 500 Index                   12.26%   22.71%     28.26%
--------------------------------------------------------------------------------
Lipper peer group average*      12.62%   20.49%       N/A
--------------------------------------------------------------------------------
Commencement date              12/12/97
--------------------------------------------------------------------------------
                               INVESTMENT PROFILE
     A fund designed for investors who seek long-term growth of capital and future income by investing primarily in a more concentrated portfolio of equity securities of large- and medium-sized companies with average growth histories and/or growth potential.

--------------------------------------------------------------------------------
                    TOP TEN LARGEST HOLDINGS AT JUNE 30, 1999
--------------------------------------------------------------------------------
  AT&T Corp. - Liberty Media Group ..................  4.05%
--------------------------------------------------------------------------------
  First Data Corp. ..................................  4.04%
--------------------------------------------------------------------------------
  Catalina Marketing Corp. ..........................  3.80%
--------------------------------------------------------------------------------
  Cisco Systems Inc. ................................  3.54%
--------------------------------------------------------------------------------
  Microsoft Corp. ...................................  3.52%
--------------------------------------------------------------------------------
  Baker Hughes Inc. .................................  3.46%
--------------------------------------------------------------------------------
  Interpublic Group Cos. Inc. .......................  3.38%
--------------------------------------------------------------------------------
  MCI WorldCom Inc. .................................  3.36%
--------------------------------------------------------------------------------
  Waste Management Inc. .............................  3.33%
--------------------------------------------------------------------------------
  NTL Inc. ..........................................  3.30%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    PORTFOLIO COMPOSITION AS OF JUNE 30, 1999
--------------------------------------------------------------------------------

NET ASSETS OF $24,257 (IN THOUSANDS)

                               [PIE CHART OMITTED]

TECHNOLOGY 25.0%
CONSUMER 21.9%
HEALTHCARE 18.5%
CAPITAL GOODS 8.9%
CASH & OTHER 8.2%*
UTILITIES 5.7%
ENERGY 5.5%
FINANCIAL SERVICES 3.3%
RETAIL TRADE 3.0%

  *INCLUDES CASH EQUALIZED BY FUTURES OF 2.8%.

* LIPPER PERFORMANCE COMPARISON ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD INDICATED IN THE GROWTH PEER GROUP CONSISTING OF 186 AND 178 UNDERLYING ANNUITY FUNDS.

                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                               SCHEDULE OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                           PREMIER GROWTH EQUITY FUND

                                     NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 91.8%

CAPITAL GOODS -- 8.9%

Dover Corp. ........................  17,265   $    604,275
Molex Inc. (Class A) ...............  23,949        754,394
Waste Management Inc. ..............  15,038        808,292
                                                  2,166,961

CONSUMER - CYCLICAL -- 19.5%

AT&T Corp. -  Liberty Media
  Group (Class A) ..................  26,734        982,474(a)
Carnival Corp. .....................  12,253        594,271
Catalina Marketing Corp. ...........  10,025        922,300(a)
Comcast Corp. (Class A) ............  15,594        599,394
Interpublic Group Cos. Inc. ........   9,468        820,166
NTL Inc. ...........................   9,301        801,630(a)
                                                  4,720,235

CONSUMER - STABLE -- 2.4%

Avon Products Inc. .................  10,582        587,301

ENERGY -- 5.5%

Baker Hughes Inc. ..................  25,063        839,611
Schlumberger Ltd. ..................   7,797        496,571
                                                  1,336,182

FINANCIAL -- 3.3%

Citigroup Inc. .....................  16,708        793,630

HEALTHCARE -- 18.5%

Cardinal Health Inc. ...............  11,732        752,314
Dentsply International Inc. ........  17,266        483,448
Henry Schein Inc. ..................  23,392        741,234(a)
Johnson & Johnson ..................   6,182        605,836
Lincare Holdings Inc. ..............  20,607        515,175(a)
Merck & Co. Inc. ...................   9,469        700,706
Sybron International Corp. .........  25,063        690,799(a)
                                                  4,489,512

RETAIL TRADE -- 3.0%

Home Depot Inc. ....................  11,139        717,769

TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 9.0%

Applied Materials Inc. .............   9,468        699,448(a)
Cisco Systems Inc. .................  13,366        859,601(a,h)
Intel Corp. ........................  10,582        629,629
                                                  2,188,678
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

TECHNOLOGY - SOFTWARE & SERVICES -- 16.0%

Automatic Data Processing Inc. .....  14,035   $    617,540
EMC Corp. ..........................  12,810        704,550(a)
Equifax Inc. .......................  20,050        715,535
First Data Corp. ...................  20,050        981,197
Microsoft Corp. ....................   9,468        853,895(a)
                                                  3,872,717

UTILITIES -- 5.7%

MCI WorldCom Inc. ..................   9,468        814,840(a)
Vodafone AirTouch PLC (ADR) ........   2,924        576,028
                                                  1,390,868
TOTAL INVESTMENTS IN SECURITIES
  (COST $14,355,752) ...............             22,263,853

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 8.2%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
  (COST $1,992,781) ...............1,992,781      1,992,781

OTHER ASSETS AND LIABILITIES,
  NET 0.0% ........................                     536
                                                -----------

NET ASSETS-- 100%                               $24,257,170
                                                ===========


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

THE PREMIER GROWTH EQUITY FUND HAD THE FOLLOWING LONG FUTURES CONTRACTS OPEN AT JUNE 30, 1999:

                               NUMBER
                 EXPIRATION      OF      UNDERLYING UNREALIZED
DESCRIPTION         DATE      CONTRACTS  FACE VALUE    GAIN
--------------------------------------------------------------------------------
S&P 500          Sept. 1999       2       $690,850    $17,575


-----------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                               VALUE EQUITY FUND
--------------------------------------------------------------------------------

Q&A

JON D. BOSSE OF NWQ INVESTMENT MANAGEMENT COMPANY (NWQ) IS THE PORTFOLIO MANAGER OF THE VALUE EQUITY FUND. NWQ IS THE FUND'S SUB-ADVISER AND HAS TOTAL ASSETS UNDER MANAGEMENT EXCEEDING $7 BILLION. PRIOR TO JOINING NWQ IN 1996, JON SPENT TEN YEARS WITH ARCO INVESTMENT MANAGEMENT COMPANY WHERE HE WAS DIRECTOR OF EQUITY RESEARCH AND MANAGED A VALUE-ORIENTED FUND. PREVIOUS TO THIS, HE SPENT FOUR YEARS IN THE CORPORATE FINANCE DEPARTMENT OF ARCO. JON RECEIVED HIS B.A. (SUMMA CUM LAUDE) IN ECONOMICS FROM WASHINGTON UNIVERSITY IN ST. LOUIS WHERE HE RECEIVED THE JOHN M. OLIN AWARD FOR EXCELLENCE IN ECONOMICS. HE RECEIVED HIS M.B.A. FROM THE WHARTON SCHOOL AT THE UNIVERSITY OF PENNSYLVANIA. JON IS ALSO A CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE ASSOCIATION FOR INVESTMENT MANAGEMENT AND RESEARCH AND THE LOS ANGELES SOCIETY OF FINANCIAL ANALYSTS.

Q. HOW DID THE VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1999?
A. The Value Equity Fund posted a return of 22.99% for the six-month period ended June 30, 1999. This compares with a 12.26% return for the S&P 500 Index. For the same period, the Lipper peer group of 185 Growth and Income annuity funds returned 11.70%.

Q. WHY DID THE FUND OUTPERFORM ITS BENCHMARK?
A. A number of significant factors have attributed to the superior performance of the Value Equity Fund as compared to its index and peer group; in particular, takeovers, individual stock selection, and general strong performance of value stocks.

   Anecdotal evidence over the last six months showing a strengthening global economy has lifted the earnings expectations of many cyclical companies, returning value-oriented stocks back to favor.

   Maintaining our value discipline, while resisting the short-term temptations of chasing the market momentum, has positioned the fund to benefit from this shift in the market.

Q. WHICH INVESTMENTS STAND OUT?
A. During the last six months, the fund held positions in six companies that received takeover proposals. These companies include Cellular Communications International, MediaOne Group, Cellular Communications of Puerto Rico, @Entertainment, First Security, and Case. Since the beginning of the year, these companies have appreciated an average of 78% in the fund. Our investments in telecommunication and media companies such as Telephone & Data Systems, CoreComm, and AT&T-Liberty Media also helped drive performance, as well as a rebound in our energy investments, including BJ Services and Ocean Energy.

Q. HOW DO YOU PICK STOCKS?
A. Our investment philosophy is to identify undervalued companies with catalysts present to improve profitability and unlock value. Catalysts may include new management, industry consolidation, restructuring, and a positive turn in the fundamentals. We are value-oriented and invest in attractive risk/reward opportunities. We are not chasing the current market mania for internet, technology, and other growth stocks where we find risk/reward and valuation parameters extremely unattractive.

Q. WHAT IS THE OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?
A. We continue to find attractive investment opportunities in the current market environment. Recent purchases have included Lyondell Chemical, Galileo International, York International and Tenneco. We expect the fund to continue to benefit from the shift of the market to value-oriented companies, and see many more investment opportunities in this area.

                                                               VALUE EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             COMPARISON OF CHANGES IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                               [LINE GRAPH OMITTED]
         VALUE EQUITY FUND  S&P 500
5/1/97      $10000          $10000
6/97         11450           11086
9/97         13320           11920
12/97        13256           12259
3/98         15055           13971
6/98         14975           14434
9/98         12406           13006
12/98        14142           15777
3/99         15007           16559
6/99         17393           17711

Value Equity Fund (ending value $17,393)
S&P 500 Index (ending value $17,711)

--------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------

                               SIX       ONE         SINCE
                             MONTHS     YEAR     COMMENCEMENT
--------------------------------------------------------------------------------
Value Equity Fund            22.99%    16.15%       29.10%
--------------------------------------------------------------------------------
S&P 500 Index                12.26%    22.71%       30.18%
--------------------------------------------------------------------------------
Lipper peer group average*   11.70%    15.78%         N/A
--------------------------------------------------------------------------------
Commencement date            5/1/97
--------------------------------------------------------------------------------
                               INVESTMENT PROFILE
  A fund designed for investors who seek long-term growth of capital and future income by investing primarily in equity securities of mid-cap U.S. companies that the portfolio manager believes are undervalued by the market and have above-average growth potential.

--------------------------------------------------------------------------------
                    TOP TEN LARGEST HOLDINGS AT JUNE 30, 1999
--------------------------------------------------------------------------------
  AT&T Corp. - Liberty Media Group                     4.20%
--------------------------------------------------------------------------------
  CoreComm Ltd.                                        4.01%
--------------------------------------------------------------------------------
  NTL Inc.                                             3.42%
--------------------------------------------------------------------------------
  MediaOne Group Inc.                                  3.14%
--------------------------------------------------------------------------------
  Loews Corp.                                          2.83%
--------------------------------------------------------------------------------
  Telephone & Data Systems Inc.                        2.62%
--------------------------------------------------------------------------------
  First Union Corp.                                    2.54%
--------------------------------------------------------------------------------
  The E.W. Scripps Co. Inc.                            2.53%
--------------------------------------------------------------------------------
  Alltel Corp.                                         2.51%
--------------------------------------------------------------------------------
  Waste Management Inc.                                2.48%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    PORTFOLIO COMPOSITION AS OF JUNE 30, 1999
--------------------------------------------------------------------------------

NET ASSETS OF $78,140 (IN THOUSANDS)

[PIE CHART OMTITED]

CONSUMER 28.5%
FINANCIAL SERVICES 25.7%
UTILITIES 11.5%
CAPITAL GOODS 7.2%
ENERGY 6.6%
CASH & OTHER 6.0%*
BASIC MATERIALS 4.2%
HEALTHCARE 3.6%
TECHNOLOGY 3.0%
TRANSPORTATION 2.3%
REAL ESTATE INVESTMENT TRUST 1.4%

* LIPPER PERFORMANCE COMPARISON ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD INDICATED IN THE GROWTH & INCOME PEER GROUP CONSISTING OF 185 AND 179 UNDERLYING ANNUITY FUNDS.

                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                               SCHEDULE OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                VALUE EQUITY FUND

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 94.0%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 4.2%

Lyondell Chemical Co. ..............  70,000  $   1,443,750
Praxair Inc. .......................  37,000      1,810,687
                                                  3,254,437

CAPITAL GOODS -- 7.2%

Atchison Casting Corp. .............  10,500        108,281(a)
Case Corp. .........................  22,500      1,082,813
Tenneco Inc. .......................  56,000      1,337,000
Waste Management Inc. ..............  36,000      1,935,000
York International Corp. ...........  28,000      1,198,750
                                                  5,661,844

CONSUMER - CYCLICAL -- 25.6%

@ Entertainment Inc. ...............  47,900        898,125(a)
AT&T Corp. - Liberty Media
  Group (Class A) ..................  89,340      3,283,245(a)
Cox Communications Inc. ............  40,000      1,472,500(a)
Darden Restaurants Inc. ............  30,000        654,375
Federal-Mogul Corp. ................  29,500      1,534,000
Ford Motor Co. .....................  28,800      1,625,400
Hasbro Inc. ........................  53,050      1,482,084
Hayes Lemmerz International Inc. ...  28,700        843,063(a)
Lear Corp. .........................   6,500        323,375(a)
Mandalay Resort Group ..............  36,000        760,500(a)
MediaOne Group Inc. ................  33,000      2,454,375(a)
NTL Inc. ...........................  31,000      2,671,812(a)
The E.W. Scripps Co. Inc. ..........  41,600      1,978,600
                                                 19,981,454

CONSUMER - STABLE -- 2.9%

Alberto-Culver Co. (Class B) .......  32,000        730,000
Philip Morris Cos. Inc. ............  38,000      1,527,125
                                                  2,257,125

ENERGY -- 6.6%

BJ Services Co. ....................  48,000      1,413,000(a)
Noble Affiliates Inc. ..............  27,000        761,063
Ocean Energy Inc. ..................  89,050        857,106(a)
Tosco Corp. ........................  55,000      1,426,562
Transocean Offshore Inc. ...........  27,000        708,750
                                                  5,166,481

FINANCIAL -- 17.0%

Bank of America Corp. ..............  22,031      1,615,148
Bank One Corp. .....................  31,000      1,846,437
Chase Manhattan Corp. ..............  18,100      1,567,912
First Security Corp. ...............  50,000      1,362,500
First Union Corp. ..................  42,300      1,988,100
Heller Financial Inc. ..............  55,000      1,529,688
MGIC Investment Corp. ..............  12,500        607,813
UnionBanCal Corp. ..................  38,000      1,372,750

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

Waddell & Reed Financial Inc.
  (Class A) ........................  43,433   $  1,191,693
Waddell & Reed Financial Inc.
  (Class B) ........................   6,171        166,617
                                                 13,248,658

HEALTHCARE -- 3.6%

Aetna Inc. .........................  19,500      1,744,031
Pharmacia & Upjohn Inc. ............  19,000      1,079,438
                                                  2,823,469

INSURANCE -- 8.7%

Hartford Financial Services
   Group Inc. ......................  26,000      1,516,125
Loews Corp. ........................  27,900      2,207,587
Provident Cos. Inc. ................  44,800      1,792,000
Torchmark Corp. ....................  37,200      1,269,450
                                                  6,785,162

REAL ESTATE INVESTMENT TRUST -- 1.4%

Indymac Mortgage Holdings Inc. .....  70,000      1,120,000

TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 3.0%

Allen Telecomm Inc. ................  40,000        430,000(a)
Quantum Corp. ......................  53,000      1,278,625(a)
Storage Technology Corp. ...........  29,000        659,750(a)
                                                  2,368,375

TRANSPORTATION -- 2.3%

Galileo International Inc. .........  33,300      1,779,469

UTILITIES -- 11.5%

Alltel Corp. .......................  27,380      1,957,670
Cellular Communications of
  Puerto Rico ......................  65,000      1,852,500(a)
CoreComm Ltd. ......................  65,000      3,136,250(a)
Telephone & Data Systems Inc. ......  28,000      2,045,750
                                                  8,992,170
TOTAL INVESTMENTS IN SECURITIES
  (COST $56,996,024) ...............             73,438,644

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.9%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
  (COST $4,660,021) ...............4,660,021      4,660,021

OTHER ASSETS AND LIABILITIES,
    NET 0.1% ......................                  41,020
                                               ------------

NET ASSETS-- 100%                               $78,139,685
                                               ============
------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Q&A


RALPH R. LAYMAN MANAGES THE INTERNATIONAL EQUITY PROCESS AT GE INVESTMENTS. TOTAL ASSETS UNDER HIS MANAGEMENT EXCEEDS $10 BILLION. PRIOR TO JOINING GE INVESTMENTS IN 1991, RALPH WAS EXECUTIVE VICE PRESIDENT, PARTNER AND PORTFOLIO MANAGER OF THE INTERNATIONAL EQUITY OPERATIONS AT NORTHERN CAPITAL MANAGEMENT. PREVIOUSLY, HE WAS A VICE PRESIDENT AND PORTFOLIO MANAGER AT TEMPLETON INVESTMENT COUNSEL, INC. HE WAS INSTRUMENTAL IN FORMING TEMPLETON'S EMERGING MARKETS EQUITY FUND IN THE U.S. RALPH IS A TRUSTEE OF THE GE PENSION TRUST, AND GE'S EMPLOYEE SAVINGS PROGRAM, AND SERVES ON THE GE INVESTMENTS' ASSET ALLOCATION COMMITTEE. HE IS A CHARTERED FINANCIAL ANALYST, A CHARTER MEMBER OF THE INTERNATIONAL SOCIETY OF SECURITY ANALYSTS AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. RALPH IS A GRADUATE OF THE UNIVERSITY OF WISCONSIN WITH A B.S. IN ECONOMICS AND A M.S. IN FINANCE.


Q. HOW DID THE INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1999?
A. The International Equity Fund posted a return of 5.97% for the six-month period ended June 30, 1999. This compares with a return of 3.97% for the MSCI EAFE Index. During the same period, the fund's Lipper peer group of 127 International annuity funds returned 8.10%

Q. WHAT FACTORS CONTRIBUTED TO THE FUND OUT-PERFORMING ITS BENCHMARK?
A. Compared to the market benchmark, the fund was overweight in European stocks and underweight in Japanese and Asian holdings, which affected performance. However, good stock selection in Europe and Asia helped offset the effects of market allocation.

   Asia has been the headline economic success story of the quarter. Investors started to return to Japan as the government began bank restructuring and as more companies announced their own restructuring plans. Japan's Gross Domestic Product gained 1.9% for the first quarter of 1999, stopping a 5 month slide. Investment money also began to flow back into other Asian markets, which are reorganizing their economies, too. Market indexes are up sharply for South Korea, Thailand and Indonesia. These markets all are volatile and much thinner than they were three years ago, before the currency crisis.

   In contrast, Europe's economic indicators, although positive, were weak in the first half of 1999, reflecting the disappointing performance of the Euro. However, the Central European Bank cut interest rates in April, which kept the second quarter flat. Inflation remains low and the weak currency should spur exports.

   Also noteworthy was a recovery in commodity and metal-related issues during the first half of 1999. Raw materials, including oil and metals, were weak during the Asian economic collapse due to reduced demand. When Asia triggered a small improvement in demand, commodities reacted positively, which was reflected in higher share prices.

Q. WHICH INVESTMENTS STAND OUT?
A. Technology companies were among the fund's top performers. Taiwan Semiconductor was one of the performance leaders during the first half of 1999. Also turning in strong results were Mannesmann of Germany in telecommunications, and Invensys of the United Kingdom, a process control company that had a strong first quarter. However, many European financial companies held in the fund took a beating during the first half, reflecting the region's weak currency and anemic economic performance.

Q. HAVE YOU MADE ANY CHANGES IN THE FUND?
A. As we became more confident that some Japanese corporate management teams were more serious in their plans to restructure, we bought Mazda Motor, the car manufacturer, and Sumitomo Electric, the cable and optical fiber manufacturer. We also acquired holdings in Lagardere and Aerospatiale, two French aerospace companies, the latter being a recent French government privatization. Key sells included Assicurazioni Generali, the Italian insurance company, whose stock rose above fair value, and Barlow, a South African conglomerate where the country's economy may be less robust than previously expected.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND?
A. During the first half of 1999, we increased the fund's exposure in the Japanese market from 5% to 8%. Although we remain cautious about investments in Japan, we are actively seeking out more opportunities among companies that show potential and fit our valuation discipline. We also are searching out sound investments in Asia such as South Korea's Kookmin Bank, which performed very well. We continue to have faith in European stocks. We believe the region is taking a breather but will return to profitability over the long term. In an environment of low interest rates and benign inflation, along with stability in Asia, we believe equity markets should show positive performance. We continue to seek companies that will benefit from -- and compete successfully within -- the current global growth environment.

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

             COMPARISON OF CHANGES IN VALUE OF A $10,000 INVESTMENT
                              [LINE GRAPH OMITTED]
         INTERNATIONAL EQUITY FUND  MSCI EAFE
5/1/95            $10000            $10000
6/95               10010              9707
9/95               10350             10112
12/95              10670             10522
3/96               11323             10826
6/96               11628             10997
9/96               11455             10983
12/96              11728             11158
3/97               12346             10983
6/97               13786             12408
9/97               13927             12320
12/97              12921             11356
3/98               15135             13026
6/98               15510             13164
9/98               12788             11293
12/98              15175             13626
3/99               15673             13816
6/99               16082             14167

International Equity Fund (ending value $16,082)
MSCI EAFE (ending value $14,167)

--------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------

                             SIX      ONE   THREE     SINCE
                           MONTHS    YEAR   YEAR  COMMENCEMENT
--------------------------------------------------------------------------------
International Equity Fund   5.97%    3.68% 11.41%    12.08%
--------------------------------------------------------------------------------
MSCI EAFE                   3.97%    7.62%  8.81%     8.71%
--------------------------------------------------------------------------------
Lipper peer group average*  8.10%    5.43%  9.82%      N/A
--------------------------------------------------------------------------------
Commencement date          5/1/95
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE

                A fund designed for investors who seek long-term
                   growth of capital by investing primarily in
                    equity securities of companies located in
                 developed and developing countries, other then
                               the United States.


--------------------------------------------------------------------------------
                    TOP TEN LARGEST HOLDINGS AT JUNE 30, 1999
--------------------------------------------------------------------------------
  Mannesmann AG ...................................... 3.02%
--------------------------------------------------------------------------------
  Preussag AG ........................................ 2.90%
--------------------------------------------------------------------------------
  AXA-UAP ............................................ 2.49%
--------------------------------------------------------------------------------
  Total S.A. ......................................... 2.29%
--------------------------------------------------------------------------------
  ING Groep N.V. ..................................... 2.23%
--------------------------------------------------------------------------------
  Invensys PLC ....................................... 2.15%
--------------------------------------------------------------------------------
  Airtours PLC ....................................... 1.87%
--------------------------------------------------------------------------------
  Taiwan Semiconductor Manufacturing Co. ............. 1.77%
--------------------------------------------------------------------------------
  Cap Gemini S.A. .................................... 1.74%
--------------------------------------------------------------------------------
  Alstom ............................................. 1.60%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    PORTFOLIO COMPOSITION AS OF JUNE 30, 1999
--------------------------------------------------------------------------------

NET ASSETS OF $41,052 (IN THOUSANDS)

                               [PIE GRAPH OMITTED]

EUROPE 71.9%
JAPAN 8.40%
OTHER 7.80%
PACIFIC RIM 6.20%
CASH & OTHER 5.70%


* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE INTERNATIONAL PEER GROUP CONSISTING OF 127, 123 AND 83 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                               SCHEDULE OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                           INTERNATIONAL EQUITY FUND

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 94.2%

AUSTRALIA -- 1.4%

Brambles Industries Ltd. ...........  22,373   $    588,629

AUSTRIA -- 0.3%

VA Technologie AG ..................   1,461        132,308

BRAZIL -- 0.5%

Uniao de Bancos Brasilieros
  S.A. GDR ..........................  8,424        202,702

CANADA -- 1.8%

Celestica Inc. ......................  3,935        170,261(a)
CGI Group Inc. (Class A) ............ 11,359        239,137(a)
Newcourt Credit Group Inc. ..........  2,933         38,144
Nortel Networks Corp. ...............  3,324        288,564
                                                    736,106

DENMARK -- 1.0%

Novo-Nordisk AS (Series B) ..........  3,969        427,597

FINLAND -- 3.4%

Helsingin Puhelin Oyj ...............  1,066         50,549
Merita PLC (Series A) ............... 60,390        343,014
Nokia Oyj (Series A) ................  6,105        534,934
Pohjola Group Insurance Corp.
  (Series B) ........................  1,995        102,313
Sampo Insurance Co. Ltd.
  (Series A) ........................ 12,339        357,423
                                                  1,388,233

FRANCE -- 18.5%

Aerospatiale Matra (Regd.) ..........  9,691        223,276(a)
Alstom .............................. 20,862        655,921
AXA-UAP .............................  8,390      1,023,157
Cap Gemini S.A. .....................  4,549        714,655
Carrefour S.A. ......................  3,386        497,390
Coflexip S.A. ADR ...................  6,082        264,567
Elf Aquitaine S.A. ..................  2,350        344,722
Lagardere S.C.A. .................... 12,616        469,488
Lyonnaise Des Eaux S.A. .............  2,040        367,803
Michelin CGDE (Regd.) (Class B) ..... 11,799        482,506
Rhone-Poulenc S.A. (Class A) ........ 13,825        631,484
Schneider S.A. ......................  8,951        502,418
Societe Generale ....................  2,665        469,499
Total S.A. (Class B) ................  7,281        938,953
                                                  7,585,839

GERMANY -- 13.3%

Bayerische Vereinsbank AG ...........  9,414        611,379
DaimlerChrysler AG ..................  6,298        545,353

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Deutsche Bank AG  ...................  1,818  $     111,292
Fresenius Medical Care AG ...........  8,555        510,616
Mannesmann AG .......................  8,308      1,239,255
Muenchener Rueckverischerungs-
   Gesellschaft AG (Regd.) ..........  1,112        205,762
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.) ..........  1,158        211,289(a)
Preussag AG ......................... 22,159      1,190,100
Veba AG .............................  9,393        551,918
Viag AG .............................    342        161,468
Volkswagen AG .......................  1,791        114,652
                                                  5,453,084

GREECE -- 1.0%

Alpha Credit Bank (Regd.) ...........    748         48,147
Alpha Credit Bank ...................     93          5,986(a)
Hellenic Telecommunication
  Organization S.A. ADR ............. 15,303        169,289
Hellenic Telecommunication
  Organization S.A. .................  9,400        201,186
                                                    424,608

HONG KONG -- 1.2%
Cosco Pacific Ltd. .................. 36,000         29,928
Giordano International Ltd. .........186,000        131,854
Johnson Electric Holdings Ltd. ...... 81,300        335,318
                                                    497,100

IRELAND -- 1.4%

Bank of Ireland ..................... 18,462        311,518
CRH PLC ............................. 14,270        252,784
                                                    564,302

ISRAEL -- 3.4%

Comverse Technology Inc. ............  6,511        491,580(a)
ECI Telecommunications Ltd. ......... 17,136        568,701
Teva Pharmaceutical Industries
  Ltd. ADR ..........................  6,857        335,993
                                                  1,396,274

ITALY -- 3.5%

Banca Intesa S.p.A. ................. 82,769        397,603
Montedison S.p.A. ...................163,410        266,153(a)
Saipem .............................. 75,333        300,533
Telecom Italia Mobile S.p.A. ........ 33,365        199,143
Telecom Italia S.p.A ................     62            336(k)
Telecom Italia S.p.A ................ 25,969        269,843
Unicredito Italiano S.p.A. ..........    489          2,147
                                                  1,435,758

JAPAN -- 8.4%

Canon Inc. .......................... 17,000        489,047
Honda Motor Co. .....................  2,000         84,815
Mazda Motor Corp. ................... 75,000        430,892
Minebea Co. Ltd. .................... 42,000        468,711
Shin-Etsu Chemical Co. .............. 13,000        435,232
Sony Corp. ..........................  5,900        636,480
Sumitomo Electric Industries ........ 31,000        352,616
Toshiba Corp. ....................... 78,000        556,452
                                                  3,454,245
----------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

LUXEMBOURG -- 0.0%

Societe Europeenne de
  Communication S.A. ADR (Class A) .....  40      $     515(a)
Societe Europeenne de
  Communication S.A. ADR (Class B) ..... 171          2,298(a)
                                                      2,813

MEXICO -- 1.9%

Desc S.A. de C.V. (Series B) ........ 44,594         48,703
Desc S.A. de C.V. ADR (Class C) .....  6,704        151,678
Gruma S.A. de C.V. (Series B) ....... 13,812         23,140
Grupo Carso S.A. de C.V. ADR ........ 27,167        247,899
Grupo Financiero Banamex Accival
   S.A. de C.V. (Class B) ...........114,872        292,326(a)
Grupo Televisa S.A. GDR .............    819         36,701(a)
                                                    800,447

NETHERLANDS -- 6.2%

IHC Caland N.V. .....................  8,192        320,900
ING Groep N.V. ...................... 16,901        914,676
Ispat International N.V. (Regd.)
   (Class A) ........................  8,697         96,211
Koninklijke Ahold N.V. .............. 13,424        462,201
Philips Electronics N.V. ............  5,786        570,492
Vendex KBB N.V. .....................  7,192        192,022
                                                  2,556,502

PANAMA -- 0.1%

Panamerican Beverages Inc. (Class A)   1,380         32,861

PHILIPPINES -- 0.3%

San Miguel Corp. S.A. ................51,238        111,768

POLAND -- 0.7%

Telekomunikacja Polska S.A.
   GDR (Series A) ....................38,115        266,805(a,b)

PORTUGAL -- 0.7%

Banco Comercial Portugues (Regd.) .... 6,828        176,881
Jeronimo Martins, SGPS, S.A. ......... 3,258        107,573
                                                    284,454

SOUTH KOREA -- 1.5%

Kookmin Bank GDR ..................... 6,156        123,120(b)
Korea Telecom Corp. ADR .............. 5,413        216,520(a)
Pohang Iron & Steel Co.  Ltd. ADR .... 7,602        255,617
                                                    595,257

SPAIN -- 2.8%

Argentaria, Caja Postal y Banco
  Hipotecario de Espana, S.A. ....... 16,915        385,180

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Repsol S.A. .........................  6,011  $     122,689
Telefonica S.A. ..................... 12,939        623,026
                                                  1,130,895

SWEDEN -- 4.0%

Autoliv Inc. SDR .................... 18,093        552,019
Ericsson LM Telephone (Series B) .... 15,303        491,232
Investor AB (Series B) ..............  4,900         54,836
Invik & Co. AB ......................  1,056         62,136
Kinnevik AB (Series B) ..............  2,028         38,223
NetCom Systems AB (Series B) ........  4,443        149,688(a)
Pharmacia & Upjohn Inc. .............  5,316        302,015
                                                  1,650,149

SWITZERLAND -- 2.6%

ABB AG ..............................    178        263,263
Credit Suisse Group .................  1,699        293,892
Novartis AG (Regd.) .................    227        331,355
Zurich Allied AG (Regd.) ............    328        186,452
                                                  1,074,962

TAIWAN -- 1.8%

Taiwan Semiconductor
   Manufacturing Co. ................190,342        727,778

UNITED KINGDOM -- 12.5%

Airtours PLC ........................ 96,197        767,250
Billiton PLC ........................ 13,531         47,349
British Steel PLC ................... 57,206        148,106
Cable & Wireless  Communication PLC . 43,495        418,210(a)
Commercial Union PLC ................ 11,124        160,175
FKI PLC .............................106,837        331,853
Granada Group PLC ................... 33,594        622,192
Invensys PLC ........................186,369        881,292
Johnson Matthey PLC .................  8,256         80,684
Nycomed Amersham PLC ................ 47,181        330,013
Railtrack Group PLC .................  4,472         91,425
Reed International PLC .............. 23,845        158,612
Royal & Sun Alliance
   Insurance Group PLC .............. 51,244        459,201
Saatchi & Saatchi PLC ............... 14,563         49,261
SEMA Group PLC ......................  6,990         67,265
Somerfield PLC ...................... 40,498        189,909
The Great Universal Stores PLC ......  8,014         89,372
Vodafone Group PLC .................. 10,168        200,021
Williams PLC ........................  7,710         50,921
                                                  5,143,111
TOTAL COMMON STOCK
  (COST $33,887,376) ................            38,664,587

--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.1%
--------------------------------------------------------------------------------
Fresenius Medical Care AG ..........     483         16,928
Telecomunicacoes de Sao Paulo
   S.A.-Telesp ..................... 380,000         45,072
TOTAL PREFERRED STOCK
  (COST $73,904) ...................                 62,000

-----------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------

Muenchener Rueckverischerungs-
  Gesellschaft AG (Regd.) 06/03/02
  (COST $ 0) ..........................   48   $      1,435(a)
TOTAL INVESTMENTS IN SECURITIES
  (COST $33,961,280) ..................          38,728,022

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.9%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   (COST $2,008,213) ............. 2,008,213      2,008,213

OTHER ASSETS AND LIABILITIES,
   NET 0.8% ......................                  315,307
                                                  ---------
NET ASSETS-- 100%                               $41,051,542
                                                ===========

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The International Equity Fund invested in the following sectors at June 30, 1999:

                                        PERCENTAGE (BASED ON
SECTOR                                    TOTAL NET ASSETS)
--------------------------------------------------------------------------------
Capital Equipment                               23.36%
Finance                                         18.26%
Services                                        22.38%
Consumer Goods                                  14.59%
Energy                                           6.54%
Materials                                        3.01%
Multi Industry                                   6.21%
Cash and Other                                   5.65%
                                             ---------
                                               100.00%
                                             ---------
                                             ---------
-----------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                                     INCOME FUND
--------------------------------------------------------------------------------

Q&A

ROBERT MACDOUGALL LEADS THE FIXED INCOME TEAM AT GE INVESTMENTS. TOTAL ASSETS UNDER HIS MANAGEMENT EXCEEDS $28 BILLION. BOB JOINED GE INVESTMENTS IN 1986 AS A MUTUAL FUND PORTFOLIO MANAGER AND WAS APPOINTED TO HEAD THE TAXABLE FIXED INCOME TEAM IN 1992, AND THE TAX-EXEMPT FIXED INCOME TEAM IN 1998. PREVIOUSLY HE WAS WITH GE'S CORPORATE TREASURY OPERATION MANAGING THE COMPANY'S $2 BILLION PORTFOLIO OF MARKETABLE SECURITIES AND SUPPORTING THE TREASURER IN THE AREAS OF DEBT MANAGEMENT AND CAPITAL STRUCTURE PLANNING. PRIOR TO THAT, BOB HELD VARIOUS FINANCIAL MANAGEMENT POSITIONS SINCE JOINING GE IN 1973. HE HOLDS BACHELOR'S AND MASTER'S DEGREES IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF MASSACHUSETTS.


Q. DESCRIBE THE PERFORMANCE OF THE FIXED INCOME MARKETS DURING THE FIRST HALF OF 1999.
A. The bond market was buffeted by continued stronger than expected economic growth and the resultant concern that the benign inflation environment would deteriorate. The yield of the benchmark 30-year U.S. Treasury Bond, which ended last year at 5.10%, increased steadily, reaching a nineteen-month high of 6.16% in June before ending the month at 5.96%. Shorter maturities fared even worse with yields rising over 100 basis points (1.00%).

   As we entered the year, the consensus forecast was for a gradually slowing economy, continued mild inflation and stable to lower interest rates. But the fourth quarter report on Gross Domestic Product (GDP) released in January showed that the economy had entered the year with tremendous momentum, growing 6%. Various economic reports indicated that this strength carried over into the first half of 1999. The "wealth effect" of rising stock prices and robust appreciation in home values boosted consumer confidence and consumer spending. Housing activity was strong, auto sales were on track for a record year and the unemployment rate hovered around a level not seen since the early 1970's.

   In the fall of 1998, the Federal Reserve eased monetary policy three times "to cushion the domestic economy from the impact of the increasing weakness in foreign economies and the less accommodative conditions in U.S. financial markets". In February 1999, Federal Reserve (Fed) Chairman Greenspan indicated that the Fed was re-evaluating the appropriateness of those easings as conditions returned to normal. In May the markets were rocked by a 0.7% increase in the Consumer Price Index. While the surge in energy prices was anticipated, the 0.4% increase in the "core" (excluding food and energy) rate of inflation was both surprising and troubling to the market. It was the largest one-month rise since January 1995. The Fed subsequently signaled a tightening of monetary policy "to preempt forces of imbalance before they threaten economic stability". As the first half came to a close, the Federal Open Market Committee did in fact raise the Federal funds target 25 basis points (0.25%) to 5.00% but at the same time changed their bias to neutral. This signaled to investors that further rate hikes were not a foregone conclusion but rather depend on how the economy performs going forward.

Q. HOW DID THE VARIOUS SECTORS OF THE MARKET PERFORM?
A. Corporate bonds outperformed equal duration Treasuries by about 100 basis points (1.00%) as spreads partially reversed their 1998 widening. Mortgage backed securities did better also, but by less than their yield advantage -- indicating some spread volatility.

Q. WHAT IS YOUR OUTLOOK FOR THE SECOND HALF OF 1999?
A. As we enter the second half of the year, interest rates are about 100 basis points (1.00%) higher than at the beginning of the year while inflation remains about the same. If the economy slows sufficiently to assuage inflation worries, current yield levels will prove to be attractive. On the other hand, if additional moves by the Fed are required, we could see rates continue to climb. In such an uncertain environment we are keeping the duration of the portfolio neutral to the market.

INCOME FUND

Q. HOW DID THE INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTHS ENDED JUNE 30,1999?
A. The Income Fund posted a return of -1.86% while the Lehman Brothers Aggregate Bond Index returned -1.38% and our Lipper peer group of 21 Intermediate Investment Grade Debt annuity funds returned -1.22%.

Q. WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?
A. The fund's performance compared to the market index was driven primarily by expenses and, to a lesser degree, by longer duration in a rising rate environment, while our performance versus peers was driven by our higher allocation to U.S. Government bonds and longer duration.

                                                                     INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             COMPARISON OF CHANGES IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
                              [LINE GRAPH OMITTED]

         INCOME FUND    LB AGGREGATE
1/3/95   $10000            $10000
3/95      10453             10504
6/95      11016             11144
9/95      11210             11363
12/95     11683             11847
3/96      11445             11636
6/96      11463             11702
9/96      11674             11918
12/96     12024             12275
3/97      11953             12207
6/97      12378             12657
9/97      12770             13079
12/97     13106             13464
3/98      13312             13672
6/98      13626             13991
9/98      14102             14583
12/98     14148             14632
3/99      14056             14558
6/99      13884             14429

Income Fund (ending value $13,884)
LB Aggregate (ending value $14,429)

--------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------

                             SIX     ONE   THREE      SINCE
                           MONTHS   YEAR   YEAR   COMMENCEMENT
--------------------------------------------------------------------------------
Income Fund                (1.86%)  1.90%  6.60%      7.58%
--------------------------------------------------------------------------------
LB Aggregate               (1.38%)  3.13%  7.23%      8.49%
--------------------------------------------------------------------------------
Lipper peer group average* (1.22%)  2.35%  6.59%       N/A
--------------------------------------------------------------------------------
Commencement date          1/3/95
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE

               A fund designed for investors who seek to maximize
                    income consistent with prudent investment
                    management and preservation of capital by
                   investing primarily in income-bearing debt
                           securities and instruments.

--------------------------------------------------------------------------------
                    PORTFOLIO COMPOSITION AS OF JUNE 30, 1999
--------------------------------------------------------------------------------

                               [PIE GRAPH OMITTED]

NET ASSETS OF $62,323 (IN THOUSANDS)

MORTGAGE BACKED 32.3%
U.S. TREASURIES 19.9%
FEDERAL AGENCIES 18.2%
CORPORATE NOTES 20.9%
CASH & OTHER 7.7%


--------------------------------------------------------------------------------
                        QUALITY RATINGS AT JUNE 30, 1999
--------------------------------------------------------------------------------


      MOODY'S / S&P                             PERCENTAGE OF
      RATINGS                                    NET ASSETS
--------------------------------------------------------------------------------
      Aaa / AAA                                  77.91%
--------------------------------------------------------------------------------
      Aa / AA                                     3.52%
--------------------------------------------------------------------------------
      A / A                                       8.06%
--------------------------------------------------------------------------------
      Baa / BBB                                   7.71%
--------------------------------------------------------------------------------
      Ba / BB                                     0.46%
--------------------------------------------------------------------------------
      Other                                       2.34%
--------------------------------------------------------------------------------

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE INTERMEDIATE U.S. BOND PEER GROUP CONSISTING OF 21, 20 AND 15 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                               SCHEDULE OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                  INCOME FUND

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 97.4%

U.S. TREASURIES -- 19.9%

U.S. Treasury Bonds
8.125%      08/15/19 ...........  $  659,000 $      795,947(h)
8.125%      05/15/21 ...........   1,118,000      1,361,512(h)
5.25%       11/15/28 ...........      80,000         70,913(h)
5.25%       02/15/29 ...........   2,330,000      2,093,365(h)
                                                  4,321,737
U.S. Treasury Notes
5.00%       04/30/01 ...........   1,204,000      1,193,838(h)
5.25%       05/31/01 ...........   2,564,000      2,551,975(h)
6.50%       08/31/01 ...........     165,000        168,094(h)
5.25%       08/15/03 ...........     449,000        441,354(h)
5.25%       05/15/04 ...........   2,340,000      2,299,424(h)
5.50%       05/15/09 ...........     512,000        500,157(h)
                                                  7,154,842
U.S. Treasury STRIPS
6.29%       08/15/11 ...........     375,000        176,981(d,h)
6.31%       02/15/12 ...........     560,000        255,763(d,h)
6.43%       02/15/19 ...........   1,750,000        505,908(d,h)
                                                    938,652
TOTAL U.S. TREASURIES
  (COST $12,748,682) ...........                 12,415,231

FEDERAL AGENCIES -- 19.2%
Federal Farm Credit Bank
9.15%       02/14/05 ...........     100,000        113,047
8.60%       05/30/06 ...........     400,000        416,812
                                                    529,859
Federal Home Loan Bank
5.625%      03/19/01 ...........     390,000        389,088
5.25%       04/25/02 ...........     440,000        434,157
6.22%       03/18/08 ...........     395,000        381,732
5.75%       04/15/08 ...........     290,000        276,271
                                                  1,481,248
Federal Home Loan Mortgage Corp.
8.00%       04/01/00 ...........       5,904          5,929
5.75%       06/15/01 ...........     790,000        789,502
5.125%      10/15/08 ...........     425,000        380,838
8.25%       06/01/26 ...........      60,000         68,682
                                                  1,244,951
Federal National Mortgage Assoc.
5.38%       01/16/01 ...........      70,000         69,595
5.125%      02/13/04 ...........   1,826,000      1,750,677
7.70%       08/10/04 ...........     100,000        100,187
6.99%       07/09/07 ...........      50,000         50,015
5.64%       12/10/08 ...........     485,000        452,190
6.04%       02/25/09 ...........     905,000        856,637
7.50%       12/01/09 ...........     452,386        460,443
7.00%       08/01/13 ...........      73,765         74,052
7.50%       02/01/14 ...........     421,813        429,325

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
9.00%       04/01/16 ............ $  104,269  $     111,177
9.50%       11/01/17 ............    141,624        153,176
8.00%       12/01/17 ............    179,639        185,420
9.00%       12/01/17 ............    139,213        147,369
7.50%       12/01/18 ............     91,813         93,158
9.50%       08/01/22 ............    255,823        276,529
9.00%       12/01/22 ............    157,457        166,757
7.50%       12/01/23 ............    373,370        377,451
6.50%       01/01/29 - 07/01/29 .  1,350,449      1,302,751
8.00%       TBA .................  1,220,000      1,253,172(c)
                                                  8,310,081
Small Business Administration
6.125%      01/01/18 ............    260,756        250,285
Tennessee Valley Authority
6.125%      07/15/03 ............    133,000        131,711
TOTAL FEDERAL AGENCIES
  (COST $12,254,473) ............                11,948,135

AGENCY MORTGAGE BACKED -- 27.7%

Federal Home Loan Mortgage Corp.
8.00%       01/01/00 ............      9,086          9,125
6.75%       10/01/08 ............     69,549         68,697(b)
8.00%       09/01/09 ............    112,220        114,773
7.50%       11/01/09 ............     85,327         86,946
7.50%       06/01/10 ............     32,448         33,064
8.50%       07/01/10 ............    106,986        110,867
7.50%       09/01/12 ............    173,742        176,782
9.00%       02/01/17 ............     33,404         35,275
8.00%       04/01/17 ............    107,892        111,492
8.00%       08/01/24 ............     32,832         33,745
8.00%       10/01/25 ............     16,554         17,010
8.00%       11/01/26 ............     22,616         23,238
8.00%       02/01/28 ............     25,517         26,219
6.00%       01/01/29 ............    253,181         79,594(g)
6.50%       02/01/29 ............     11,022         10,639
7.00%       TBA .................  4,590,760      4,542,006(c)
7.50%       TBA .................  2,700,000      2,725,326(c)
                                                  8,204,798
Federal National Mortgage Assoc.
5.10%       09/25/00 ............    292,000        290,128
7.50%       07/01/02 ............     18,649         18,739
6.50%       01/01/04 ............      1,122          1,116
7.50%       12/01/09 ............    241,503        245,805
6.50%       12/01/10 ............    413,207        409,204
6.50%       04/01/13 ............    253,951        250,220
7.84%       07/01/19 ............     94,119         94,215(e)
7.00%       06/18/20 ............      6,534          6,526(b)
6.424%      12/25/23 ............  1,050,000      1,003,734
7.00%       10/01/27 - 11/01/27 .    949,818        941,628
7.00%       07/01/28 ............    188,611        186,429
6.16%       08/07/28 ............    630,000        589,245
                                                  4,036,989
Government National Mortgage Assoc.
7.00%       03/15/12 ............    464,685        468,458
9.00%       11/15/16 ............    404,269        430,542
9.00%       01/15/17 ............    119,992        127,790
8.50%       10/15/17 ............    301,268        317,120
9.00%       11/15/17 ............    185,157        197,189

-------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                                     INCOME FUND
--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

9.50%       12/15/17 .............. $267,687  $     289,422
9.00%       12/15/21 ..............   30,309         32,308
6.125%      11/20/22 ..............   42,569         43,049
6.375%      02/20/23 ..............   96,650         97,919(e)
6.50%       02/15/24 - 03/15/24 ...  442,307        427,790
6.125%      12/20/24 ..............   63,100         64,017 (e)
6.375%      02/20/26 ..............   23,952         24,274
6.375%      02/20/26 ..............   30,683         30,970(e)
6.50%       04/15/28 ..............  865,298        832,036
7.00%       04/15/28 - 10/15/28 ...1,652,468      1,630,259
                                                  5,013,143
TOTAL AGENCY MORTGAGE BACKED
  (COST $17,507,915) ..............              17,254,930

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.3%

Federal Home Loan Bank
6.247%      03/17/21 ..............  196,000        185,649
Federal Home Loan Mortgage Corp.
6.50%       02/15/21 ..............   60,648         60,212
5.75%       06/15/23 ..............  129,000        123,719(g)
                                                    183,931
Federal Home Loan Mortgage PC
5.85%       02/15/08 ..............  110,000        109,106(g)
6.50%       07/15/08 ..............   50,000         48,766(g)
7.00%       02/15/21 ..............   50,000         50,312(g)
                                                    208,184
Federal National Mortgage Assoc.
6.00%       03/25/19 ..............  361,920        342,467
8.00%       10/25/20 ..............   49,427         50,507
9.00%       05/25/22 ..............    6,669          1,723(g)
8.50%       07/25/22 ..............   10,535          2,660(g)
                                                    397,357
Federal National Mortgage Assoc. REMIC
6.00%       06/25/01 ..............   33,708         33,445
7.623%      12/17/04 ..............   11,742         12,039
6.181%      05/25/14 ..............  314,532        310,502
7.21%       05/25/18 ..............   11,000         10,553(d)
6.00%       03/25/19 ..............   86,400         86,129(g)
5.66%       07/25/20 ..............      288            287(d,f)
7.00%       09/25/20 ..............   16,238         16,288
5.66%       12/25/22 ..............    6,577          5,123(d,f)
                                                    474,366
TOTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
  (COST $1,484,336) ...............               1,449,487

ASSET BACKED -- 2.0%

Advanta Mortgage Loan Trust Corp.
6.30%       07/25/25 ..............    3,132          3,109
Capital One Master Trust
5.43%       01/15/07 ..............  105,000        101,046
Chase Credit Card Master Trust
6.00%       08/15/05 ..............  111,000        109,716
Citibank Credit Card Master Trust I
5.75%       01/15/03 ..............   18,000         17,927
5.50%       02/01/06 ..............  114,000        109,546

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Discover Card Master Trust I
5.75%       10/16/03 ..............$  84,000$        83,291
5.30%       08/15/04 ..............   69,000         67,340
5.60%       05/15/06 ..............  319,000        308,134
First USA Credit Card Master Trust
5.28%       09/18/06 ..............  181,000        172,911
Ford Credit Auto Loan Master Trust
5.50%       02/15/03 ..............   45,000         44,623
Ford Credit Auto Owner Trust
5.90%       06/15/02 ..............   28,000         27,921
Green Tree Financial Corp.
6.90%       04/15/18 ..............   65,787         66,095
Peco Energy Transport Trust
5.80%       03/01/07 ..............   56,000         54,180
6.05%       03/01/09 ..............   56,000         53,637
TOTAL ASSET BACKED
  (COST $1,256,128) ...............               1,219,476

CORPORATE NOTES -- 20.9%

Abbey National PLC
6.70%       06/29/49 ..............   15,000         14,247
7.48%       10/29/49 ..............  131,000        127,645(d)
Aetna Services Inc.
6.97%       08/15/36 ..............  135,000        135,583
Arizona Public Service Co.
6.25%       01/15/05 ..............   65,000         63,756
Armstrong World Industries Inc.
7.45%       05/15/29 ..............  100,000         97,246
Associates Corporation of North America
6.375%      10/15/02 ..............  300,000        300,117
5.75%       11/01/03 ..............  100,000         97,268
AT&T Corp.
6.50%       03/15/29 ..............   60,000         54,146
Atlantic City Electric Co.
6.19%       01/17/06 ..............  160,000        153,451
Bank of Scotland
7.00%       11/29/49 ..............  110,000        105,325(b)
Beckman Instruments Inc.
7.10%       03/04/03 ..............   40,000         38,828
Bell Telephone Co. - Pennsylvania
8.35%       12/15/30 ..............  243,000        274,855
Bellsouth Telecomm Inc.
6.375%      06/01/28 ..............   75,000         66,548
Bertelsmann US Finance
5.375%      01/28/04 ..............  130,000        122,688
Boston University
7.625%      07/15/97 ..............  100,000         99,000
Brascan Ltd.
7.375%      10/01/02 ..............   60,000         59,961
Burlington Northern Railroad Corp.
6.23%       07/02/18 ..............  105,000         99,173
Carnival Corp.
5.65%       10/15/00 ..............  100,000         99,374
Champion International Corp.
6.40%       02/15/26 ..............   45,000         43,411
Cleveland Electric Co. Toledo Edison
7.19%       07/01/00 ..............    5,000          5,016
Coastal Corp.
6.375%      02/01/09 ..............   80,000         75,173

----------
See Notes to Schedule of Investments and Notes to Financial Statements.

                               SCHEDULE OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

Coca-Cola Enterprises Inc.
7.00%       10/01/26 ...........  $   75,000   $     76,319
Columbia University Trustees New York
6.83%       12/15/20 ...........       5,000          4,890
Conoco Inc.
6.95%       04/15/29 ...........      45,000         42,130
Conseco Inc.
6.40%       06/15/01 ...........     149,000        145,971
6.80%       06/15/05 ...........      90,000         84,998
8.70%       11/15/26 ...........      52,000         46,863
Continental Cablevision Inc.
8.50%       09/15/01 ...........     160,000        166,622
Corporacion Andina De Fomento
6.75%       03/15/05 ...........     130,000        121,193
Crown Cork & Seal Inc.
8.00%       04/15/23 ...........      75,000         73,125
CSX Corp.
6.25%       10/15/08 ...........     175,000        163,595
Delphi Auto Systems Corp.
6.125%      05/01/04 ...........      75,000         72,935
Diageo Capital PLC
6.625%      06/24/04 ...........     230,000        228,413
Dow Chemical Co.
8.55%       10/15/09 ...........      65,000         72,668
Dresdner Funding Trust I
8.151%      06/30/31 ...........     150,000        144,744(b)
Duke Energy Corp.
5.375%      01/01/09 ...........      80,000         70,842
Duquesne Light Co.
8.70%       06/01/16 ...........      56,101         59,714
EOP Operating LP
6.50%       01/15/04 ...........      30,000         29,224
Federated Department Stores Inc.
6.125%      09/01/01 ...........      80,000         79,678
Ford Motor Credit Co.
5.80%       01/12/09 ...........      80,000         73,112
General Motors Acceptance Corp.
5.75%       11/10/03 ...........      50,000         48,377
6.15%       04/05/07 ...........     140,000        133,312
Goldman Sachs Group
6.65%       05/15/09 ...........     100,000         96,427
Guangdong International Trust & Investment Corp.
8.75%       10/24/16 ...........      10,000          1,100(b,j)
Heritage Media Corp.
8.75%       02/15/06 ...........      95,000        100,819
Household Finance Corp.
6.125%      07/15/02 ...........      30,000         29,741
Hydro-Quebec
8.05%       07/07/24 ...........     260,000        281,770
Israel Electric Corp. Ltd.
7.125%      07/15/05 ...........      40,000         38,960(b)
J.P. Morgan & Co.
6.00%       01/15/09 ...........      55,000         50,885
Korea Development Bank
6.625%      11/21/03 ...........       5,000          4,741
Kroger Co.
6.34%       06/01/01 ...........     149,000        149,063
7.375%      03/01/05 ...........     100,000        101,373


                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Landesbank Baden-Wuerttember
7.875%      04/15/04 ...........    $218,000   $    228,954
LCI International Inc.
7.25%       06/15/07 ...........      78,000         76,589
Lehman Brothers Holdings Inc.
6.90%       03/30/01 ...........      75,000         75,264
8.50%       08/01/15 ...........     160,000        169,285
7.50%       08/01/26 ...........     100,000        101,250
LG&E Capital Corp.
5.75%       11/01/01 ...........      95,000         93,708(b)
Liberty Media Group
7.875%      07/15/09 ...........      95,000         94,434
Liberty Property Ltd. Partnership
7.50%       01/15/18 ...........      65,000         57,132
Lubermens Mutual Casualty
8.30%       12/01/37 ...........      40,000         38,723(b)
Manor Care Inc.
7.50%       06/15/06 ...........      65,000         62,973
MBNA Corp.
6.31%       04/22/03 ...........     100,000         97,313
MCI Communications Corp.
6.125%      04/15/02 ...........     225,000        223,506
MCI WorldCom Inc.
6.40%       08/15/05 ...........      75,000         73,373
8.875%      01/15/06 ...........     100,000        106,462
Merita Bank Ltd.
7.15%       12/29/49 ...........     250,000        248,385(b)
Merrill Lynch & Co.
5.71%       01/15/02 ...........     145,000        143,012
Monsanto Co.
5.75%       12/01/05 ...........      75,000         70,700
6.60%       12/01/28 ...........      75,000         66,651(b)
Morgan Stanley Dean Witter & Co.
5.625%      01/20/04 ...........      55,000         53,011
Natexis AMBS Co. LLC
8.44%       12/29/49 ...........      65,000         63,050(b)
National Rural Utilities Cooperative
6.046%      04/15/03 ...........     100,000         98,250
5.50%       01/15/05 ...........      45,000         43,005
National Westminster Bank PLC
7.75%       04/29/49 ...........     185,000        183,759
New Jersey Economic Development Authority
7.425%      02/15/29 ...........      10,000         10,437
Newell Co.
6.35%       07/15/08 ...........      85,000         81,875
News America Holdings Inc.
8.15%       10/17/36 ...........     279,000        277,800
Noram Energy Corp.
6.375%      11/01/03 ...........      65,000         63,674
Norfolk Southern Corp.
7.90%       05/15/97 ...........      92,000         94,068
North Atlantic Energy Corp.
9.05%       06/01/02 ...........       9,000          9,253
Northrop-Grumman Corp.
8.625%      10/15/04 ...........      65,000         69,181
Occidental Petroleum Corp.
7.375%      11/15/08 ...........      90,000         88,497
Pepsi Bottling Holdings Inc.
5.375%      02/17/04 ...........     110,000        104,767(b)
5.625%      02/17/09 ...........      60,000         55,374(b)

-------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                                     INCOME FUND
--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

Philip Morris Cos. Inc.
7.25%       09/15/01 ............ $   60,000   $     61,010
6.95%       06/01/06 ............     45,000         45,472
Phillips Petroleum Co.
6.375%      03/30/09 ............     85,000         81,308
Pitney Bowes Credit
9.25%       06/15/08 ............    200,000        231,602
Quebec Province of Canada
5.67%       02/27/26 ............    500,000        481,860
Raytheon Co.
6.75%       08/15/07 ............     85,000         84,135
RJR Nabisco Inc.
7.375%      05/15/03 ............    100,000         97,979(b)
6.125%      02/01/33 ............     75,000         72,894
Rohm & Haas Co.
6.95%       07/15/04 ............     55,000         54,897
Safeway Inc.
5.75%       11/15/00 ............     60,000         59,663
Sprint Capital Corp.
5.70%       11/15/03 ............     60,000         57,502
6.125%      11/15/08 ............     55,000         50,759
6.875%      11/15/28 ............     75,000         67,997
Stop & Shop Cos. Inc.
9.75%       02/01/02 ............     40,000         42,650
Sun Life Canada Capital Trust
8.526%      05/29/49 ............    129,000        130,454(b)
SunAmerica Inc.
5.60%       07/31/97 ............    295,000        225,486
Suntrust Bank Inc.
6.00%       01/15/28 ............     60,000         56,190
Tele-Communications Inc.
9.80%       02/01/12 ............     65,000         79,418
7.875%      08/01/13 ............     70,000         73,803
Tenet Healthcare Corp.
8.00%       01/15/05 ............     10,000          9,700
Texas Utilities Co.
5.94%       10/15/01 ............    225,000        222,662
Time Warner Entertainment Co. L.P.
10.15%      05/01/12 ............    224,000        275,471
Time Warner Pass-Through Asset Trust
6.10%       12/30/01 ............     95,000         94,600(b)
Tosco Corp.
7.625%      05/15/06 ............     45,000         45,828
Turner Broadcasting Systems Inc.
8.38%       07/01/13 ............     80,000         86,682
TXU Eastern Funding
6.45%       05/15/05 ............    160,000        154,563(b)
6.75%       05/15/09 ............     80,000         76,400(b)
Tyco International Group S.A.
6.25%       06/15/03 ............     10,000          9,840
6.125%      11/01/08 ............     65,000         60,269
7.00%       06/15/28 ............     95,000         88,214
U.S. West Capital Funding Inc.
6.125%      07/15/02 ............     30,000         29,599
6.875%      07/15/28 ............     40,000         36,556
Ultramar Diamond Shamrock Corp.
7.65%       07/01/26 ............     65,000         65,058
Union Oil Co. of California
7.35%       06/15/09 ............     60,000         60,529

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Union Pacific Corp.
6.79%       11/09/07 ............   $110,000   $    106,273
7.00%       02/01/16 ............    200,000        189,314
United Illuminating Co.
6.25%       12/15/02 ............     25,000         24,489
United Parcel Service Inc.
8.375%      04/01/30 ............     95,000        104,036
USA Waste Services Inc.
6.125%      07/15/01 ............     75,000         74,551(d)
USX Marathon Group
9.80%       07/01/01 ............     60,000         63,527
Viacom Inc.
7.75%       06/01/05 ............    218,000        223,284
Waste Management Inc.
6.65%       05/15/05 ............     80,000         80,433
Westdeutsche Landesbank
6.75%       06/15/05 ............    100,000         98,625
Westinghouse Electric Corp.
8.875%      06/01/01 ............     35,000         36,346
Williams Cos. Inc.
6.125%      02/15/02 ............    120,000        119,003
Yale University
7.375%      04/15/96 ............    305,000        309,575
TOTAL CORPORATE NOTES
  (COST $13,629,538) ............                13,050,636

NON-AGENCY MORTGAGE BACKED SECURITIES -- 4.6%

Chase Commercial Mortgage Securities Corp.
6.39%       11/18/08 ............    148,000        144,763
Commercial Mortgage Acceptance Corp.
6.49%       05/15/08 ............    110,000        106,923
Credit Suisse First Boston Mortgage Securities Corp.
6.30%       11/15/08 ............    108,000        103,359
DDR Pass-Through Asset Trust
7.13%       03/15/02 ............     35,000         34,213(b)
DLJ Commercial Mortgage Corp.
6.14%       10/15/06 ............     28,302         27,798
First Union-Lehman Brothers - Bank of America
6.56%       11/18/08 ............    378,000        369,377
GMAC Commercial Mortgage Securities Inc.
9.80%       08/15/23 ............  1,884,320         77,139(d)
GS Mortgage Securities Corp.
6.86%       07/13/30 ............    219,000        220,916
Lehman Large Loan
6.79%       06/12/04 ............      9,617          9,677
Merrill Lynch Mortgage Investors Inc.
6.39%       02/15/30 ............    100,000         98,144
Mid-State Trust
8.23%       07/01/35 ............      6,546          6,350
Morgan Stanley Capital I
6.86%       05/15/06 ............    213,889        215,293(b)
6.52%       01/15/08 ............     86,000         84,065
6.21%       09/15/08 ............     98,000         93,605
9.71%       04/15/23 ............    926,980         39,107(d)

----------
See Notes to Schedule of Investments and Notes to Financial Statements.

                               SCHEDULE OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
6.59%       10/03/30 ............ $    9,521  $       9,522
6.01%       11/15/30 ............    126,860        123,668
6.48%       11/15/30 ............    170,000        165,272
9.90%       11/15/31 ............  1,446,497         72,099(b,d)
Nationslink Funding Corp.
6.001%      11/20/07 ............     72,327         70,338
Sawgrass Finance REMIC Trust
6.45%       01/20/06 ............    272,000        272,340
Vornado Finance Corp.
6.36%       12/01/00 ............    521,000        523,849(b)
TOTAL NON-AGENCY MORTGAGE BACKED SECURITIES
  (COST $2,932,567) .............                 2,867,817

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.8%

Salomon Brothers Mortgage Securities Inc.
7.00%       07/25/24
  (COST $514,392) ...............    525,075        485,148
TOTAL BONDS AND NOTES
  (COST $62,328,031) ............                60,690,860


                                   NUMBER OF
                                      SHARES          VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.3%
--------------------------------------------------------------------------------

CORPORATE PREFERRED -- 0.3%

Centaur Funding Corp.
   (Series B), 9.08% .................   105        112,170(b)
TCI Communications Inc., 10.00% ...... 2,400         63,900
TOTAL PREFERRED STOCK
  (COST $170,250) ....................              176,070
TOTAL INVESTMENTS IN SECURITIES
  (COST $62,498,281) .................           60,866,930

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 15.2%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund ....7,498,473      7,498,473


                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES -- 3.2%

Federal Home Loan Mortgage Corp.
4.60%       07/01/99 ............ $2,000,000      2,000,000
TOTAL SHORT-TERM INVESTMENTS
  (COST $9,498,473) .............                 9,498,473

OTHER ASSETS AND LIABILITIES,
    NET (12.9)% .................                (8,042,164)
                                                -----------
NET ASSETS-- 100% ...............               $62,323,239
                                                ===========
-----------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                              GLOBAL INCOME FUND
--------------------------------------------------------------------------------

Q&A


WILLIAM R. WRIGHT, PORTFOLIO MANAGER OF THE GLOBAL INCOME FUND, JOINED GEIM IN 1993 AND ASSUMED RESPONSIBILITY FOR GE INVESTMENTS (US) LIMITED (GEIUS) AT ITS INCEPTION IN 1995. GEIUS HAS TOTAL ASSETS UNDER HIS MANAGEMENT EXCEEDING $742MILLION. HE IS ALSO A VICE PRESIDENT OF GEIM. PRIOR TO JOINING GEIM, BILL WORKED FOR CONTINENTAL ASSET MANAGEMENT CORP. WHERE HE WAS A PORTFOLIO MANAGER OF ITS U.K. SUBSIDIARY. AFTER SERVING AS A LANGUAGE SPECIALIST IN THE U.S. ARMY SECURITY AGENCY, HE BEGAN HIS CAREER IN 1979 WITH COOPERS & LYBRAND, AND JOINED BANKERS TRUST COMPANY IN 1980. BILL RECEIVED HIS B.A. IN POLITICAL SCIENCE/ASIAN STUDIES FROM WITTENBERG UNIVERSITY AND AN MBA IN FINANCE FROM NEW YORK UNIVERSITY. HE IS A MEMBER OF THE ASSOCIATION FOR INVESTMENT MANAGEMENT AND RESEARCH AND THE NEW YORK SOCIETY OF SECURITY ANALYSTS.

Q. HOW DID THE GLOBAL INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1999?
A. The Global Income Fund posted a -7.22% for the six-month period ended June 30, 1999. The JP Morgan Global Bond Index returned -7.19% and the Lipper peer group of 38 Global Income annuity funds returned -2.77% for the same period.

Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?
A. The marginal underperformance of the fund against its index mainly reflects the U.S. dollar's strength over the period. The dollar did particularly well against the Euro, appreciating by 13% between January and June. However, the fund's Euro assets were only partially hedged and the fund had a relatively high weighting in Europe. A second factor negatively impacting performance was an underweight position in Japan, where the market rose sharply. Finally, the development of a bear market in bonds worldwide also had a negative impact on returns. To help counter the latter, measures were taken to shorten the duration of the bond holdings.

Q. WHAT HAS YOUR INVESTMENT STRATEGY BEEN?
A. The fund continues to look for value in different bond markets. The strategy is to take advantage of relatively favorable economic performance variances between different countries or economic zones. In theory, an economy with relatively better inflation prospects should be rewarded with lower bond yields and therefore higher bond prices. In practice, we assess market projections for growth and inflation and compare them to our own estimation in order to help determine which bond markets are likely to outperform. We also look at the prospects of changing monetary and fiscal policies, and overall political situation quite closely. This analysis has led us to be heavily invested in the European markets, with the dollar bloc markets coming second.

Q. WHAT WORLD EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS?
A. The implementation of European Economic and Monetary Union (EMU) and the launch of the Euro -- the European continent's new currency -- has dominated the first half of this year. The Euro, has on the whole had a very difficult start and as noted above, declined quite dramatically against the U.S. dollar in its first six months. The main reason for this has been a sluggish European economy coinciding with a relatively dynamic U.S. economy. This has attracted capital towards the U.S. dollar, helping to weaken the Euro. Domestic problems have also accentuated the Euro's weakness. Most damaging have been disputes about fiscal policy, and notably Italy's attempt to seek more flexibility with regards to its budget deficit. In addition, the European authorities seem to be finding it difficult to adapt to the new situation. For example, numerous officials have spoken out about the Euro, but not all in the same vein. Some have even given the impression the Euro's decline is a matter of indifference.

Q. HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?
A. We anticipate the Euro will do better against the U.S. dollar going forward. European assets now look significantly undervalued at U.S. dollar/Euro exchange level of 1.035 - 1.04 (the exchange rate prevailing at end of June was 1.035) and we believe that the U.S. economy cannot continue to outperform European markets in such a pronounced way. Our overweight stance in Europe is thus to be maintained. More generally, further yield curve steepening and declines in world bond prices cannot be ruled out. This means a cautious stance on duration will be maintained while the risk of higher yields is thought to remain high.

                                                              GLOBAL INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             COMPARISON OF CHANGES IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
                              [LINE GRAPH OMITTED]
         GLOBAL INCOME FUND         JPM GLOBAL BOND
5/1/97         $10000                  $10000
6/97            10190                   10352
9/97            10320                   10427
12/97           10341                   10509
3/98            10540                   10613
6/98            10729                   10853
9/98            11517                   11767
12/98           11720                   12118
3/99            11219                   11646
6/99            10874                   11247

Global Income Fund (ending value $10,874)
JPM Global Bond (ending value $11,247)

--------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------

                                 SIX      ONE        SINCE
                               MONTHS    YEAR    COMMENCEMENT
--------------------------------------------------------------------------------
Global Income Fund             (7.22%)   1.35%       3.94%
--------------------------------------------------------------------------------
JPM Global Bond                (7.19%)   3.63%       5.57%
--------------------------------------------------------------------------------
Lipper peer group average*     (2.77%)   0.49%        N/A
--------------------------------------------------------------------------------
Commencement date              5/1/97
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE
               A fund designed for investors who seek high return,
                   emphasizing current income and, to a lesser
                    extent, capital appreciation by investing
                primarily in foreign and domestic income-bearing
                                debt securities.

--------------------------------------------------------------------------------
                      CURRENCY EXPOSURE AS OF JUNE 30, 1999
--------------------------------------------------------------------------------

                               [PIE CHART OMITTED]

U.S. DOLLARS 51.1%
EURO 31.2%
OTHER 7.7%
BRITISH POUND 5.2%
CANADIAN DOLLARS 4.8%

--------------------------------------------------------------------------------
                   PORTFOLIO COMPOSITION AS OF JUNE 30, 1999
--------------------------------------------------------------------------------

NET ASSETS OF $10,829 (IN THOUSANDS)

[PIE CHART OMITTED]

EUROPE 49.2%
CASH & OTHERS 20.1%
UNITED STATES 14.8%
JAPAN 6.9%
OTHER REGIONS 5.3%
PACIFIC RIM 3.7%


* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE GLOBAL INCOME PEER GROUP CONSISTING OF 38 AND 38 UNDERLYING ANNUITY FUNDS.

                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                               SCHEDULE OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                               GLOBAL INCOME FUND

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 79.9%

AUSTRALIA -- 0.7%

Queensland Treasury Corp.
8.00%    08/14/01 .........  AUD  $   61,000   $     42,304
6.00%    07/14/09 .........  AUD      47,000         29,893
                                                     72,197

AUSTRIA -- 1.4%

Republic of Austria
6.25%    10/16/03 .........  JPY  10,000,000        101,066
4.00%    07/15/09 .........  EUR      49,000         47,582
                                                    148,648

CANADA -- 5.3%

Government of Canada
7.50%    03/01/01 .........  CAD     115,000         80,804
7.00%    12/01/06 .........  CAD     170,000        125,772
6.00%    06/01/08 .........  CAD     410,000        288,184
1.90%    03/23/09 .........  JPY  10,000,000         82,541
                                                    577,301

FRANCE -- 4.0%

Government of France
3.00%    07/12/01 .........  EUR     130,000        133,365
Reseau Ferre De France
5.25%    04/14/10 .........  EUR     285,000        301,005
                                                    434,370

GERMANY -- 18.8%

Allgemeine Hypobank AG
4.00%    01/12/09 .........  EUR     300,000        289,803
Bayerische Vereinsbank
4.50%    06/24/02 .........  EUR     209,629        221,261
Depfa Pfandbreifbank
4.75%    01/28/02 .........  EUR      98,000        103,892
Deutsche Bundesrepublik
6.50%    07/04/27 .........  EUR      50,000         59,660
Federal Republic of Germany
5.25%    02/21/01 .........  EUR     167,000        177,809
6.00%    07/04/07 .........  EUR     135,000        153,053
3.75%    01/04/09 .........  EUR      50,000         48,610
3.75%    07/15/09 .........  EUR      50,000         47,703
Hypothekenbank AG
3.00%    02/03/03 .........  EUR     150,000        150,572
Kredit Fuer Wiederaufbau
5.00%    01/04/09 .........  EUR     242,863        254,812
Treuhandanstalt
6.00%    11/12/03 .........  EUR     220,000        245,702
6.75%    05/13/04 .........  EUR     240,000        277,142
                                                  2,030,019

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

GREECE -- 1.9%

Hellinic Republic
7.60%    1/22/02 ..........  GRD $65,100,000  $     209,563

ITALY -- 11.2%

Republic of Italy
4.50%    04/15/01 .........  EUR     205,000        215,783
4.75%    05/01/03 .........  EUR     225,000        239,108
8.50%    08/01/04 .........  EUR      56,810         69,946
3.75%    06/08/05 .........  JPY  14,000,000        132,229
6.75%    02/01/07 .........  EUR     195,000        226,806
5.00%    05/01/08 .........  EUR     220,000        230,779
6.50%    11/01/27 .........  EUR      82,000         95,223
                                                  1,209,874

JAPAN -- 6.9%

Government of Japan
1.03%    09/22/03 .........  JPY  36,000,000        304,496
1.84%    06/22/09 .........  JPY  35,000,000        280,370
International Bank for Reconstruction & Development
4.50%    03/20/03 .........  JPY  16,900,000        158,851
                                                    743,717

NEW ZEALAND -- 3.0%

Government of New Zealand
10.00%   03/15/02 .........  NZD     150,000         87,997
8.00%    04/15/04 .........  NZD     350,000        199,231
7.00%    07/15/09 .........  NZD      70,000         38,273
                                                    325,501

SPAIN -- 4.0%

Government of Spain
10.00%   02/28/05 .........  EUR     105,000        139,058
Kingdom of Spain
4.50%    07/30/04 .........  EUR     240,000        251,780
3.10%    09/20/06 .........  JPY   5,000,000         45,596
                                                    436,434

SWEDEN -- 1.8%

Kingdom of Sweden
5.50%    04/12/02 .........  SEK     500,000         61,317
6.00%    02/09/05 .........  SEK   1,100,000        137,849
                                                    199,166

UNITED KINGDOM -- 6.1%

European Investment Bank
7.63%    12/07/06 .........  GBP      99,000        170,702
6.25%    12/07/08 .........  GBP     100,000        161,967
Treasury
7.00%    11/06/01 .........  GBP      45,000         73,308
6.75%    11/26/04 .........  GBP      80,000        134,107
8.00%    06/07/21 .........  GBP      55,000        124,492
                                                    664,576
-----------
See Notes to Schedule of Investments and Notes to  Financial Statements.

                               SCHEDULE OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

UNITED STATES -- 14.8%

U.S. Treasury Notes
5.50%    02/15/08 ......... USD   $1,650,000   $  1,605,400
TOTAL INVESTMENTS IN SECURITIES
  (COST $9,348,865) .............                 8,656,766


                                   NUMBER OF
                                      SHARES          VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 13.6%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
  (COST $1,469,620) .............. 1,469,620      1,469,620
OTHER ASSETS AND LIABILITIES,
   NET 6.5% ......................                  702,290
                                                -----------

NET ASSETS-- 100% ................              $10,828,676
                                                ===========

--------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------------
At June 30, 1999, the outstanding forward foreign currency contracts, which obligate the Global Income Fund to deliver currencies at a specified date, were as follows:

                                              U.S. $
                                  SETTLEMENT CURRENT    UNREALIZED
FOREIGN CURRENCY   EXCHANGED FOR    DATE      VALUE    APPRECIATION
--------------------------------------------------------------------------------
SALES
EUR     880,000   USD $   919,886  07/26/99 $  908,857   $11,029
GBP      90,000   USD     142,095  07/26/99    141,884       211
 JPY133,800,000   USD   1,136,528  08/06/99  1,111,911    24,617
                                            ----------  --------
                                            $2,162,652   $35,857
                                            ==========  ========
------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
--------------------------------------------------------------------------------

Q&A

DAVID CARLSON, RALPH LAYMAN AND ROBERT MACDOUGALL SHARE PORTFOLIO MANAGEMENT RESPONSIBILITY FOR THE TOTAL RETURN FUND. DAVE CARLSON MANAGES THE DOMESTIC EQUITY PORTION, RALPH LAYMAN MANAGES THE INTERNATIONAL EQUITY PORTION AND BOB MACDOUGALL MANAGES THE FIXED INCOME PORTION OF THE FUND. PLEASE REFER TO PAGE 20 FOR RALPH'S BIOGRAPHICAL DETAILS, PAGE 14 FOR DAVE'S BIOGRAPHICAL DETAILS, AND PAGE 25FOR BOB'S BIOGRAPHICAL DETAILS.



Q. HOW DID THE TOTAL RETURN FUND PERFORM COMPARED TO ITS BENCHMARKS AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1999?
A. The Total Return Fund posted a return of 6.75% for the six-month period ending June 30, 1999. The fund allocates investments among several asset classes: 44% to U.S. equities; 15% to international equities; 41% to fixed income securities and the balance to cash. Results of the fund should be compared to several benchmarks: the S&P 500 Index returned 12.26%; the MSCI EAFE Index gained 3.97%; and the Lehman Brothers Aggregate Bond Index posted a return of -1.38%. For the same period, our Lipper peer group of 92 Flexible annuity funds returned 5.89%.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?
A. The largest component, U.S. equities, benefited from the healthy U.S. economy. A broadening of the stock market in the second quarter also helped performance. This was in contrast to 1998, when a few large-cap stocks accounted for most of the market's gain. Impressive returns from oil, oil service and technology stocks contributed to outperformance in U.S. equities. Energy prices surged during the first half of 1999 and the technology sector continues to be a market leader, as it was in 1998.

   Technology stocks also were leaders in the international component. Superior stock selection helped international stock performance despite a different country allocation compared to the MSCI EAFE Index -- the fund was underweight in stocks from Japan and Asia, where markets rose sharply, and overweight in stocks from Europe, whose indicators were weak, reflecting a disappointing performance from the Euro.

   The fund's fixed income securities underperformed because of a higher allocation of U.S. government bonds and longer duration in a rising rate environment. Strong economic growth buffeted bond markets in the first half of 1999 as inflation concerns grew. The yield for the benchmark 30-year U.S. Treasury Bond reached a 19-month high of 6.16% in June before ending the month at 5.96%. Yields for shorter maturities rose more than 100 basis points (1.00%). At the end of June, the Federal Reserve Bank raised interest rates by 25 basis points (0.25%) and signaled that further rate hikes would depend on future economic performance.

Q. DO YOU ANTICIPATE ANY CHANGES IN THE FUND'S ASSET ALLOCATIONS?
A. Stocks, international and U.S. together, represent 59% of the fund. Bonds and cash make up the remaining 41%. At present, there are no planned changes to the mix but we monitor our investment climate cautiously. We will make asset allocation changes when valuations change, making one asset class more attractive than another.

Q. WHAT IS YOUR OUTLOOK FOR THE MARKETS?
A. We are in a global environment of low interest rates, benign inflation and stability in Asia. In this environment, world equity markets, including emerging markets, should show positive performance. However, current market valuations in the U.S. already reflect the unusually good economic conditions, and periodic concerns about higher interest rates probably will result in above-average volatility in both the stock and bond markets. We believe that future market returns in the U.S. most likely will be limited to growth in corporate earnings and dividends. Future global growth depends on whether sustained economic growth extends outside U.S. borders.

                                                               TOTAL RETURN FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             COMPARISON OF CHANGES IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                               [LINE GRAPH OMITTED]

         TOTAL RETURN FUND    S&P 500    LB AGGREGATE
12/88            $10000       $10000       $10000
12/89             11521        13154        11453
12/90             11477        12738        12477
12/91             14616        16633        14474
12/92             15710        17918        15545
12/93             17839        19712        17061
12/94             18290        19968        16563
12/95             23424        27454        19622
12/96             25906        33800        20332
12/97             30566        45053        22301
12/98             35793        57982        24235
6/99              38209        65090        23899

Total Return Fund (ending value $38,209)
S&P 500 Index (ending value $65,090)
LB Aggregate (ending value $23,899)

--------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------

                              SIX      ONE    FIVE      TEN
                            MONTHS    YEAR    YEAR     YEAR
--------------------------------------------------------------------------------
Total Return Fund            6.75%   12.64%  16.84%   13.16%
--------------------------------------------------------------------------------
S&P 500 Index               12.26%   22.71%  27.87%   18.77%
--------------------------------------------------------------------------------
LB Aggregate                (1.38%)   3.13%   7.82%    8.15%
--------------------------------------------------------------------------------
Lipper peer group average*   5.89%    9.34%  15.96%   13.19%
--------------------------------------------------------------------------------
Commencement date           6/30/85
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE
            A fund designed for investors who seek the highest total
                 return, composed of current income and capital
             appreciation, as is consistent with prudent investment
              risk by investing in both equity and debt securities.

--------------------------------------------------------------------------------
                    TOP TEN LARGEST HOLDINGS AT JUNE 30, 1999
--------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp.  7.00% TBA ........ 3.66%
--------------------------------------------------------------------------------
  Citigroup Inc. ..................................... 2.21%
--------------------------------------------------------------------------------
  U.S. Treasury Notes  5.25% 5/31/01 ................. 2.13%
--------------------------------------------------------------------------------
  First Data Corp. ................................... 1.74%
--------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp.  7.50% TBA ........ 1.74%
--------------------------------------------------------------------------------
  NTL Inc. ........................................... 1.65%
--------------------------------------------------------------------------------
  Waste Management Inc. .............................. 1.54%
--------------------------------------------------------------------------------
  U.S. Treasury Notes  5.00% 4/30/01 ................. 1.40%
--------------------------------------------------------------------------------
  AT&T Corp. - Liberty Media Group ................... 1.37%
--------------------------------------------------------------------------------
  Cardinal Health Inc. ............................... 1.37%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    PORTFOLIO COMPOSITION AS OF JUNE 30, 1999
--------------------------------------------------------------------------------

NET ASSETS OF $90,084 (IN THOUSANDS)

[PIE CHART OMITTED]

DOMESTIC EQUITY 43.6%
BONDS AND NOTES 34.9%
FOREIGN EQUITY 15.2%
CASH & OTHER 6.3%

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE FLEXIBLE PEER GROUP CONSISTING OF 92, 92, 60 AND 38 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                               SCHEDULE OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                TOTAL RETURN FUND

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
DOMESTIC EQUITY -- 43.4%

BASIC MATERIALS -- 0.3%

Air Products & Chemicals Inc. .......  1,935  $      77,884
Airgas Inc. .........................  7,788         95,403(a)
Great Lakes Chemical Corp. ..........  1,471         67,758
                                                    241,045

CAPITAL GOODS -- 5.7%

Alleghany Corp. .....................    307         56,795
AlliedSignal Inc. ................... 18,630      1,173,690
Dover Corp. ......................... 29,061      1,017,135
Emerson Electric Co. ................  1,923        120,909
Hubbell Inc. (Class B) ..............  9,804        444,857(h)
Molex Inc. (Class A) ................ 20,769        654,223
Textron Inc. ........................  1,595        131,288
United Technologies Corp. ...........  2,196        157,426
Waste Management Inc. ............... 25,800      1,386,750
                                                  5,143,073

CONSUMER - CYCLICAL -- 7.3%

AT&T Corp. - Liberty
   Media Group (Class A) ............ 33,540      1,232,595(a)
Carnival Corp. ......................  8,772        425,442
Catalina Marketing Corp. ............  7,921        728,732(a)
Comcast Corp. (Class A) ............. 22,756        874,684
Gannett Inc. ........................  4,618        329,610
Harman International Industries Inc.   3,096        136,224
Interpublic Group Cos. Inc. .........  6,424        556,479
NTL Inc. ............................ 17,291      1,490,268(a)
The Stanley Works ...................  2,967         95,500
Time Warner Inc. ....................  4,850        356,475
Walt Disney Co. ..................... 12,453        383,708
                                                  6,609,717

CONSUMER - STABLE -- 2.1%

Anheuser Busch Cos. Inc. ............  2,941        208,627(h)
Avon Products Inc. ..................  8,437        468,254
Colgate-Palmolive Co. ...............  1,651        163,036
Gillette Co. ........................  3,870        158,670
Pepsico Inc. ........................ 11,378        440,186
Philip Morris Cos. Inc. ............. 10,372        416,825
                                                  1,855,598

ENERGY -- 3.2%

Anadarko Petroleum Corp. ............  6,527        240,275
Baker Hughes Inc. ................... 12,307        412,285
Burlington Resources Inc. ...........  3,844        166,253
Exxon Corp. .........................  4,309        332,332
Nabors Industries Inc. ..............  6,011        146,894(a)
Royal Dutch Petroleum Co. ADR ....... 10,526        634,191
Schlumberger Ltd. ................... 12,229        778,834
Unocal Corp. ........................  4,515        178,907
                                                  2,889,971

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

FINANCIAL -- 5.2%

American Express Co. ................  3,354  $     436,439
Citigroup Inc. ...................... 42,007      1,995,332
Countrywide Credit Industries Inc. ..  2,348        100,377
Federal National Mortgage Assoc. .... 16,118      1,102,068
State Street Corp. ..................  7,152        610,602(i)
Wells Fargo & Co. ...................  9,598        410,315
                                                  4,655,133

HEALTHCARE -- 8.6%

Abbott Laboratories ................. 19,608        892,164
American Home Products Corp. ........  8,540        491,050
Bristol-Myers Squibb Co. ............ 11,610        817,779
Cardinal Health Inc. ................ 19,221      1,232,547
Dentsply International Inc. .........  7,224        202,272
Henry Schein Inc. ................... 11,739        371,979(a)
Johnson & Johnson ................... 10,604      1,039,192(h)
Lincare Holdings Inc. ............... 11,610        290,250(a,h)
Merck & Co. Inc. .................... 12,900        954,600
Omnicare Inc. .......................  5,418         68,402
Pfizer Inc. .........................  5,057        555,006
Pharmacia & Upjohn Inc. .............  1,831        104,024
Sybron International Corp. .......... 17,157        472,890(a)
Watson Pharmaceuticals Inc. .........  7,611        266,861(a)
                                                  7,759,016

INSURANCE -- 2.3%

American International Group Inc. ...  5,742        672,173
Berkshire Hathaway Inc. (Class B) ...    203        454,720(a)
Chicago Title Corp. .................    903         32,226
Loews Corp. .........................  3,999        316,421
Marsh & McLennan Cos. Inc. ..........  6,914        522,007
UNUM Corp. ..........................  1,677         91,815
                                                  2,089,362

MISCELLANEOUS -- 0.1%

SPDR Trust ..........................    773        105,901

RETAIL TRADE -- 0.7%

CVS Corp. ...........................  2,838        144,028
Home Depot Inc. .....................  7,198        463,821
                                                    607,849

TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 1.8%

Applied Materials Inc. ..............  4,386        324,016(a)
Cisco Systems Inc. ..................  9,288        597,334(a)
Intel Corp. ......................... 11,094        660,093
Pitney Bowes Inc. ...................  1,367         87,830
                                                  1,669,273

TECHNOLOGY - SOFTWARE & SERVICES -- 5.2%

Automatic Data Processing Inc. ...... 17,854        785,576
EMC Corp. ...........................  5,418        297,990(a)
Equifax Inc. ........................ 29,283      1,045,037
First Data Corp. .................... 31,992      1,565,609
Microsoft Corp. .....................  6,450        581,709(a)
Reuters Group PLC ADR ...............  4,884        395,909
                                                  4,671,830
--------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                               SCHEDULE OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

UTILITIES -- 0.9%

MCI WorldCom Inc. .................... 5,599 $      481,864(a)
SBC Communications Inc. .............. 5,573        323,234
                                                    805,098
TOTAL DOMESTIC EQUITY
  (COST $26,420,438) .................           39,102,866

--------------------------------------------------------------------------------
FOREIGN EQUITY -- 15.2%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 0.5%

Billiton PLC ......................... 4,172         14,599
British Steel PLC ....................19,634         50,832
Ispat International N.V. (Regd.)
   (Class A) ......................... 2,517         27,844
Johnson Matthey PLC .................. 2,372         23,181
Montedison S.p.A. ....................56,147         91,449(a)
Pohang Iron & Steel Co. Ltd. ADR ..... 2,732         91,864
Shin-Etsu Chemical Co. ............... 4,000        133,918
                                                    433,687

CAPITAL GOODS -- 2.4%

ABB AG ...............................    60         88,740
Alstom ............................... 7,169        225,400(a)
Celestica Inc. ....................... 1,290         55,817(a)
CRH PLC .............................. 4,904         86,871
Desc S.A. de C.V. (Series B) .........12,655         13,821
Desc S.A. de C.V. ADR (Class C) ...... 2,017         45,635
FKI PLC ..............................36,717        114,049
Grupo Carso S.A. de C.V. ADR ......... 9,155         83,540
Invensys PLC .........................64,045        302,853
Lyonnaise Des Eaux S.A. ..............   723        130,354
Mannesmann AG ........................ 2,855        425,863
Minebea Co. Ltd. .....................14,000        156,237
Preussag AG .......................... 7,471        401,247
VA Technologie AG ....................   493         44,646
                                                  2,175,073

CONSUMER - CYCLICAL -- 2.3%

Airtours PLC .........................33,059        263,673
Autoliv Inc. SDR ..................... 6,218        189,712
Canon Inc. ........................... 6,000        172,605
DaimlerChrysler AG ................... 2,165        187,470
Granada Group PLC ....................11,545        213,824
Grupo Televisa S.A. GDR ..............   246         11,024(a)
Honda Motor Co. ...................... 1,000         42,407
Johnson Electric Holdings Ltd. .......27,500        113,423
Kinnevik AB (Series B) ...............   582         10,969
Mazda Motor Corp. ....................26,000        149,376
Michelin CGDE (Regd.) (Class B) ...... 4,055        165,824
Philips Electronics N.V. ............. 1,989        196,101
Reed International PLC ............... 7,496         49,862
Saatchi & Saatchi PLC ................ 4,388         14,843
SEMA Group PLC ....................... 2,129         20,487
Societe Europeenne de Communication
   S.A. ADR (Class A) ................     9            116(a)
Societe Europeenne de Communication
   S.A. ADR (Class B) ................    39            524(a)
Sony Corp. ........................... 2,000        215,756
Volkswagen AG ........................   573         36,681
Williams PLC ......................... 2,441         16,122
                                                  2,070,799

                                NUMBER
                                OF SHARES             VALUE
--------------------------------------------------------------------------------

CONSUMER - STABLE -- 0.0%

Gruma S.A. de C.V. (Series B) ........ 3,895 $        6,525(a)
Panamerican Beverages Inc. (Class A) .   366          8,715
San Miguel Corp. S.A. ................15,433         33,665
                                                     48,905

DIVERSIFIED -- 0.2%

Lagardere S.C.A. ..................... 4,181        155,590

ENERGY -- 1.0%

Coflexip S.A. ADR .................... 2,066         89,871
Elf Aquitaine S.A. ...................   808        118,526
Repsol S.A. .......................... 1,778         36,290
Saipem ...............................25,888        103,277
Total S.A. (Class B) ................. 2,502        322,656
Veba AG .............................. 3,225        189,496
Viag AG ..............................   106         50,046
                                                    910,162

FINANCIAL -- 1.9%

Alpha Credit Bank (Regd.) ............   212         13,646
Alpha Credit Bank ....................    26          1,673(a)
Argentaria, Caja Postal y Banco
   Hipotecario de Espana, S.A. ....... 5,814        132,393
Banca Intesa S.p.A. ..................28,444        136,638
Banco Comercial Portugues (Regd.) .... 2,302         59,634
Bank of Ireland ...................... 6,612        111,567
Bayerische Vereinsbank AG ............ 3,235        210,093
Cosco Pacific Ltd. ...................10,000          8,313
Credit Suisse Group ..................   584        101,020
Deutsche Bank AG .....................   624         38,199
Grupo Financiero Banamex Accival
   S.A. de C.V. (Class B) ............39,477        100,461(a)
ING Groep N.V. ....................... 5,808        314,327
Investor AB (Series B) ............... 1,392         15,578
Invik & Co. AB .......................   317         18,653
Merita PLC (Series A) ................20,576        116,871
Newcourt Credit Group Inc. ...........   823         10,703
Societe Generale .....................   915        161,198
Uniao de Bancos Brasilieros S.A. GDR   2,839         68,314
Zurich Allied AG .....................   100         56,845(a)
                                                  1,676,126

HEALTHCARE -- 1.1%

Fresenius Medical Care AG ............ 2,762        164,854
Novartis AG (Regd.) ..................    78        113,858
Novo-Nordisk AS (Series B) ........... 1,364        146,949
Nycomed Amersham PLC .................15,988        111,830
Rhone-Poulenc S.A. (Class A) ......... 4,751        217,011
Shire Pharmaceuticals Group PLC ADR .. 3,355         87,230(a)
Teva Pharmaceutical Industries
   Ltd. ADR .......................... 2,356        115,444
                                                    957,176
------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

INSURANCE -- 0.9%

AXA-UAP .............................. 2,827   $    344,751
Commercial Union PLC ................. 3,347         48,194
Muenchener Rueckverischerungs-
   Gesellschaft AG ...................   390         72,165
Muenchener Rueckverischerungs-
   Gesellschaft AG ...................   390         71,159(a)
Pohjola Group Insurance Corp.
   (Series B) ........................   606         31,079
Royal & Sun Alliance Insurance
   Group PLC .........................17,608        157,785
Sampo Insurance Co. Ltd. (Series A) .. 4,240        122,820
                                                    847,953

RETAIL TRADE -- 0.6%

Carrefour S.A. ....................... 1,139        167,315
Giordano International Ltd. ..........54,000         38,280
Jeronimo Martins, SGPS, S.A. .........   967         31,929
Koninklijke Ahold N.V. ............... 4,608        158,667
Somerfield PLC .......................13,937         65,355
The Great Universal Stores PLC ....... 2,521         28,114
Vendex KBB N.V. ...................... 2,321         61,971
                                                    551,631

TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 2.2%

Brambles Industries Ltd. ............. 7,689        202,296
Cable & Wireless Communication PLC ...14,947        143,717(a)
Comverse Technology Inc. ............. 2,238        168,969(a)
ECI Telecommunications Ltd. .......... 5,889        195,441
Ericsson LM Telephone (Series B) ..... 5,259        168,816
NetCom Systems AB (Series B) ......... 1,337         45,045(a)
Nokia Oyj (Series A) ................. 2,098        183,832
Nortel Networks Corp. ................ 1,142         99,140
Schneider S.A. ....................... 3,076        172,655
Sumitomo Electric Industries .........13,000        147,871
Taiwan Semiconductor
   Manufacturing Co. .................64,083        245,023(a)
Toshiba Corp. ........................27,000        192,618
                                                  1,965,423

TECHNOLOGY - SOFTWARE & SERVICES -- 0.4%

Cap Gemini S.A. ...................... 1,563        245,550
CGI Group Inc. (Class A) ............. 3,827         80,568(a)
                                                    326,118

TRANSPORTATION -- 0.1%

IHC Caland N.V. ...................... 2,820        110,466
Railtrack Group PLC .................. 1,346         27,517
                                                    137,983

UTILITIES -- 1.6%

Hellenic Telecommunication
   Organization S.A. ADR ............. 4,689         51,872
Hellenic Telecommunication
   Organization S.A. ................. 3,160         67,633
Korea Telecom Corp. ADR .............. 1,116         44,640(a)
Telecom Italia Mobile S.p.A. .........10,736         64,079
Telecom Italia S.p.A ................. 6,964         72,363

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

Telefonica S.A. .....................  4,410  $     212,346
Vodafone AirTouch PLC ADR ...........  4,386        864,042
Vodafone Group PLC ..................  3,601         70,837
                                                  1,447,812
TOTAL FOREIGN EQUITY
  (COST $11,684,786) ................            13,704,438


                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

BONDS AND NOTES -- 34.9%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 8.7%

U.S. Treasury Bonds
10.625%     08/15/15 ............... 166,000        238,806(h)
8.125%      08/15/19 ............... 647,000        781,453(h)
8.125%      05/15/21 ............... 495,000        602,816(h)
5.25%       11/15/28 ...............  20,000         17,728(h)
5.25%       02/15/29 ..............1,301,000      1,168,871(h)
                                                  2,809,674
U.S. Treasury Notes
5.00%       04/30/01 ..............1,272,000      1,261,264(h)
5.25%       05/31/01 ..............1,926,000      1,916,967(h)
6.50%       08/31/01 ............... 234,000        238,388(h)
5.25%       05/15/04 ............... 809,000        794,972(h)
5.50%       05/15/09 ............... 312,000        304,783(h)
                                                  4,516,374
U.S. Treasury STRIPS
6.29%       08/15/11 ............... 568,000        268,067(d,h)
6.31%       02/15/12 ............... 505,000        230,644(d,h)
                                                    498,711
TOTAL U.S. TREASURIES
  (COST $7,989,193) ................              7,824,759

FEDERAL AGENCIES -- 5.8%
Federal Home Loan Bank
5.625%      03/19/01 ............... 230,000        229,462
5.25%       04/25/02 ............... 260,000        256,547
6.22%       03/18/08 ............... 215,000        207,778
5.75%       04/15/08 ...............  65,000         61,923
                                                    755,710
Federal Home Loan Mortgage Corp.
5.125%      10/15/08 ............... 270,000        241,944
Federal National Mortgage Assoc.
5.10%       09/25/00 ...............  43,000         42,724
5.38%       01/16/01 ............... 250,000        248,555
5.125%      02/13/04 ............... 763,000        731,526
6.99%       07/09/07 ...............  80,000         80,025
6.04%       02/25/09 ............... 385,000        364,426
9.00%       06/01/09 ............... 176,815        188,915
7.50%       12/01/09 ............... 441,323        449,183
7.00%       08/01/13 ...............  29,142         29,255
7.50%       02/01/14 ............... 168,725        171,730
9.00%       04/01/16 ...............  90,669         96,676
9.50%       11/01/17 ...............  66,647         72,083
8.00%       12/01/17 ...............  72,043         74,361
9.00%       12/01/17 ...............  65,512         69,350
7.50%       12/01/18 ...............  43,402         44,038
9.50%       08/01/22 ............... 123,785        133,804
9.00%       12/01/22 ...............  74,584         78,989
7.50%       12/01/23 ............... 355,591        359,478
6.16%       08/07/28 ............... 360,000        336,712

------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                               SCHEDULE OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

6.50%       01/01/29 - 06/01/29 ..$  494,925    $   477,445
8.00%       TBA ....................  80,000         82,175(c)
                                                  4,131,450
Small Business Administration
6.55%       10/01/17 - 12/01/17 ....  65,350         64,320
TOTAL FEDERAL AGENCIES
  (COST $5,331,837) ................              5,193,424

AGENCY MORTGAGE BACKED -- 10.5%

Federal Home Loan Mortgage Corp.
5.75%       06/15/01 ............... 495,000        494,688
7.50%       11/01/09 ............... 170,653        173,892
7.50%       06/01/10 ............... 108,161        110,214
8.00%       08/01/24 ...............   7,969          8,191
8.00%       10/01/25 ...............   7,397          7,600
9.00%       10/01/25 ...............  17,620         18,595
8.00%       11/01/26 ...............  10,519         10,808
8.00%       02/01/28 ...............  11,599         11,918
6.00%       01/01/29 ...............  99,499         31,280
6.50%       07/01/29 ............... 252,079        243,334
7.00%       TBA ...................3,331,600      3,296,218(c)
7.50%       TBA ...................1,550,000      1,564,539(c)
                                                  5,971,277
Federal National Mortgage Assoc.
6.65%       08/25/07 ..............   70,000         70,044
5.64%       12/10/08 ..............  255,000        237,749
6.50%       04/01/13 ..............  288,850        284,607
7.00%       08/01/25 - 12/01/25 ...  414,602        409,810
7.00%       08/01/27 - 11/01/27 ...  414,819        411,234
7.00%       07/01/28 ..............  528,449        522,335
                                                  1,935,779
Government National Mortgage Assoc.
7.00%       03/15/12 ..............  556,949        561,471
9.00%       11/15/16 ..............  133,098        141,748
9.00%       01/15/17 - 11/15/17 ...  123,045        131,041
9.50%       12/15/17 ..............  129,737        140,271
9.00%       12/15/21 ..............   15,155         16,154
6.50%       04/15/24 ..............  163,961        158,579
7.50%       01/15/28 ..............   91,835         92,782
6.50%       04/15/28 ..............  372,362        358,048
                                                  1,600,094
TOTAL AGENCY MORTGAGE BACKED
  (COST $9,587,098) ...............               9,507,150

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.2%

Federal Home Loan Mortgage Corp.
5.75%       06/15/23 ..............   60,000         57,544(g)
Federal National Mortgage Assoc.
6.00%       03/25/19 ..............  139,200        131,718
8.00%       10/25/20 ..............   20,137         20,577
                                                    152,295
TOTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
  (COST $215,858) .................                 209,839

ASSET BACKED -- 0.6%

Burlington North Santa Fe Corp.
6.23%       07/02/18 ..............   55,000         51,947
Capital One Master Trust
5.43%       01/15/07 ..............   30,000         28,870



                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Chase Credit Card Master Trust
6.00%       08/15/05 .............$   46,000     $   45,468
Citibank Credit Card Master Trust I
5.75%       01/15/03 .............     8,000          7,968
5.50%       02/15/06 .............    53,000         50,929
Discover Card Master Trust I
5.75%       10/16/03 .............    39,000         38,671
5.30%       08/15/04 .............    32,000         31,230
5.60%       05/15/06 .............    83,000         80,173
First USA Credit Card Master Trust
5.28%       09/18/06 .............    84,000         80,246
Ford Credit Auto Loan Master Trust
5.50%       02/15/03 .............    19,000         18,841
Ford Credit Auto Owner Trust
5.90%       06/15/02 .............    37,000         36,896
Green Tree Financial Corp.
6.90%       04/15/18 .............    24,670         24,786
Peco Energy Transport Trust
5.80%       03/01/07 .............    27,000         26,122
6.05%       03/01/09 .............    27,000         25,861
TOTAL ASSET BACKED
  (COST $562,752) ................                  548,008

CORPORATE NOTES -- 6.9%

Abbey National PLC
6.70%       06/29/49 .............   105,000         99,727
Aetna Services Inc.
6.97%       08/15/36 .............   100,000        100,432
Airtouch Communications Inc.
7.00%       10/01/03 .............   212,000        215,903
Armstrong World Industries Inc.
7.45%       05/15/29 .............   100,000         97,246
Associates Corporation of North America
6.375%      10/15/02 .............   100,000        100,039
AT&T Corp.
6.50%       03/15/29 .............    30,000         27,073
Bellsouth Telecomm Inc.
6.375%      06/01/28 .............    50,000         44,365
Bertelsmann US Finance
5.375%      01/28/04 .............    65,000         61,344
Boston University
7.625%      07/15/97 .............    80,000         79,200
Brascan Ltd.
7.375%      10/01/02 .............    25,000         24,984
Carnival Corp.
5.65%       10/15/00 .............    50,000         49,687
Champion International Corp.
6.40%       02/15/26 .............    25,000         24,117
Chrysler Financial Corp.
6.95%       03/25/02 .............   250,000        253,472
Coastal Corp.
6.375%      02/01/09 .............    75,000         70,475
Coca-Cola Enterprises Inc.
7.00%       10/01/26 .............    30,000         30,528
Columbia University Trustees New York
6.83%       12/15/20 .............    25,000         24,450
Conoco Inc.
6.95%       04/15/29 .............    20,000         18,724
Conseco Inc.
6.40%       06/15/01 .............    50,000         48,983
6.80%       06/15/05 .............    35,000         33,055
Corporacion Andina De Fomento
6.75%       03/15/05 .............   130,000        121,192
Crown Cork & Seal Inc.
8.00%       04/15/23 .............    50,000         48,750
CSX Corp.
6.25%       10/15/08 .............   100,000         93,483

------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

Delphi Auto Systems Corp.
6.125%      05/01/04 .............$   20,000    $    19,449
Diageo Capital PLC
6.625%      06/24/04 .............   150,000        148,965
Duke Energy Corp.
5.375%      01/01/09 .............   200,000        177,106
Duquesne Light Co.
8.70%       06/01/16 .............    26,574         28,286
Federated Department Stores Inc.
6.125%      09/01/01 .............    35,000         34,859
Ford Motor Credit Co.
5.80%       01/12/09 .............    40,000         36,556
General Motors Acceptance Corp.
5.75%       11/10/03 .............    20,000         19,351
6.15%       04/05/07 .............   100,000         95,223
Goldman Sachs Group
6.65%       05/15/09 .............   100,000         96,427
Heritage Media Corp.
8.75%       02/15/06 .............    40,000         42,450
Household Finance Corp.
6.125%      07/15/02 .............    15,000         14,871
Hydro-Quebec
8.25%       04/15/26 .............   125,000        137,902
Korea Development Bank
6.625%      11/21/03 .............    20,000         18,962
Kroger Co.
7.375%      03/01/05 .............   100,000        101,373
LCI International Inc.
7.25%       06/15/07 .............    25,000         24,548
Lehman Brothers Holdings Inc.
7.50%       08/01/26 .............    45,000         45,563
Liberty Property Ltd. Partnership
7.50%       01/15/18 .............    30,000         26,369
Manor Care Inc.
7.50%       06/15/06 .............    30,000         29,064
MCI Communications Corp.
6.125%      04/15/02 .............   125,000        124,170
MCI WorldCom Inc.
6.40%       08/15/05 .............    35,000         34,240
8.875%      01/15/06 .............    35,000         37,262
Merrill Lynch & Co. Inc.
5.71%       01/15/02 .............   100,000         98,629
7.00%       01/15/07 .............   250,000        252,487
Morgan Stanley Dean Witter & Co.
5.625%      01/20/04 .............    50,000         48,192
National Rural Utilities Cooperative
6.046%      04/15/03 .............    25,000         24,563
5.50%       01/15/05 .............    40,000         38,226
NationsBank Corp.
7.50%       09/15/06 .............   224,000        232,530
New Jersey Economic Development Authority
7.425%      02/15/29 .............    25,000         26,092
Newell Co.
6.35%       07/15/08 .............    40,000         38,530
Noram Energy Corp.
6.375%      11/01/03 .............    30,000         29,388
Norfolk Southern Corp.
7.90%       05/15/97 .............    55,000         56,236
7.05%       05/01/37 .............    10,000         10,162
Northrop-Grumman Corp.
8.625%      10/15/04 .............    30,000         31,930
Occidental Petroleum Corp.
7.375%      11/15/08 .............    30,000         29,499



                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Paramount Communications Inc.
7.50%       01/15/02 .............$   75,000   $     76,645
Philip Morris Cos. Inc.
7.25%       09/15/01 .............    25,000         25,421
6.95%       06/01/06 .............    20,000         20,210
7.65%       07/01/08 .............   125,000        128,562
Phillips Petroleum Co.
6.375%      03/30/09 .............   100,000         95,656
Pitney Bowes Credit
9.25%       06/15/08 .............   150,000        173,701
Raytheon Co.
6.75%       08/15/07 .............   100,000         98,982
RJR Nabisco Inc.
6.125%      02/01/33 .............    30,000         29,158
Safeway Inc.
5.75%       11/15/00 .............    25,000         24,860
Sprint Capital Corp.
5.70%       11/15/03 .............    25,000         23,960
6.125%      11/15/08 .............    25,000         23,072
6.875%      11/15/28 .............   160,000        145,059
Stop & Shop Cos. Inc.
9.75%       02/01/02 .............    20,000         21,325
Suntrust Bank Inc.
6.00%       01/15/28 .............    25,000         23,413
Tele-Communications Inc.
9.80%       02/01/12 .............    30,000         36,655
7.875%      08/01/13 .............    35,000         36,901
Time Warner Inc.
7.25%       10/15/17 .............   125,000        120,334
Tosco Corp.
7.625%      05/15/06 .............    20,000         20,368
Tribune Co.
6.875%      11/01/06 .............   200,000        197,562
Turner Broadcasting Systems Inc.
8.375%      07/01/13 .............    35,000         37,923
Tyco International Group S.A.
6.25%       06/15/03 .............    50,000         49,200
7.00%       06/15/28 .............   130,000        120,714
U.S. West Capital Funding Inc.
6.125%      07/15/02 .............    15,000         14,799
6.875%      07/15/28 .............    20,000         18,278
Ultramar Diamond Shamrock Corp.
7.65%       07/01/26 .............   100,000        100,089
Union Oil Co. of California
7.35%       06/15/09 .............   100,000        100,882
Union Pacific Corp.
6.79%       11/09/07 .............    45,000         43,475
7.00%       02/01/16 .............   150,000        141,986
United Illuminating Co.
6.25%       12/15/02 .............    10,000          9,795
United Parcel Service Inc.
8.375%      04/01/30 .............    45,000         49,280
USA Waste Services Inc.
6.44%       07/15/01 .............   115,000        114,311(d)
USX Marathon Group
9.80%       07/01/01 .............    25,000         26,470
Westdeutsche Landesbank
6.75%       06/15/05 .............   100,000         98,625
Westinghouse Electric Corp.
8.875%      06/01/01 .............    15,000         15,577
Williams Cos. Inc.
6.125%      02/15/02 .............    50,000         49,584
TOTAL CORPORATE NOTES
  (COST $6,388,803) ..............                6,189,521

--------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                               SCHEDULE OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

NON-AGENCY MORTGAGE BACKED SECURITIES -- 2.1%

Chase Commercial Mortgage Securities Corp.
6.39%       11/18/08 ............   $146,000   $    142,806
Commercial Mortgage Acceptance Corp.
6.49%       05/15/08 ............     72,000         69,986
Credit Suisse First Boston Mortgage Securities Corp.
6.30%       11/15/08 ............    163,000        155,996
DLJ Mortgage Acceptance Corp.
6.24%       11/12/31 ............    325,000        309,664
First Union Lehman Brothers
6.28%       06/18/07 ............    121,827        117,602
GMAC Commercial Mortgage Securities Inc.
6.42%       08/15/08 ............     44,000         42,584
9.80%       08/15/23 ............    882,655         36,133(d)
Lehman Large Loan
6.79%       06/12/04 ............     26,928         27,096
Merrill Lynch Mortgage Investors Inc.
6.39%       02/15/30 ............    160,000        157,030
Mid-State Trust
7.54%       07/01/35 ............     13,092         12,700(d)
Morgan Stanley Capital I
6.52%       01/15/08 ............     84,000         82,110
6.54%       07/15/30 ............    135,000        132,005
6.21%       09/15/08 ............    159,000        151,870
9.71%       04/15/23 ............    430,828         18,175
6.59%       10/03/30 ............     18,089         18,092
6.01%       11/15/30 ............     50,936         49,655
6.48%       11/15/30 ............     88,000         85,552
Mortgage Capital Funding Inc.
6.423%      05/18/08 ............    150,000        144,539
Nationslink Funding Corp.
6.001%      11/20/07 ............     28,931         28,135
6.476%      07/20/08 ............     89,000         86,497
TOTAL NON-AGENCY MORTGAGE BACKED SECURITIES
  (COST $1,953,012) .............                 1,868,227

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.1%

Salomon Brothers Mortgage Securities Inc.
7.00%       7/25/24
   (COST $81,718) ...............     82,958         77,443
TOTAL BONDS AND NOTES
  (COST $32,110,271) ............                31,418,371


                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.2%
--------------------------------------------------------------------------------

DOMESTIC PREFERRED -- 0.2%

Microsoft Corp. (Series A), 2.75%      1,625        162,399
TCI Communications Inc., 10.00% .      1,200         31,950
                                                    194,349


                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

INTERNATIONAL PREFERRED -- 0.0%

Fresenius Medical Care AG .......        125  $       4,381
Telecomunicacoes de Sao
   Paulo S.A.-Telesp ............    120,000         14,233
                                                     18,614
TOTAL PREFERRED STOCK
  (COST $201,947) ...............                   212,963

--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------

Muenchener Rueckverischerungs-
  Gesellschaft AG (Regd.), 06/03/02
  (COST $0) .....................         11            329(a)
TOTAL INVESTMENTS IN SECURITIES
  (COST $70,417,442) ............                84,438,967

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 11.2%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
  (COST $10,056,280) ............ 10,056,280     10,056,280
OTHER ASSETS AND LIABILITIES,
   NET (4.9)% ...................                (4,410,805)
                                                -----------

NET ASSETS-- 100% ...............               $90,084,442
                                                ===========

--------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                               MONEY MARKET FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             COMPARISON OF CHANGES IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                              [LINE GRAPH OMITTED]
         MONEY MARKET FUND 90-DAY T-BILL
12/88            $10000       $10000
12/89             10866        10839
12/90             11642        11678
12/91             12258        12325
12/92             12628        12758
12/93             12925        13149
12/94             13407        13723
12/95             14199        14500
12/96             14966        15246
12/97             15776        16039
12/98             16605        16822
6/99              16974        17205

Money Market Fund (ending value $16,974)
90-Day T-Bill (ending value $17,205)

--------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------

                               SIX      ONE     FIVE    TEN
                             MONTHS    YEAR     YEAR   YEAR
--------------------------------------------------------------------------------
Money Market Fund             2.32%    4.95%    5.33%  5.00%
--------------------------------------------------------------------------------
90 Day T-Bill                 2.28%    4.62%    5.14%  5.13%
--------------------------------------------------------------------------------
Lipper peer group average*    2.21%    4.77%    5.06%  5.01%
--------------------------------------------------------------------------------
Commencement date            6/30/85
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          FUND YIELD AT JUNE 30, 1999
--------------------------------------------------------------------------------
                               FUND        IBC MONEY FUND
                               ----        -------------
  7 day current                 4.63%+          4.35%
  7 day effective               4.74%           4.44%
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE
      A fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity by investing primarily in short-term, U.S.
                  dollar-denominated money market instruments.

CURRENT YIELD REPRESENTS INCOME EARNED ON AN INVESTMENT IN THE MONEY MARKET FUND FOR A SEVEN DAY PERIOD AND THEN ANNUALIZED.

EFFECTIVE YIELD IS CALCULATED SIMILARLY BUT IS SLIGHTLY HIGHER BECAUSE IT REFLECTS THE COMPOUNDING EFFECT OF EARNINGS ON REINVESTED DIVIDENDS.

AN INVESTMENT IN THE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE MONEY MARKET PEER GROUP CONSISTING OF 110, 106, 82 AND 58 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

+ THE SEVEN DAY CURRENT YIELD, RATHER THAN THE TOTAL RETURN, MORE CLOSELY REFLECTS THE CURRENT EARNINGS OF THE MONEY MARKET FUND AT JUNE 30, 1999.

Q&A

ROBERT MACDOUGALL LEADS A TEAM OF MANAGERS FOR THE MONEY MARKET FUND (PLEASE REFER TO PAGE 25 FOR BOB'S BIOGRAPHICAL DETAILS AND AN ANALYSIS OF THE FIXED INCOME MARKETS.

Q. HOW DID THE MONEY MARKET FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30,1999?

A. The Money Market Fund posted a return of 2.32% for the six-month period ended June 30, 1999. For the same period, the 90-day U.S. Treasury Bills returned 2.28% and our Lipper peer group of 110 Money Market annuity funds returned 2.21%.

Q. WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?

A. In the early part of the year we maintained a relatively short average maturity in the portfolio. This gave us the flexibility to capture higher yields when the market moved in reaction to the Fed tightening.

  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                               SCHEDULE OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                MONEY MARKET FUND

--------------------------------------------------------------------------------
                    PORTFOLIO COMPOSITION AS OF JUNE 30, 1999
--------------------------------------------------------------------------------

                               [PIE CHART OMITTED]

NET ASSETS OF $290,842 (IN THOUSANDS)
COMMERICAL PAPER 53.0%
U.S. GOVERNMENTS 29.4%
CERTIFICATES OF DEPOSITS & OTHER 17.6%

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 102.4%

U.S. GOVERNMENTS (D) -- 29.4%

Federal Home Loan Bank
4.79%       07/09/99 ............ $9,520,000  $   9,510,152
Federal Home Loan Mortgage Corp.
4.81%       07/06/99 - 07/09/99 . 16,660,000     16,647,185
4.91%       08/19/99 ............ 11,500,000     11,425,148
4.89%       10/18/99 ............  3,000,000      2,957,263
                                                 31,029,596
Federal National Mortgage Assoc.
4.81%       07/07/99 ............  5,000,000      4,996,042
4.80%       07/13/99 ............  4,000,000      3,993,740
5.06%       09/03/99 ............  4,840,000      4,797,967
4.87%       09/13/99 ............ 14,000,000     13,864,457
5.04%       10/12/99 ............  7,260,000      7,160,296
4.89%       10/15/99 ............ 10,400,000     10,256,076
                                                 45,068,578
TOTAL U.S. GOVERNMENTS (D)
  (COST $85,608,326) ............                85,608,326

COMMERICAL PAPER -- 53.0%

Abbey National PLC
4.895%      09/09/99 ............ 12,900,000     12,777,217
Bank Of America
4.80%       07/29/99 ............ 12,500,000     12,453,333
Bank of Nova Scotia
4.95%       09/01/99 ............ 11,500,000     11,401,963
Citibank
4.82%       07/08/99 ............ 11,500,000     11,489,222

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Credit Suisse
4.82%       07/15/99 ............$10,400,000  $  10,380,506
4.83%       07/15/99 ............  2,000,000      1,996,243
Deutsche Bank AG
5.07%       09/20/99 ............ 11,500,000     11,368,814
First Union Corp.
4.78%       08/09/99 ............ 11,900,000     11,838,378
Merrill Lynch & Co. Inc.
4.79%       07/19/99 ............ 12,700,000     12,669,583
Morgan (J.P.) & Co. Inc.
4.81%       07/02/99 ............ 12,000,000     11,998,397
Morgan Stanley Group Inc.
5.01%       08/16/99 ............ 12,000,000     11,923,180
Republic National Bank of New York
5.02%       08/19/99 ............ 12,000,000     11,918,007
UBS Finance Delaware Inc.
4.81%       07/19/99 ............ 11,500,000     11,472,342
Wells Fargo Co.
4.80%       07/23/99 ............ 10,650,000     10,618,760
TOTAL COMMERICAL PAPER
  (COST $154,305,945) ...........               154,305,945

CERTIFICATES OF DEPOSIT -- 7.6%

Canadian Imperial Bank of Commerce
5.14%       07/28/99 ............ 12,000,000     12,000,000
Dresdner Bank AG
4.87%       07/12/99 ............ 10,000,000     10,000,000
TOTAL CERTIFICATES OF DEPOSIT
  (COST $22,000,000) ............                22,000,000

YANKEE CERTIFICATES OF DEPOSIT -- 12.4%

Bank of Montreal
4.85%       08/02/99 ............  6,000,000      6,000,000
4.87%       08/02/99 ............  6,000,000      6,000,000
Societe Generale
4.85%       08/03/99 ............  6,000,000      6,000,000
4.86%       08/03/99 ............  6,000,000      6,000,000
Toronto-Dominion Bank
5.08%       09/15/99 ............ 12,000,000     11,998,601
TOTAL YANKEE CERTIFICATES OF DEPOSIT
  (COST $35,998,601) ............                35,998,601
TOTAL SHORT-TERM INVESTMENTS
  (COST $297,912,872) ...........               297,912,872

OTHER ASSETS AND LIABILITIES,
   NET (2.4)% ...................                (7,071,019)
                                               ------------

NET ASSETS-- 100% ...............              $290,841,853
                                               ============
------------
See Notes to Schedule of Investments and Notes to  Financial Statements.

                                                     REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Q&A


DAVID A. SHAPIRO, OF SENECA CAPITAL MANAGEMENT (SENECA), THE FUND'S SUB-ADVISER, WITH TOTAL ASSETS UNDER MANAGEMENT OF OVER $6.5 BILLION, IS THE PORTFOLIO MANAGER OF THE REAL ESTATE SECURITIES FUND, DAVID JOINED SENECA IN 1995. IN 1992 DAVID BECAME A PRINCIPAL OF ASSET HOLDINGS GROUP (HE HAS REMAINED A PRINCIPAL OF ASSET HOLDINGS GROUP). FROM 1982 TO 1992, HE WAS A MANAGING DIRECTOR OF THE ADCO GROUP, A REAL ESTATE DEVELOPMENT AND FINANCE COMPANY. DAVID RECEIVED A B.A. FROM COLUMBIA UNIVERSITY AND A J.D. FROM THE UNIVERSITY OF ARIZONA.

Q. HOW DID THE REAL ESTATE SECURITIES FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1999?
A. The Real Estate Securities Fund posted a return of 8.80% for the six-month period ended June 30, 1999. The Wilshire Real Estate Securities Index returned 6.78% and the Lipper peer group of 17 Real Estate annuity funds returned 5.98% for the same period.


Q. WHY DID THE FUND OVERPERFORM ITS BENCHMARK?
A. The fund's concentration in core holdings in the Apartments sector (Equity Residential Property Trust, Archstone Communities Trust and Essex Property Trust) and in the Office/Industrial sector (Equity Office Properties Trust and Spieker Properties Trust) contributed to the fund's outperformance of the index and peer group. These are companies and sectors which we believe will have superior sustainable cash flow rates.


Q. WHAT HAS YOUR INVESTMENT STRATEGY BEEN?
A. With a strong underlying economy, we look for the fundamentals in the real estate industry to remain positive. Our investment strategy is a two-pronged approach. Instead of focusing on the various real estate sectors to maximize returns, we seek to own companies with strong management and dominant market positions. As well, we look for value stocks such as Pacific Gulf Properties and Macerich, companies with solid market niches and savvy management.

Q. WHAT IS THE OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?
A. Overall real estate industry fundamentals remain healthy. The public capital markets, debt and equity, have played a major role in maintaining equilibrium of supply and demand for the real estate sector. A continued economic expansion with limitations on the supply of new real estate will allow rental growth to remain positive.

   The fund will position itself by focusing on core real estate companies and value niche companies with strong management.

                                                     REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             COMPARISON OF CHANGES IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
                              [LINE GRAPH OMITTED]
         REAL ESTATE SECURITIES FUND      WILSHIRE REIT
5/1/95            $10000                     $10000
6/95               10570                      10511
9/95               11060                      11009
12/95              11700                      11404
3/96               12102                      11886
6/96               12515                      12450
9/96               13384                      13185
12/96              15941                      15609
3/97               16607                      15896
6/97               17308                      16626
9/97               19160                      18727
12/97              19048                      18699
3/98               18948                      18558
6/98               18013                      17707
9/98               16181                      15589
12/98              15679                      15441
3/99               15206                      14906
6/99               17059                      16488


Real Estate Securities Fund (ending value $17,059)
Wilshire RES (ending value $16,488)

--------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------

                             SIX     ONE    THREE     SINCE
                           MONTHS   YEAR    YEAR  COMMENCEMENT
--------------------------------------------------------------------------------
Real Estate Securities Fund 8.80%  (5.30%) 10.88%    13.68%
--------------------------------------------------------------------------------
Wilshire RES                6.78%  (6.88%)  9.82%    12.74%
--------------------------------------------------------------------------------
Lipper peer group average*  5.98%  (5.79%)  9.95%      N/A
--------------------------------------------------------------------------------
Commencement date          5/1/95
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE
     A mutual fund designed for investors who seek to maximize total returns through current income and capital appreciation by investing primarily in equity and debt securities of U.S. issuers that are principally engaged in or related to the real estate industry.

--------------------------------------------------------------------------------
                    TOP TEN LARGEST HOLDINGS AT JUNE 30, 1999
--------------------------------------------------------------------------------
  Essex Property Trust Inc. .......................... 5.55%
--------------------------------------------------------------------------------
  Spieker Properties Inc. ............................ 4.87%
--------------------------------------------------------------------------------
  Equity Residential Properties Trust ................ 4.42%
--------------------------------------------------------------------------------
  Archstone Communities Trust ........................ 4.41%
--------------------------------------------------------------------------------
  Equity Office Properties Trust ..................... 4.22%
--------------------------------------------------------------------------------
  Manufactured Home Communities Inc. ................. 4.02%
--------------------------------------------------------------------------------
  Cornerstone Properties Inc. ........................ 3.64%
--------------------------------------------------------------------------------
  Macerich Co. ....................................... 3.51%
--------------------------------------------------------------------------------
  Urban Shopping Centers Inc. ........................ 3.51%
--------------------------------------------------------------------------------
  Simon Property Group Inc. .......................... 3.48%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   PORTFOLIO COMPOSITION AS OF JUNE 30, 1999
--------------------------------------------------------------------------------

NET ASSETS OF $47,526 (IN THOUSANDS)

[PIE CHART OMITTED]

OFFICE/INDUSTRIAL 35.2%
APARTMENTS 19.1%
REGIONAL MALLS/SHOPPING CENTER 13.1%
HOTEL 8.5%
CASH & OTHER 8.1%
MANUFACTURED HOME 6.9%
DIVERSIFIED 6.5%
NET LEASE/MORTGAGE 2.6%

* LIPPER PERFORMANCE COMPARISON ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE REAL ESTATE PEER GROUP CONSISTING OF 17, 16 AND 7 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.


                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                               SCHEDULE OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                           REAL ESTATE SECURITIES FUND

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 87.9%

APARTMENTS -- 19.1%

Archstone Communities Trust ......... 95,597  $   2,097,159
Avalon Bay Communities Inc. ......... 44,260      1,637,620
Berkshire Realty Company Inc. ....... 50,600        585,063
Equity Residential Properties Trust . 46,600      2,099,912
Essex Property Trust Inc. ........... 74,550      2,637,206
                                                  9,056,960

DIVERSIFIED -- 4.1%

Entertainment Properties Trust ...... 24,000        423,000
Northstar Capital Investment Corp. .. 30,000        476,250(a,b)
Pacific Gulf Properties Inc. ........ 47,380      1,071,972
                                                  1,971,222

HOTEL -- 8.5%

FelCor Lodging Trust ................ 28,700        595,525
Interstate Hotels Corp. .............  2,791         11,513(a)
MeriStar Hospitality Corp. .......... 37,713        846,185
Starwood Hotels & Resorts ........... 49,200      1,503,675
Sunstone Hotel Investors Inc. ....... 81,540        693,090
Wyndham International Inc. (Class A)  83,741        376,835(a)
                                                  4,026,823

MANUFACTURED HOME -- 6.9%

Chateau Communities Inc. ............ 46,500      1,392,094
Manufactured Home Communities Inc. .. 73,500      1,911,000
                                                  3,303,094

MORTGAGE -- 0.5%

Capital Trust (Class A) ............. 55,200        248,400(a)

NET LEASE -- 2.1%

TriNet Corporation Realty Trust Inc.  36,000        996,750

OFFICE/INDUSTRIAL -- 33.6%

Arden Realty Inc. ................... 31,000        763,375
Bedford Property Investors Inc. ..... 68,500      1,224,438
Catellus Development Corp. .......... 32,000        496,000(a)
Cornerstone Properties Inc. .........109,000      1,730,375
Crescent Real Estate Equities Co. ... 60,700      1,441,625
Duke Realty Investments Inc. ........ 70,000      1,579,375
Equity Office Properties Trust ...... 78,200      2,003,875
First Industrial Realty Trust Inc. .. 47,600      1,306,025
Mack-Cali Realty Corp. .............. 51,600      1,596,375
Prentiss Properties Trust ........... 64,000      1,504,000
Spieker Properties Inc. ............. 59,500      2,313,062
                                                 15,958,525
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

REGIONAL MALLS -- 10.5%

Macerich Co. ........................ 63,500   $  1,666,875
Simon Property Group Inc. ........... 65,200      1,654,450
Urban Shopping Centers Inc. ......... 52,900      1,666,350
                                                  4,987,675

SHOPPING CENTER -- 2.6%

Developers Diversified Realty Corp. . 74,300      1,235,238
TOTAL COMMON STOCK
  (COST $45,216,518) ................            41,784,687

--------------------------------------------------------------------------------
PREFERRED STOCK -- 4.0%
--------------------------------------------------------------------------------

Glenborough Realty Trust Inc. ....... 60,550      1,150,450
Reckson Associates RealtyCorp. ...... 33,500        764,219
TOTAL PREFERRED STOCK
  (COST $2,211,221) .................             1,914,669
TOTAL INVESTMENTS IN SECURITIES
  (COST $47,427,739) ................            43,699,356

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 7.8%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   (COST $3,693,174) ..............3,693,174      3,693,174
OTHER ASSETS AND LIABILITIES,
   NET 0.3% .......................                 133,826
                                                -----------

NET ASSETS-- 100% .................             $47,526,356
                                                ===========

------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                  NOTES TO PERFORMANCE JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized. The performance data related to the shares of the U.S. Equity Fund and the Income Fund, for the periods through December 12, 1997, reflect the prior performance and expense ratios of the Variable Investment Trust GE U.S. Equity Portfolio and GE Fixed Income Portfolio, the assets of which were transferred to corresponding GE Investments Funds, Inc. pursuant to an exemptive order granted by the Securities and Exchange Commission permitting a substitution of funds that occurred on December 12, 1997.

Certain fees and fund expenses have been waived and/ or borne by the funds' prior investment advisers. GEIM currently waives certain fees and expenses for the Money Market Fund and the Premier Growth Equity Fund. Had these fees and expenses not been absorbed, the returns (and/or yields) would have been lower.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P
500 Index), 90 Day U.S. Treasury Index (90 Day T-Bill), Lehman Brothers Aggregate Bond Index (LB Aggregate), Morgan Stanley Capital International EAFE Index (MSCI EAFE), Wilshire Real Estate Securities Index, (Wilshire RES) and JP Morgan Global Government Bond Index (JPM Global Bond) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index. The S&P 500 Index is a composite of the prices of 500 widely held stocks recognized by investors to be representative of the stock market in general. The 90 Day U.S. T-Bill is the average return on three month U.S. Treasury Bills. The LB Aggregate is a composite index of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general. MSCI EAFE is a composite of more than 1,007 stocks of companies from 20 countries representing stock markets of Europe, Australasia, New Zealand and the Far East. The Wilshire RES is a market capitalization-weighted index comprised of publicly traded real estate investment trusts (REITs), real estate operating companies(REOCs) and partnerships. The JPM Global Bond is an unhedged index comprised of government bonds from several countries including the U.S. The IBC Money Fund Report yields represent the average yields of 931 taxable money market funds. The results shown for the foregoing indices assume reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the average returns of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

Standard & Poor's, S&P, and S&P 500 are trademarks of The McGraw-Hill Companies Inc. and have been licensed for use. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, to the investors of the fund or any member of the public regarding the advisability of investing in the securities generally or in this fund particularly or the ability of the S&P 500 Index Fund to track general stock market performance.

                                               NOTES TO SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be only resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1999, these securities amounted to $389,925, $2,547,630 and $476,250 or 0.95%, 4.09% and 1.00% of net assets for the International Equity, Income and Real Estate Securities Funds, respectively. (c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d) Coupon amount represents effective yield.

(e) Adjustable rate mortgage coupon. The stated rate represents the rate at June 30, 1999.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the interest only holding.

(h) At June 30, 1999, all or a portion of this security was pledged to cover collateral requirements for futures, options or TBA's.

(i) State Street Corp. is the parent company of State Street Bank & Trust Co., the fund's custodian.

(j) At June 30, 1999, the security is in default. GEIM has determined that the security is illiquid as it may be difficult to resell within seven days in the ordinary course of business at approximately the price it is valued.

(k) Non-convertible saving shares without voting rights.

ABBREVIATIONS:
ADR        --     American Depositary Receipt
GDR        --     Global Depositary Receipt
Regd.      --     Registered
REMIC      --     Real Estate Mortgage Investment
                    Conduit
SDR        --     Special Drawing Rights
STRIPS     --     Separate Trading of Registered
                    Interest and Principal of Securities

CURRENCY TERMS:
AUD      --        Australian Dollar
CAD      --        Canadian Dollar
EUR      --        European Currency Unit (ECU)
GBP      --        Pound Sterling
GRD      --        Greek Drachma
JPY      --        Japanese Yen
NZD      --        New Zealand Dollar
SEK      --        Swedish Krona
USD      --        United States Dollar

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------

                                U.S. EQUITY FUND
                                                6/30/99+  12/31/98   12/31/97  12/31/96  12/31/95
--------------------------------------------------------------------------------------------------
INCEPTION DATE                                      --        --         --        --      1/3/95
Net asset value, beginning of period .........    $33.50    $27.88     $21.11    $19.27   $15.00
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income .....................      0.13      0.28       0.24      0.34     0.46
   Net realized and unrealized
      gains on investments ...................      4.59      6.23       6.54      3.90     4.87
--------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS ......      4.72      6.51       6.78      4.24     5.33
--------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .....................      0.00      0.28       0.00      0.35     0.47
   Net realized gains ........................      0.00      0.61       0.01      2.05     0.59
--------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..........................      0.00      0.89       0.01      2.40     1.06
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...............    $38.22    $33.50     $27.88    $21.11   $19.27
--------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .............................    14.12%    23.41%     32.13%    21.72%   35.58%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ..   $43,828   $31,160    $23,917   $18,027   $9,071
   Ratios to average net assets:
      Net investment income* .................     0.81%     0.95%      0.94%     1.80%    2.10%
      Net expenses* ..........................     0.63%     0.69%      0.80%     0.80%    0.80%
      Gross expenses* ........................     0.63%     0.69%      0.86%     0.88%    1.03%
   Portfolio turnover rate ...................       16%       41%        33%       35%      71%
--------------------------------------------------------------------------------------------------

                                                          S&P 500 INDEX FUND
                                                     6/30/99+     12/31/98  12/31/97(B,D)     12/30/96      12/31/95      12/31/94
-----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                           --            --             --           --            --        4/14/85
Net asset value, beginning of period ................  $23.71       $19.23         $15.14       $20.99        $15.72       $15.99
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ............................    0.11         0.21           0.23         0.78          0.27         0.22
   Net realized and unrealized
      gains (losses) on investments .................    2.75         5.20           4.36         4.36          5.41        (0.23)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ......    2.86         5.41           4.59         5.14          5.68        (0.01)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ............................    0.00         0.21           0.23         0.77          0.27         0.22
   Net realized gains ...............................    0.00         0.72           0.27        10.22          0.14         0.04
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .................................    0.00         0.93           0.50        10.99          0.41         0.26
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ......................  $26.57       $23.71         $19.23       $15.14        $20.99       $15.72
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ....................................  12.06%       28.24%         30.33%       24.51%        36.14%       (0.06%)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .........$479,529     $326,961       $164,294      $35,522       $66,017      $23,930
   Ratios to average net assets:
      Net investment income*. .......................   1.04%        1.20%          1.70%        1.91%         1.98%        2.22%
      Net expenses* .................................   0.41%        0.45%          0.46%        0.48%         0.66%        0.75%
      Gross expenses* ...............................   0.41%        0.45%          0.46%        0.48%         0.66%        1.10%
   Portfolio turnover rate ..........................      1%          13%             6%          63%           15%           4%

-------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------

                           PREMIER GROWTH EQUITY FUND
                                                       6/30/99+    12/31/98    12/31/97
---------------------------------------------------------------------------------------
INCEPTION DATE                                             --          --      12/12/97
Net asset value, beginning of period ...............     $67.22      $51.48      $49.79
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ....................      (0.03)       0.25        0.03
   Net realized and unrealized
      gains on investments .........................      13.56       18.43        1.69
---------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS .....      13.53       18.68        1.72
---------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ...........................       0.00        0.24        0.03
   Net realized gains ..............................       0.00        2.70        0.00
---------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ................................       0.00        2.94        0.03
---------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .....................     $80.75      $67.22      $51.48
---------------------------------------------------------------------------------------
TOTAL RETURN (A) ...................................     20.13%      36.53%       3.46%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ........    $24,257     $19,879     $16,237
   Ratios to average net assets:
      Net investment income* .......................     (0.09%)      0.41%       1.04%
      Net Expenses* ................................      0.72%       0.82%       0.69%
      Gross expenses* ..............................      0.75%       0.82%       0.69%
   Portfolio turnover rate .........................        19%         34%          3%
---------------------------------------------------------------------------------------

                                 VALUE EQUITY FUND
                                               6/30/99+    12/31/98    12/31/97
---------------------------------------------------------------------------------
INCEPTION DATE                                      --         --         5/1/97
Net asset value, beginning of period ..........  $13.57      $13.11       $10.00
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ......................    0.05        0.07         0.02
   Net realized and unrealized
      gains on investments ....................    3.07        0.79         3.23
---------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS .......    3.12        0.86         3.25
---------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ......................    0.00        0.07         0.02
   Net realized gains .........................    0.00        0.33         0.12
---------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................    0.00        0.40         0.14
---------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ................  $16.69      $13.57       $13.11
---------------------------------------------------------------------------------
TOTAL RETURN (A) ..............................   22.99%      6.69%        32.56%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ... $78,140     $53,643      $30,856
   Ratios to average net assets:
      Net investment income* ..................    0.70%      0.59%         0.38%
      Expenses* ...............................    0.73%      0.75%         0.69%
   Portfolio turnover rate ....................      11%        14%           18%

-------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------

                                             INTERNATIONAL EQUITY FUND
                                                6/30/99+   12/31/98     12/31/97      12/30/96     12/31/95
------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                       --         --           --           --         5/1/95
Net asset value, beginning of period ......       $11.89     $10.68       $10.83        $10.47       $10.00
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ..................         0.08       0.08         0.02          0.03         0.20
   Net realized and unrealized
      gains on investments ................         0.63       1.77         1.10          1.01         0.47
------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS ...         0.71       1.85         1.12          1.04         0.67
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..................         0.00       0.07         0.08          0.03         0.20
   Net realized gains .....................         0.00       0.57         1.19          0.65         0.00
------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .......................         0.00       0.64         1.27          0.68         0.20
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ............       $12.60     $11.89       $10.68        $10.83       $10.47
------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ..........................         5.97%     17.45%       10.17%         9.91%        6.70%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)       $41,052   $36,952      $31,931       $17,644      $15,348
   Ratios to average net assets:
      Net investment income* ..............         1.32%      0.65%        0.14%         0.23%        0.44%
      Net expenses* .......................         1.09%      1.15%        1.34%         1.50%        1.54%
      Gross expenses* .....................         1.09%      1.15%        1.43%         1.56%        2.17%
   Portfolio turnover rate ................           29%        60%         166%          150%          58%
------------------------------------------------------------------------------------------------------------

                                                              INCOME FUND
                                                   6/30/99+        12/31/98         12/31/97         12/31/96        12/31/95
-----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                          --               --               --               --          1/3/95
Net asset value, beginning of period ..........      $12.34          $12.11           $11.84           $12.53         $12.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ......................        0.33            0.62             0.76             0.76           0.82
   Net realized and unrealized
      gains (losses) on investments ...........       (0.56)           0.34             0.27            (0.43)          1.13
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS        (0.23)           0.96             1.03             0.33           1.95
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ......................        0.00            0.62             0.76             0.76           0.84
   Net realized gains .........................        0.00            0.11             0.00             0.26           0.58
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................        0.00            0.73             0.76             1.02           1.42
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ................      $12.11          $12.34           $12.11           $11.84         $12.53
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ..............................       (1.86%)          7.95%            9.00%            2.92%         16.83%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ...     $62,323         $59,077          $45,555           $5,388         $3,271
   Ratios to average net assets:
      Net investment income* ..................        5.64%           5.54%            5.11%            6.37%          6.52%
      Net expenses* ...........................        0.59%           0.64%            0.59%            0.75%          0.75%
      Gross expenses* .........................        0.59%           0.64%            0.77%            1.03%          1.15%
   Portfolio turnover rate ....................         121%            217%             356%             222%           253%

------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------

                               GLOBAL INCOME FUND
                                                       6/30/99+   12/31/98      12/31/97
-----------------------------------------------------------------------------------------
INCEPTION DATE                                              --          --        5/1/97
Net asset value, beginning of period .............       $10.53      $9.85        $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income .........................         0.23       0.44          0.35
   Net realized and unrealized
      gains (losses) on investments ..............        (0.99)      0.87         (0.01)
-----------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ...        (0.76)      1.31          0.34
-----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .........................         0.00       0.61          0.45
   Net realized gains ............................         0.00       0.02          0.04
-----------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..............................         0.00       0.63          0.49
-----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...................        $9.77     $10.53         $9.85
-----------------------------------------------------------------------------------------
TOTAL RETURN (A) .................................        (7.22%)    13.33%         3.41%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ......      $10,829     $9,739        $5,851
   Ratios to average net assets:
      Net investment income* .....................         4.28%     4.73%         5.54%
      Expenses* ..................................         0.74%     0.82%         0.84%
   Portfolio turnover rate .......................           65%       64%          119%
-----------------------------------------------------------------------------------------

                                                           TOTAL RETURN FUND
                                                      6/30/99+     12/31/98   12/31/97(D)      12/30/96    12/31/95     12/31/94
---------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                            --           --            --            --          --        6/30/85
Net asset value, beginning of period ................   $14.66       $13.21        $12.73        $15.93      $13.40       $13.59
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ............................     0.18         0.34          0.34          1.02        0.41         0.35
   Net realized and unrealized
      gains (losses) on investments .................     0.81         1.90          1.95          0.67        3.34        (0.01)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ......     0.99         2.24          2.29          1.69        3.75         0.34
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ............................     0.00         0.34          0.34          1.02        0.42         0.35
   Net realized gains ...............................     0.00         0.45          1.47          3.87        0.80         0.18
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .................................     0.00         0.79          1.81          4.89        1.22         0.53
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ......................   $15.65       $14.66        $13.21        $12.73      $15.93       $13.40
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ....................................     6.75%       17.10%        17.99%        10.60%      28.07%        2.54%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .........  $90,084      $72,632       $50,007       $27,814     $70,507      $34,708
   Ratios to average net assets:
      Net investment income* ........................     2.57%        2.69%         2.56%         2.73%       3.42%        4.00%
      Expenses* .....................................     0.58%        0.63%         0.65%         0.60%       0.65%        0.77%
   Portfolio turnover rate ..........................       55%         124%          135%          144%        106%          67%

-------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------

                                                           MONEY MARKET FUND
                                                    6/30/99+      12/31/98   12/31/97(C,D)    12/30/96     12/31/95      12/31/94
----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                           --            --             --          --           --         6/30/85
Net asset value, beginning of period .............     $1.00         $1.00          $1.00        $1.00        $0.98        $0.97
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income .........................      0.02          0.05           0.05         0.05         0.06         0.03
   Net realized and unrealized
      gains on investments .......................      0.00          0.00           0.00         0.00         0.00         0.01
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS ..........      0.02          0.05           0.05         0.05         0.06         0.04
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .........................      0.02          0.05           0.05         0.05         0.04         0.03
   Net realized gains ............................      0.00          0.00           0.00         0.00         0.00         0.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..............................      0.02          0.05           0.05         0.05         0.04         0.03
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...................     $1.00         $1.00          $1.00        $1.00        $1.00        $0.98
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .................................      2.32%         5.26%          5.41%        5.41%        5.90%        3.77%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ......  $290,842      $239,547       $144,815     $113,263      $63,083      $33,529
   Ratios to average net assets:
      Net investment income* .....................      4.61%         5.14%          5.17%        5.29%        5.74%        4.04%
      Net expenses* ..............................      0.32%         0.37%          0.32%        0.15%        0.23%        0.42%
      Gross expenses* ............................      0.52%         0.59%          0.48%        0.55%        0.63%        0.70%
----------------------------------------------------------------------------------------------------------------------------------

                                                      REAL ESTATE SECURITIES FUND
                                                         6/30/99+    12/31/98    12/31/97(D)    12/30/96     12/31/95
----------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                --          --            --           --        5/1/95
Net asset value, beginning of period ...............       $11.59      $15.28        $14.11       $11.05       $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ...........................         0.37        0.73          0.74         0.64         0.46
   Net realized and unrealized
      gains (loss) on investments ..................         0.65       (3.46)         2.01         3.36         1.23
----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS .....         1.02       (2.73)         2.75         4.00         1.69
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ...........................         0.00        0.50          0.53         0.65         0.46
   Net realized gains ..............................         0.00        0.46          1.05         0.29         0.18
----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ................................         0.00        0.96          1.58         0.94         0.64
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .....................       $12.61      $11.59        $15.28       $14.11       $11.05
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ...................................         8.80%     (17.68%)       19.49%       36.24%       17.00%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ........      $47,526     $47,756       $48,887      $24,533      $13,429
   Ratios to average net assets:
      Net investment income* .......................         5.85%       5.43%         4.83%        5.90%        6.85%
      Net expenses* ................................         0.94%       0.99%         0.95%        1.07%        1.31%
      Gross expenses* ..............................         0.94%       0.99%         0.95%        1.07%        1.61%
   Portfolio turnover rate .........................            3%         29%           58%          30%          54%

---------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                   NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. Had the adviser not absorbed a portion of expenses, total returns would have been lower. Periods less than one year are not annualized.

(b) As of April 30, 1997, the fund's name was changed to S&P 500 Index Fund from Common Stock Index Portfolio.

(c) Effective May 5, 1997, the fund's primary investment policy was amended to comply with Rule 2a-7 of the Investment Company Act of 1940 governing money market funds. The Fund's investment objective, however, remains to seek a high level of current income consistent with high liquidity and safety of principal. Per share information prior to January 1, 1997 have been restated to reflect the 10.41 to 1 stock split.

(d) GEIM assumed management responsibilities for the Funds effective May 1, 1997. See Note 3 in the Notes to Financial Statements for further information.

*   Annualized for periods less than one year.

+   Unaudited.

STATEMENTS OF ASSETS AND LIABILITIES JUNE 30, 1999 (UNAUDITED)

                                                                                                    PREMIER
                                                                      U.S.             S&P           GROWTH           VALUE
                                                                     EQUITY         500 INDEX        EQUITY          EQUITY
                                                                      FUND            FUND            FUND            FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market
      (cost $32,656,814; $356,841,482; $14,355,752;
      $56,996,024; $33,961,280; $62,498,281; $9,348,865;
      $70,417,442; $0; and $47,427,739, respectively) ..........  $ 41,091,653   $ 471,883,356    $ 22,263,853    $ 73,438,644
   Short term investments (at amortized cost) ..................     2,604,831      11,906,683       1,992,781       4,660,021
   Foreign currency (cost $0; $0; $0; $0; $85,751; $0;
      $269,171; $35,304; $0; and $0, respectively) .............            --              --              --              --
   Receivable for investments sold .............................        92,853       2,573,147              --              --
   Income receivables ..........................................        45,232         428,401          13,162          74,409
   Receivable for fund shares sold .............................        40,114           7,209          50,616          95,832
   Receivable on forward foreign currency contract .............            --              --              --              --
   Variation margin receivable .................................        31,250         143,750          12,500              --
-----------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS .............................................    43,905,933     486,942,546      24,332,912      78,268,906
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distributions payable to shareholders .......................         1,294              --              --              --
   Payable for investments purchased ...........................        54,666       7,264,632              --          67,269
   Payable for fund shares redeemed ............................            --              --          65,260          19,039
   Payable to GEIM .............................................        21,640         149,225          10,482          42,913
   Payable to custodian ........................................            --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ........................................        77,600       7,413,857          75,742         129,221
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS .....................................................   $43,828,333    $479,528,689     $24,257,170     $78,139,685
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in .............................................   $33,509,073    $356,728,691     $15,030,509     $62,892,706
   Undistributed (overdistributed) net investment income .......       145,204       2,102,599          (9,106)        219,681
   Accumulated net realized gain (loss) ........................     1,666,824       5,425,775       1,310,091      (1,415,322)
   Net unrealized appreciation / (depreciation) on:
      Investments ..............................................     8,434,839     115,041,874       7,908,101      16,442,620
      Futures ..................................................        72,400         229,750          17,575              --
      Foreign currency related transactions ....................            (7)             --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS .....................................................   $43,828,333    $479,528,689     $24,257,170     $78,139,685
-----------------------------------------------------------------------------------------------------------------------------------

Shares outstanding ($.01 par value) ............................     1,146,602      18,050,374         300,407       4,682,293
Net asset value, offering and redemption price per share .......   $     38.22    $      26.57     $     80.75  $        16.69


                                                                  INTERNATIONAL                             GLOBAL
                                                                     EQUITY             INCOME              INCOME
                                                                      FUND               FUND                FUND
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market
      (cost $32,656,814; $356,841,482; $14,355,752;
      $56,996,024; $33,961,280; $62,498,281; $9,348,865;
      $70,417,442; $0; and $47,427,739, respectively) ..........     $ 38,728,022       $ 60,866,930        $ 8,656,766
   Short term investments (at amortized cost) ..................        2,008,213          9,498,473          1,469,620
   Foreign currency (cost $0; $0; $0; $0; $85,751; $0;
      $269,171; $35,304; $0; and $0, respectively) .............           85,673                 --            266,800
   Receivable for investments sold .............................          654,534          1,502,318            201,264
   Income receivables ..........................................          121,560            664,373            159,869
   Receivable for fund shares sold .............................           64,985                 --             93,636
   Receivable on forward foreign currency contract .............               --                 --             35,857
   Variation margin receivable .................................               --                 --                 --
-----------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS .............................................       41,662,987         72,532,094         10,883,812
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distributions payable to shareholders .......................               --                 --                 --
   Payable for investments purchased ...........................          485,693         10,029,064             48,326
   Payable for fund shares redeemed ............................               --            142,353                 --
   Payable to GEIM .............................................          125,752             37,438              6,810
   Payable to custodian ........................................               --                 --                 --
-----------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ........................................          611,445         10,208,855             55,136
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS .....................................................      $41,051,542        $62,323,239        $10,828,676
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in .............................................      $33,720,491        $62,966,147        $11,403,523
   Undistributed (overdistributed) net investment income .......          234,218          1,700,570            156,126
   Accumulated net realized gain (loss) ........................        2,333,270           (712,127)           (66,727)
   Net unrealized appreciation / (depreciation) on:
      Investments ..............................................        4,766,742         (1,631,351)          (692,099)
      Futures ..................................................               --                 --                 --
      Foreign currency related transactions ....................           (3,179)                --             27,853
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS .....................................................      $41,051,542        $62,323,239        $10,828,676
-----------------------------------------------------------------------------------------------------------------------------

Shares outstanding ($.01 par value) ............................        3,257,029          5,145,607          1,108,333
Net asset value, offering and redemption price per share .......   $        12.60     $        12.11    $          9.77

                                                                        TOTAL             MONEY            REAL ESTATE
                                                                       RETURN             MARKET           SECURITIES
                                                                        FUND               FUND               FUND
------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market
      (cost $32,656,814; $356,841,482; $14,355,752;
      $56,996,024; $33,961,280; $62,498,281; $9,348,865;
      $70,417,442; $0; and $47,427,739, respectively) ..........      $ 84,438,967   $             --       $ 43,699,356
   Short term investments (at amortized cost) ..................        10,056,280        297,912,872          3,693,174
   Foreign currency (cost $0; $0; $0; $0; $85,751; $0;
      $269,171; $35,304; $0; and $0, respectively) .............            35,381                 --                 --
   Receivable for investments sold .............................           906,775                 --            121,902
   Income receivables ..........................................           425,030            325,350            441,818
   Receivable for fund shares sold .............................            98,979             38,909                 --
   Receivable on forward foreign currency contract .............                --                 --                 --
   Variation margin receivable .................................                --                 --                 --
------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS .............................................        95,961,412        298,277,131         47,956,250
------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distributions payable to shareholders .......................                --            114,873                 --
   Payable for investments purchased ...........................         5,835,196                 --            259,350
   Payable for fund shares redeemed ............................                --          1,866,680            133,715
   Payable to GEIM .............................................            41,774             81,724             36,829
   Payable to custodian ........................................                --          5,372,001                 --
------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ........................................         5,876,970          7,435,278            429,894
------------------------------------------------------------------------------------------------------------------------
NET ASSETS .....................................................       $90,084,442       $290,841,853        $47,526,356
------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in .............................................       $73,190,964       $290,840,306        $49,680,313
   Undistributed (overdistributed) net investment income .......         1,023,582                 --          2,075,406
   Accumulated net realized gain (loss) ........................         1,849,129              1,547           (500,980)
   Net unrealized appreciation / (depreciation) on:
      Investments ..............................................        14,021,525                 --         (3,728,383)
      Futures ..................................................                --                 --                 --
      Foreign currency related transactions ....................              (758)                --                 --
------------------------------------------------------------------------------------------------------------------------
NET ASSETS .....................................................       $90,084,442       $290,841,853        $47,526,356
------------------------------------------------------------------------------------------------------------------------

Shares outstanding ($.01 par value) ............................         5,755,249        290,839,323          3,769,160
Net asset value, offering and redemption price per share .......    $        15.65  $            1.00     $        12.61


-------------
See Notes to Financial Statements.
                                     56 & 57

STATEMENTS OF OPERATIONS
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1999 (UNAUDITED)

                                                                                          PREMIER
                                                            U.S.           S&P 500         GROWTH          VALUE      INTERNATIONAL
                                                           EQUITY           INDEX          EQUITY          EQUITY         EQUITY
                                                            FUND            FUND            FUND            FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends .......................................    $ 203,958     $ 2,587,938        $ 44,783       $ 364,251      $ 495,592
      Interest ........................................       54,755         253,953          22,554          70,625         37,545
      Less: Foreign taxes withheld ....................       (1,370)        (41,389)             --              --        (68,046)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME .......................................      257,343       2,800,502          67,337         434,876        465,091
------------------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees ................       98,231         675,709          69,350         197,654        193,183
      Transfer agent ..................................        3,968           3,968           3,968           3,968          3,968
      Trustees' fees ..................................          762           7,964             478           1,303            945
      Custody and accounting expenses .................        4,570          47,788           2,862           7,825          5,672
      Professional fees ...............................        5,416          56,636           3,392           9,273          6,724
      Other expenses ..................................          338           4,372             212             579            420
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER .......................      113,285         796,437          80,262         220,602        210,912
      Less: Expenses waived or borne by
         the adviser ..................................           --              --          (3,677)             --             --
------------------------------------------------------------------------------------------------------------------------------------
      Net expenses ....................................      113,285         796,437          76,585         220,602        210,912
------------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS) .......................      144,058       2,004,065          (9,248)        214,274        254,179
------------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ..................................    1,387,406       2,044,527         934,729       1,536,211      2,140,259
         Futures ......................................      127,438         915,640         (12,700)             --             --
         Written options ..............................          --               --              --              --             --
         Foreign currency related transactions ........         (110)              9              --              --        (42,320)
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         DEPRECIATION ON:
         Investments ..................................    3,157,144      40,233,317       3,053,174      11,023,741        135,312
         Futures ......................................       38,812        (227,450)         17,575              --             --
         Written options ..............................           --              --              --              --             --
         Foreign currency related transactions ........          (33)             --              --              --         (7,760)
------------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain
         (loss) on investments ........................    4,710,657      42,966,043       3,992,778      12,559,952      2,225,491
------------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS .......................  $ 4,854,715    $ 44,970,108     $ 3,983,530    $ 12,774,226    $ 2,479,670
------------------------------------------------------------------------------------------------------------------------------------


                                                                           GLOBAL           TOTAL         MONEY      REAL ESTATE
                                                               INCOME       INCOME          RETURN        MARKET      SECURITIES
                                                                FUND         FUND            FUND          FUND          FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends .......................................    $      16,452          --    $    326,053    $       --   $ 1,479,256
      Interest ........................................        1,860,410     279,946         950,908     6,767,253        73,816
      Less: Foreign taxes withheld ....................               --      (4,117)        (22,592)           --            --
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME .......................................        1,876,862     275,829       1,254,369     6,767,253     1,553,072
---------------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees ................          150,624      32,940         198,983       622,609       194,180
      Transfer agent ..................................            3,968       3,968           3,968         3,968         3,968
      Trustees' fees ..................................            1,520         253           1,783         6,099         1,207
      Custody and accounting expenses .................            9,117       1,526          10,701        36,587         7,242
      Professional fees ...............................           10,806       1,808          12,684        43,362         8,581
      Other expenses ..................................              675         112           1,612         3,543           535
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER .......................          176,710      40,607         229,731       716,168       215,713
      Less: Expenses waived or borne by
         the adviser ..................................               --          --              --      (279,645)           --
---------------------------------------------------------------------------------------------------------------------------------
      Net expenses ....................................          176,710      40,607         229,731       436,523       215,713
---------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS) .......................        1,700,152     235,222       1,024,638     6,330,730     1,337,359
---------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ..................................         (839,439)    (20,507)      1,490,745           802      (442,770)
         Futures ......................................               --          --              --                          --
         Written options ..............................           45,849          --              --            --            --
         Foreign currency related transactions ........               --     (56,627)        (16,487)           --            --
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         DEPRECIATION ON:
         Investments ..................................       (2,046,351) (1,105,204)      2,750,542            --     2,898,698
         Futures ......................................               --          --              --            --            --
         Written options ..............................             (763)         --            (330)           --            --
         Foreign currency related transactions ........               --      44,803          (1,568)           --            --
---------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain
         (loss) on investments ........................       (2,840,704) (1,137,535)      4,222,902           802     2,455,928
---------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS .......................     $ (1,140,552) $ (902,313)    $ 5,247,540   $ 6,331,532   $ 3,793,287
---------------------------------------------------------------------------------------------------------------------------------

------------
See Notes to Financial Statements.
                                     58 & 59

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                  PREMIER
                                                U.S.                  S&P 500                      GROWTH
                                               EQUITY                  INDEX                       EQUITY
                                                FUND                   FUND                         FUND
--------------------------------------------------------------------------------------------------------------------
                                      PERIOD ENDED  YEAR ENDED  PERIOD ENDED  YEAR ENDED  PERIOD ENDED  YEAR ENDED
                                        JUNE 30,   DECEMBER 31,    JUNE 30,  DECEMBER 31,   JUNE 30,   DECEMBER 31,
                                          1999+        1998          1999+       1998        1999+         1998
--------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income (loss) ....$   144,058  $   251,995   $ 2,004,065  $ 2,791,335   $  (9,248)   $  70,190
     Net realized gain (loss) on
       investments, futures, written
       options, and foreign currency
       related transactions ..........  1,514,734      720,210     2,960,176   11,920,795     922,029    1,153,279
     Net increase (decrease) in
       unrealized appreciation/
       depreciation ..................  3,195,923    4,761,858    40,005,867   44,705,175   3,070,749    4,313,223
--------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       operations ....................  4,854,715    5,734,063    44,970,108   59,417,305   3,983,530    5,536,692
--------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ...........         --     (250,555)           --   (2,699,390)         --      (68,908)
     Net realized gains ..............         --     (546,305)           --   (9,401,821)         --     (760,447)
--------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ...............         --     (796,860)           --  (12,101,211)         --     (829,355)
--------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets
     from operations and
     distributions ...................  4,854,715    4,937,203    44,970,108   47,316,094   3,983,530    4,707,337
--------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares .... 25,302,258   16,925,055   115,317,568  130,960,266  11,212,383    8,647,997
     Value of distributions
       reinvested ....................         --      808,489            --   12,101,211          --      839,275
     Cost of shares redeemed .........(17,488,697) (15,427,494)   (7,720,224) (27,710,415)(10,818,116) (10,552,145)
--------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       share transactions ............  7,813,561    2,306,050   107,597,344  115,351,062     394,267   (1,064,873)
--------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN
     NET ASSETS ...................... 12,668,276    7,243,253   152,567,452  162,667,156   4,377,797    3,642,464

NET ASSETS
   Beginning of period ............... 31,160,057   23,916,804   326,961,237  164,294,081  19,879,373   16,236,909
--------------------------------------------------------------------------------------------------------------------
   End of period .....................$43,828,333 $ 31,160,057  $479,528,689 $326,961,237 $24,257,170  $19,879,373
--------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (OVERDISTRIBUTED)
   NET INVESTMENT INCOME, END
   OF PERIOD .........................$   145,204 $      1,146  $  2,102,599 $     98,534 $    (9,106) $       142
--------------------------------------------------------------------------------------------------------------------
CHANGES IN PORTFOLIO SHARES:
     Shares sold by subscription .....    704,504      532,917     4,567,918    6,047,885     148,648      140,302
     Issued for distributions reinvested       --       24,815            --      521,604          --       13,063
     Shares redeemed .................   (488,040)    (485,538)     (309,118)  (1,321,302)   (143,956)    (173,026)
--------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       in fund shares ................    216,464       72,194     4,258,800    5,248,187       4,692      (19,661)
--------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                               VALUE                     INTERNATIONAL
                                              EQUITY                        EQUITY                  INCOME
                                               FUND                          FUND                    FUND
---------------------------------------------------------------------------------------------------------------------
                                      PERIOD ENDED  YEAR ENDED  PERIOD ENDED   YEAR ENDED  PERIOD ENDED  YEAR ENDED
                                        JUNE 30,    DECEMBER 31,  JUNE 30,    DECEMBER 31,   JUNE 30,    DECEMBER 31,
                                          1999+        1998         1999+          1998        1999+         1998
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income (loss) ....  $  214,274   $  266,967  $  254,179    $  231,035   $ 1,700,152  $ 2,792,312
     Net realized gain (loss) on
       investments, futures, written
       options, and foreign currency
       related transactions ..........   1,536,211   (1,750,273)  2,097,939     2,197,939      (793,590)     600,594
     Net increase (decrease) in
       unrealized appreciation/
       depreciation ..................  11,023,741    3,907,480     127,552     3,294,109    (2,047,114)     418,790
---------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       operations ....................  12,774,226    2,424,174   2,479,670     5,723,083    (1,140,552)   3,811,696
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ...........          --     (268,273)         --      (171,596)           --   (2,792,417)
     Net realized gains ..............          --   (1,266,070)         --    (1,790,431)           --     (486,762)
---------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ...............          --   (1,534,343)         --    (1,962,027)           --   (3,279,179)
   Increase (decrease) in net assets
     from operations and
     distributions ...................  12,774,226      889,831   2,479,670     3,761,056    (1,140,552)     532,517
---------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares ....  26,602,675   31,179,749  54,772,176    19,148,022     7,847,244   31,877,838
     Value of distributions
       reinvested ....................          --    1,534,344          --     1,962,027            --    3,397,795
     Cost of shares redeemed ......... (14,879,833) (10,816,957)(53,152,545)  (19,849,462)   (3,459,998) (22,284,896)
---------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       share transactions ............  11,722,842   21,897,136   1,619,631     1,260,587     4,387,246   12,990,737
---------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN
     NET ASSETS ......................  24,497,068   22,786,967   4,099,301     5,021,643     3,246,694   13,523,254

NET ASSETS
   Beginning of period ...............  53,642,617   30,855,650  36,952,241    31,930,598    59,076,545   45,553,291
---------------------------------------------------------------------------------------------------------------------
   End of period ..................... $78,139,685 $ 53,642,617 $41,051,542  $ 36,952,241   $62,323,239 $ 59,076,545
---------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (OVERDISTRIBUTED)
   NET INVESTMENT INCOME, END
   OF PERIOD ......................... $   219,681 $      5,407 $   234,218  $    (19,961)  $ 1,700,570 $        418
---------------------------------------------------------------------------------------------------------------------
CHANGES IN PORTFOLIO SHARES:
     Shares sold by subscription .....   1,685,838    2,271,852   4,473,380     1,623,481       641,076    2,490,175
     Issued for distributions reinvest          --      117,215          --       168,414            --      276,612
     Shares redeemed .................    (956,976)    (789,260) (4,325,354)   (1,673,171)     (282,823)  (1,740,167)
---------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       in fund shares ................     728,862    1,599,807     148,026       118,724       358,253    1,026,620
---------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                GLOBAL                    TOTAL                       MONEY
                                                INCOME                   RETURN                       MARKET
                                                 FUND                     FUND                        FUND
-----------------------------------------------------------------------------------------------------------------------
                                       PERIOD ENDED  YEAR ENDED  PERIOD ENDED  YEAR ENDED   PERIOD ENDED   YEAR ENDED
                                         JUNE 30,    DECEMBER 31,  JUNE 30,    DECEMBER 31,    JUNE 30,   DECEMBER 31,
                                           1999+         1998        1999+         1998          1999+        1998
-----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income (loss) ....  $ 235,222    $  363,926  $ 1,024,638   $ 1,590,250  $ 6,330,730   $ 10,312,511
     Net realized gain (loss) on
       investments, futures, written
       options, and foreign currency
       related transactions ..........    (77,134)      161,603    1,474,258     2,471,228          802          2,034
     Net increase (decrease) in
       unrealized appreciation/
       depreciation .................. (1,060,401)      470,056    2,748,644     5,485,019           --             --
-----------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       operations ....................   (902,313)      995,585    5,247,540     9,546,497    6,331,532     10,314,545
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ...........         --      (513,299)          --    (1,584,895)  (6,330,730)   (10,312,511)
     Net realized gains ..............         --       (45,764)          --    (2,103,414)          --             --
-----------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ...............         --      (559,063)          --    (3,688,309)  (6,330,730)   (10,312,511)
   Increase (decrease) in net assets
     from operations and
     distributions ...................   (902,313)      436,522    5,247,540     5,858,188          802          2,034
-----------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares ....  8,242,935     4,092,914   14,336,538    14,948,135  836,749,255  1,128,113,014
     Value of distributions
       reinvested ....................         --       846,310           --     3,688,309    6,335,935     10,332,839
     Cost of shares redeemed ......... (6,250,674)   (1,488,358)  (2,131,586)   (1,869,877)(791,791,008)(1,043,716,505)
-----------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       share transactions ............  1,992,261     3,450,866   12,204,952    16,766,567   51,294,182     94,729,348
-----------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN
     NET ASSETS ......................  1,089,948     3,887,388   17,452,492    22,624,755   51,294,984     94,731,382

NET ASSETS
   Beginning of period ...............  9,738,728     5,851,340   72,631,950    50,007,195  239,546,869    144,815,487
-----------------------------------------------------------------------------------------------------------------------
   End of period .....................$10,828,676  $  9,738,728  $90,084,442 $  72,631,950 $290,841,853  $ 239,546,869
-----------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (OVERDISTRIBUTED)
   NET INVESTMENT INCOME, END
   OF PERIOD .........................$   156,126  $    (79,096) $ 1,023,582 $      (1,056)$         --  $          --
-----------------------------------------------------------------------------------------------------------------------
CHANGES IN PORTFOLIO SHARES:
     Shares sold by subscription .....    807,460       386,376      940,400     1,045,168  836,749,256  1,128,113,014
     Issued for distributions reinvest        --         82,508           --       256,667    6,335,934     10,332,839
     Shares redeemed .................   (624,397)     (137,734)    (140,929)     (132,272)(791,791,008)(1,043,716,505)
-----------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       in fund shares ................    183,063       331,150      799,471     1,169,563   51,294,182     94,729,348
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                            REAL ESTATE
                                            SECURITIES
                                               FUND
-----------------------------------------------------------------
                                      PERIOD ENDED   YEAR ENDED
                                         JUNE 30,   DECEMBER 31,
                                           1999+         1998
-----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income (loss) ....$  1,337,359   $2,865,319
     Net realized gain (loss) on
       investments, futures, written
       options, and foreign currency
       related transactions ..........    (442,770)   1,997,722
     Net increase (decrease) in
       unrealized appreciation/
       depreciation ..................   2,898,698  (15,269,814)
-----------------------------------------------------------------
     Net increase (decrease) from
       operations ....................   3,793,287  (10,406,773)
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ...........          --   (1,919,406)
     Net realized gains ..............          --   (1,766,106)
-----------------------------------------------------------------
   TOTAL DISTRIBUTIONS ...............          --   (3,685,512)
   Increase (decrease) in net assets
     from operations and
     distributions ...................   3,793,287  (14,092,285)
-----------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares ....  18,896,015   10,749,483
     Value of distributions
       reinvested ....................          --    8,751,903
     Cost of shares redeemed ......... (22,918,918)  (6,539,651)
-----------------------------------------------------------------
     Net increase (decrease) from
       share transactions ............  (4,022,903)  12,961,735
-----------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN
     NET ASSETS ......................    (229,616)  (1,130,550)

NET ASSETS
   Beginning of period ...............  47,755,972   48,886,522
-----------------------------------------------------------------
   End of period ..................... $47,526,356 $ 47,755,972
-----------------------------------------------------------------
UNDISTRIBUTED (OVERDISTRIBUTED)
   NET INVESTMENT INCOME, END
   OF PERIOD ......................... $ 2,075,406 $    738,047
-----------------------------------------------------------------
CHANGES IN PORTFOLIO SHARES:
     Shares sold by subscription .....   1,496,014      752,372
     Issued for distributions reinvest          --      656,571
     Shares redeemed .................  (1,846,397)    (489,779)
-----------------------------------------------------------------
     Net increase (decrease)
       in fund shares ................    (350,383)     919,164
-----------------------------------------------------------------

+    Unaudited.


-------------
See Notes to Financial Statements.
                                    60 & 61

                         NOTES TO FINANCIAL STATEMENTS JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
1. ORGANIZATION OF THE FUNDS
GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Company is comprised of eleven investment funds (each a "Fund" and collectively the "Funds"), only ten of which are currently being offered, as follows: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, International Equity Fund, Income Fund, Global Income Fund, Total Return Fund, Money Market Fund and Real Estate Securities Fund.

Effective May 1, 1997, the Common Stock Index Portfolio changed its name to S&P 500 Index Fund. On May 5, 1997, the Money Market Fund's investment policy was changed to maintain a constant net asset value in accordance with Rule 2a-7 of the 1940 Act, as amended, governing money market funds. To effect this change the Money Market Fund declared a stock split in the ratio of 10.41 to 1. As a result of the stock split, the Money Market Fund began maintaining a constant net asset value per share of $1.00. The financial highlights of the Money Market Fund have been restated to reflect this stock split.

Shares of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Investment Management Incorporated ("GEIM"), the investment adviser and administrator of each Fund

As of June 30, 1999, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, each an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with generally accepted accounting principles which requires management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates, but are expected to be immaterial.

The following summarizes the significant accounting policies of the Company:


SECURITY VALUATION AND TRANSACTIONS
Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions and dealer supplied valuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are principally traded. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Forward foreign currency contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. Short-term investments maturing within 60 days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Fund positions which cannot be valued as set forth above are valued at fair value determined under procedures approved by the Board of Directors of the Funds.

In accordance with Rule 2a-7 of the 1940 Act, the Money Market Fund values its securities initially at cost and, thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of specific identified cost for both financial statement and federal tax purposes.


FOREIGN CURRENCY
Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized or unrealized gain or loss from investments. Reported net realized exchange gains or losses from foreign currency transactions represent gains or losses on sales of foreign currencies, currency gains or losses between the trade date and the settlement date on securities transactions, net realized gains and losses on sales and maturities of forward foreign currency contracts, and the difference between the amounts of foreign investment income and withholding taxes accrued on the Funds' books and the U.S. dollar equivalent of the amounts actu-

                         NOTES TO FINANCIAL STATEMENTS JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

ally received or paid. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.


INCOME TAXES
The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income and realized gains to their shareholders and, therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes. Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Funds incurred and elected to defer losses at October 31, 1998 as follows:

FUND                             CURRENCY            CAPITAL
------------------------------------------------------------
U.S Equity Fund                  $    249         $       --
Value Equity Fund                      --          2,951,556
International Equity Fund          19,961                 --
Income Fund                            --                527
Total Return Fund                   1,056                 --
Real Estate Securities Fund            --            182,488

INVESTMENT INCOME
Corporate actions (including cash dividends) are recorded net of non-reclaimable tax withholdings on the ex-dividend date, except for certain foreign securities for which corporate actions are recorded as soon after ex-dividend date as such information is available. Interest income is recorded on the accrual basis. All discounts on taxable bonds are accreted or amortized to call or maturity date, whichever is shorter, using the effective yield method. Premiums on taxable bonds are not amortized.


EXPENSES
Expenses of the Company which are directly identifiable to a specific Fund are allocated to that Fund. Expenses which are not directly identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. All expenses of the Funds are paid by GEIM, investment adviser to the Funds, and reimbursed by the Funds.


DISTRIBUTIONS TO SHAREHOLDERS
The Money Market Fund declares investment income dividends daily and pays them monthly. All other Funds declare and pay dividends from investment income annually. All Funds declare and pay net realized capital gains distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized and unrealized gains and losses on forward foreign currency contracts, paydown gains and losses on mortgage-backed securities, losses deferred due to wash sale transactions, and deferred organization expenses. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments. During any particular year, net realized gains from investment transactions in excess of any applicable capital loss carryforwards would be taxable to the Funds if not distributed and, therefore, will be declared and paid to their shareholders annually.


WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
The Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled for a future time. Settlement dates may be a month or more after entering into these transactions, and the purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the underlying security declines prior to the settlement date. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. This may increase the risk if the other party involved in the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices and yields. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The funds will not enter into such agreements for the purpose of investment leverage.


FOREIGN SECURITIES
All Funds may invest in foreign securities, subject to certain limitations. There are certain additional risks involved when investing in foreign securities (including those denominated in foreign currencies) that are not inherent

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                         NOTES TO FINANCIAL STATEMENTS JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

in domestic securities. These risks may involve foreign currency exchange rate fluctuations; changes in foreign exchange control regulations: application of foreign tax laws, including withholding taxes: lack of uniform accounting, auditing and financial reporting standards; and increase uncertainty about changes in governmental administration or economic or monetary policy (in the United States or abroad). The Funds may be subject to restrictions on the repatriation or foreign currencies and may be limited on the use or removal of its assets.


FORWARD FOREIGN CURRENCY CONTRACTS
Certain Funds may enter into forward foreign currency contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. A forward foreign currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Contracts to sell are generally used to hedge the Fund's investment against currency fluctuations or to offset a previous contract to buy. Contracts to buy are generally used to hedge exposure to foreign currencies or to offset a previous contract to sell. Currency exposure exists during the period that a foreign denominated investment is held or during a period between the trade date and settlement date of an investment which is purchased or sold. These contracts involve market risk in excess of the unrealized gain or loss reflected in the fund's Statement of Assets and Liabilities. This amount represents the aggregate exposure to each currency the Fund has acquired or hedge through currency contracts at year end. Losses may arise from changes in the value of foreign currency or if the counterparties do not perform under the contracts' terms. An open contract is marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Certain Funds may utilized forward currency contracts for speculative purposes. When a Fund enters into a forward foreign currency exchange contract for speculative purposes, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total asset committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.


REPURCHASE AGREEMENTS
Each of the Funds may enter into repurchase agreements. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. There is the risk that the collateral may be insufficient to meet the obligation in the event of default.


FINANCIAL FUTURES CONTRACTS AND OPTIONS
Each fund, other than the Money Market Fund, may invest in financial future contracts and purchase and write options, subject to certain limitations. The Funds may invest in futures and options contracts for the following reasons: (1) for the purpose of hedging against the effects of changes in the value of portfolio securities or other investments due to anticipated changes in interest rates, stock market conditions and currency market conditions, (2) to gain stock, bond, or currency market exposure for accumulating and residual cash positions, (3) for duration management, (4) when such transactions are an economically appropriate way to reduce risks inherent in the management of a Fund, and (5) for non-hedging purposes such as seeking additional income or otherwise seeking to increase total return. Buying futures, writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument. Selling futures, buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or hedge other fund investments.

These investments involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts, shown in the Schedule of Investments under the captions "Other Information, "Call Options" and "Put Options" reflect the extent of the involvement the Funds have in the particular classes of these instruments. Losses may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities and interest rates and currency. Losses also may arise if there is an illiquid secondary market for the instruments, or an inability of counterparties to perform.

Upon entering into a financial futures contract, the Funds are required to deposit with the Funds' custodian in a segregated account, either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily change in the contract value and are recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the futures contract is closed. The Funds will realize a gain or loss upon the expiration or closing of an option transaction. When an option is exercised, the proceeds on the sale

                         NOTES TO FINANCIAL STATEMENTS JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

of a security as a result of exercising a written option, the purchase cost of a security acquired from exercising a written put option, or the proceeds on the sale of the security from exercising a purchased put option or cost of the security acquired from exercising a purchased call option is adjusted by the amount of original premium received or paid.


SECURITY LENDING
The Funds may loan securities to brokers, dealers, and financial institutions determined by GEIM to be creditworthy, subject to certain limitations. The loans of securities will be secured by collateral in the form of cash or other liquid assets, which will be segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. The Funds receive a lender fee in addition to the interest and dividends on the loaned securities during the term of the loan. The Funds will receive any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested net of any rebate during the term of the loan. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

3. FEES AND COMPENSATION PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES
GEIM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Funds.

Compensation of GEIM, a wholly-owned subsidiary of General Electric Company, for investment advisory and administrative services, is paid monthly based on the average daily net assets of each Fund. The advisory and administrative fee is stated in the following schedule:
                       ANNUALIZED BASED ON AVERAGE DAILY NET ASSETS
                              AVERAGE DAILY      ADVISORY AND
                           NET ASSETS OF FUND ADMINISTRATION FEES
-------------------------------------------------------------------
U.S Equity Fund                All assets            .55%

S&P 500 Index Fund             All assets            .35%

Premier Growth Equity Fund     All assets            .65%

Value Equity Fund              All assets            .65%

International Equity Fund  First $100 million       1.00%
                            Next $100 million        .95%
                            Over $200 million        .90%

Income Fund                First $100 million        .50%
                            Next $100 million        .45%
                            Next $100 million        .40%
                            Next $100 million        .35%
                            Over $400 million        .30%

Global Income Fund             All assets            .60%

Total Return Fund          First $100 million        .50%
                            Next $100 million        .45%
                            Next $100 million        .40%
                            Next $100 million        .35%
                            Over $400 million        .30%

Money Market Fund*         First $100 million        .50%
                            Next $100 million        .45%
                            Next $100 million        .40%
                            Next $100 million        .35%
                            Over $400 million        .30%

Real Estate Securities FundFirst $100 million        .85%
                            Next $100 million        .80%
                            Over $200 million        .75%

* THE ADVISER HAS VOLUNTARILY AGREED TO WAIVE A PORTION OF THE FEE PAYABLE BY THE MONEY MARKET FUND SO THAT THE FEE PAID BY THE MONEY MARKET FUND IS EQUAL TO .25%.


From time to time, GEIM may waive or reimburse advisory or administrative fees paid by a Fund.


DIRECTORS' COMPENSATION
The Funds pay no compensation to their Directors who are officers or employees of GE Life or GEIM. Directors who are not officers or employees receive an annual fee of $6,000 and an additional fee of $500 per Directors' meeting attended in person and an additional fee of $250 for each Directors' conference call meeting attended. These fees are allocated proportionally among the funds based upon the relative net assets of each fund.

                         NOTES TO FINANCIAL STATEMENTS JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

4.   SUB-ADVISORY FEES

Pursuant to an investment sub-advisory agreement with GEIM, effective July 23, 1997, Seneca Capital Management, L.L.C. ("Seneca") is the sub-adviser to the Real Estate Securities Fund, and pursuant to investment sub-advisory agreements with GEIM, effective May 1, 1997, GE Investments (US) Limited ("GEIUS") is the sub-adviser to the Global Income Fund and NWQ Investment Management Company ("NWQ") is the sub-adviser to the Value Equity Fund. Pursuant to an investment sub-advisory agreement with GEIM, effective July 24, 1997, State Street Global Advisors ("SSgA"), a division of State Street Bank and Trust Company, is the sub-adviser to the S&P 500 Index Fund.

For their services GEIM pays Seneca, GEIUS, NWQ and SSgA monthly compensation in the form of a sub-advisory fee. Seneca, GEIUS, NWQ and SSgA are responsible for the day-to-day portfolio management of their respective funds, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, under the general supervision of GEIM and the Board.


5.   AGGREGATE UNREALIZED
     APPRECIATION AND DEPRECIATION

Aggregate gross unrealized appreciation/(depreciation) of investments for each Fund at June 30, 1999, were as follows:

                                                            NET
                               GROSS         GROSS      UNREALIZED
                            UNREALIZED    UNREALIZED  APPRECIATION/
                           APPRECIATION  DEPRECIATION (DEPRECIATION)
--------------------------------------------------------------------------------

U.S. Equity Fund            $8,811,206      $376,367     $8,434,839
S&P 500 Index Fund         120,969,988     5,928,114    115,041,874
Premier Growth Equity Fund   8,090,137       182,036      7,908,101
Value Equity Fund           19,410,358     2,967,738     16,442,620
International Equity Fund    6,665,151     1,898,409      4,766,742
Income Fund                     69,404     1,700,755     (1,631,351)
Global Income Fund              12,257       704,356       (692,099)
Total Return Fund           15,447,052     1,425,527     14,021,525
Real Estate Securities Fund  1,834,986     5,563,369     (3,728,383)

The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at June 30, 1999.


6.   OPTIONS

During the six-month period ended June 30, 1999, the following option contracts were written:

                    TOTAL RETURN FUND          INCOME FUND
--------------------------------------------------------------------------------
                   NUMBER                   NUMBER
                OF CONTRACTS  PREMIUM    OF CONTRACTS  PREMIUM
--------------------------------------------------------------------------------
Balance as of
 December
 31, 1998           1,710   $   7,095          760   $   3,148

Written         2,237,776      60,702    1,138,544      29,208

Closed and
  Expired      (1,125,666)    (51,659)    (572,479)    (24,569)

Exercised      (1,113,820)    (16,138)    (566,825)     (7,787)
--------------------------------------------------------------------------------
Balance as of
  June 30, 1999         -   $       -            -   $      -
--------------------------------------------------------------------------------


7.   INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than U.S. Government securities, short-term securities and options, for the six-month period ended June 30, 1999, were as follows:

                               PURCHASES            SALES
--------------------------------------------------------------------------------

U.S. Equity Fund             $12,028,621        $5,407,531
S&P 500 Index Fund           117,704,586         5,017,667
Premier Growth Equity Fund     3,866,565         4,453,398
Value Equity Fund             16,525,095         6,388,946
International Equity Fund     11,148,516        10,711,569
Income Fund                   80,553,020        70,553,801
Global Income Fund             7,251,983         6,137,728
Total Return Fund             53,528,359        41,537,862
Real Estate Securities Fund    1,199,527         3,244,274

                                            GE INVESTMENTS FUNDS INVESTMENT TEAM
--------------------------------------------------------------------------------
PORTFOLIO MANAGERS

U.S. EQUITY FUND
Team led by Eugene K. Bolton, GEIM

S&P 500 INDEX FUND
Team led by James B. May, SSGA

PREMIER GROWTH EQUITY FUND
David B. Carlson, GEIM

VALUE EQUITY FUND
Jon D. Bosse, NWQ

INTERNATIONAL EQUITY FUND
Team led by Ralph R. Layman, GEIM

INCOME FUND MONEY MARKET FUND
Team led by Robert A. MacDougall, GEIM

GLOBAL INCOME FUND
William R. Wright, GEIUS

TOTAL RETURN FUND
David B. Carlson, GEIM
Ralph R. Layman, GEIM
Robert A. MacDougall, GEIM

REAL ESTATE SECURITIES FUND
David A. Shapiro, Seneca

INVESTMENT ADVISER AND ADMINISTRATOR
GE Investment Management Incorporated

BOARD OF DIRECTORS
Michael J.Cosgrove, CHAIRMAN
John R. Costantino
William J. Lucas
Robert P. Martin, Jr.
J. Clifford Miller, III
J. Garnett Nelson
Lee A. Putney
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Michael J. Tansley

ASSISTANT TREASURER
Michael M. D'Ambrosio

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, L.L.P.

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT ACCOUNTANTS
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, CHAIRMAN OF THE BOARD AND PRESIDENT
Eugene K. Bolton, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, MUTUAL FUNDS
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Robert A. MacDougall, EVP, FIXED INCOME
Geoffrey R. Norman, EVP, INSTITUTIONAL MARKETING
John J. Walker, EVP, CHIEF FINANCIAL OFFICER
Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE

[GE LOGO OMITTED]

--------------------------------------------------------------------------------
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